         AMENDMENT AND RESTATEMENT, dated as of September 30, 1994, of the LOAN AGREEMENT, dated as of December 29, 1992, by and among (i) SARANAC POWER PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), (ii) solely for purposes of consenting to the execution and delivery of this Amendment and Restatement and making the representations and warranties as to itself and the North Country Project set forth in Section 5, NORTH COUNTRY GAS PIPELINE CORPORATION, a New York corporation ("North country"), (iii) COUNTY OF CLINTON INDUSTRIAL DEVELOPMENT AGENCY, a public benefit corporation of the State of New York (the "IDA"; together with the Partnership, the "Borrowers"), (iv) the financial institutions parties hereto from time to time (the "Lenders"). (v) Credit Suisse, ABN-AMRO Bank, N.V., National Westminster Bank PLC and The Fuji Bank, Limited, New York Branch, as co-agents (collectively in such capacity, the "Co-Agents"), (vi) The Sumitomo Bank, Limited, as lead manager (in such capacity, the "Lead Manager"), (vii) Credit Suisse ("CS"), as agent for the Lenders (in such capacity, the "Agent") and (viii) GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as issuer of the Letters of Credit (as defined in Appendix A) hereunder (in such capacity, the "Letter of Credit Issuer") and as Surety Bond Arranger (as defined in Appendix A) hereunder (in such capacity, the "Surety Bond Arranger").

                              W I T N E S S E T H :

         WHEREAS, unless otherwise defined herein, all terms used herein that are defined in Appendix A shall have the meanings therein assigned to such terms;

         WHEREAS, in order to finance the costs of developing, constructing and equipping the Facility, pursuant to the Resolution, the IDA borrowed IDA Development Loans and IDA Building Loans and, as evidence of such Loans, the IDA, together with the Partnership, issued to the Lenders the IDA Development Loan Notes and the IDA Building Loan Notes;

         WHEREAS, in order to finance the costs of developing, constructing and equipping the Pipeline, pursuant to the Resolution, the IDA borrowed IDA (North Country) Development Loans and IDA (North Country) Building Loans and, as evidence of such Loans, the IDA, together with the Partnership and North country, issued to the Lenders the IDA (North Country) Development Loan Notes and the IDA (North Country) Building Loan Notes;

         WHEREAS, in order to finance the additional costs of developing the Project, the Partnership borrowed Partnership Development Loans and, as evidence of such Loans, the Partnership issued to the Lenders the Partnership Development Loan Notes;

                            Amendment and Restatement
                                of Loan Agreement

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                                                                              2

         WHEREAS, subject to and upon the terms and conditions set forth herein, on the Second Capital Contribution Date, (i) the IDA Development Loan Notes and the IDA Building Loan Notes will be amended, restated and issued in the forms of the IDA Development Term Notes and the IDA Building Term Notes, respectively,
(ii) to the extent the Partnership Development Loans are not repaid in full on the Second Capital Contribution Date, the Partnership Development Loan Notes will be amended and restated in the form of the Partnership Term Note, and (iii) the IDA (North Country) Development Loans and the IDA (North Country) Building Loans will be repaid in full;

         WHEREAS, the parties to the Original Loan Agreement desire to amend and restate the Original Loan Agreement and Appendix A thereto in their entirety and, among other things, desire to add the new Agent and the Co-Agents as parties hereto;

         NOW, THEREFORE, it is agreed:

         SECTION 1 DEFINITIONS

         (a) All terms defined in this Agreement or in Appendix A shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

         (b) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in Appendix A and accounting terms partly defined in Appendix A to the extent not defined, shall have the respective meanings given to them under GAAP.

         (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, appendix, schedule and exhibit references are to this Agreement unless otherwise specified.

         (d) References to agreements defined herein or in Appendix A shall include such agreements as they may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Basic Documents.

         (e) Terms defined in this Agreement or in Appendix A by reference to any other agreement, document or instrument shall have the meanings assigned to them in such agreement, document or instrument, whether or not such agreement, document or instrument is then in effect,

                            Amendment and Restatement
                               of Loan Agreement

                    SECTION 2 AMOUNTS AND TERMS OF TERM LOANS

         2.1 Term Loans. (a) subject to and upon the terms and conditions set forth herein, each Construction Lender severally agrees to convert a portion (determined in accordance with the Notice of Term Loan Conversion) of its Construction Loans into Term Loans (collectively, the "Term Loans") to the Borrowers on the Second Capital Contribution Date in an aggregate amount equal to the amount specified in the Notice of Term Loan Conversion.

         (b) Concurrently with the conversion of the Construction Loans into Term Loans and the occurrence of the Transfer Effective Date (as defined in the Assignment and Acceptance, dated as of the date hereof, between GE Capital and the other Lenders), each Lender will be deemed to have made a Term Loan to the Borrowers in a principal amount equal to the amount set forth opposite such Lender's name on Schedule 8.

         2.2 Term Notes. Simultaneously with the conversion of the outstanding Construction Loans of each Construction Lender into Term Loans of such Construction Lender in accordance with Section 2.1 hereof and Section 2.7 of the original Loan Agreement and Applicable Law, the Borrowers shall amend and restate and the IDA shall issue the IDA (Partnership) Construction Notes (as defined in the Original Loan Agreement) of such Construction Lender and, to the extent the Partnership Development Loans are converted into Term Loans in accordance with Section 2.1 hereof and Section 2.7 of the Original Loan Agreement, amend and restate the Partnership Development Loan Note of such Construction Lender and deliver to each Lender amended and restated promissory notes evidencing such amendments and restatements as follows:

         (a) the converted IDA Building Loans of such Construction Leader shall be evidenced by a promissory note of the Borrowers substantially in the form of Exhibit A-1 (collectively, the "IDA Building Term Notes");

         (b) the converted IDA Development Loans of such Construction Lender shall be evidenced by a promissory note of the Borrowers substantially in the form of Exhibit A-2 (collectively, the "IDA Development Term Notes"); and

         (c) to the extent the Partnership Development Loans of such Construction Lender are converted into Term Loans, the converted Partnership Development Loans shall be evidenced by promissory notes of the Partnership substantially in the form of Exhibit A-3 (collectively, the "Partnership Term Notes"; together with the IDA Building Term Notes and the IDA Development Term Notes, the "Term Notes").

The Term Notes of each Lender shall have appropriate insertions and be payable to the order of such Lender. Each Term Note shall

                            Amendment and Restatement
                               of Loan Agreement

(i) be dated the second Capital Contribution Date, (ii) in the case of the IDA Building Term Notes and the IDA Development Term Notes, subject to Section 11.8(a), represent the joint and several obligations of the Partnership and the IDA to pay the principal amount of the Term Loan made by such Lender as an amendment and restatement of such IDA (Partnership) Construction Notes (as defined in the Original Loan Agreement) and, in the case of the Partnership Term Notes, represent the obligation of the Partnership to pay the principal amount of the Term Loan made by such Lender as an amendment and restatement of such Partnership Development Loan Note, (iii) be payable in consecutive quarterly installments of principal on each Installment Payment Date in the amounts set forth on Schedule 11, (iv) provide for the payment of interest for the period from the date thereof until paid in full on the unpaid principal amount thereof from time to time outstanding in accordance with Section 4.3 and. (v) be entitled to the benefit of this Agreement and the Collateral Security Documents. Promptly following the receipt by each Construction Lender of (i) Term Notes in accordance with this Section 2.2 and (ii) an amount in cash equal to the excess of (A) the aggregate outstanding principal amount of the Construction Loans made by such Lender over (B) the principal amount of the Term Notes delivered to such Construction Lender, such construction Lender shall mark the Construction Notes held by such Construction Lender "Cancelled" and shall return such Construction Notes to the Borrowers and North Country. Each Lender is hereby authorized to record the date, Type and amount of each IDA Building Loan, IDA Development Loan, or Partnership Development Loan, as the case may be, converted from a Construction Loan into a Term Loan by such Construction Lender or purchased by such Lender from a Construction Lender, the date and amount of each payment or prepayment of principal of the Term Loans made by any of the Borrowers, the date of each conversion of one Type of Term Loan into another Type of Term Loan and, in the case of a Eurodollar Loan, the Eurodollar Interest Period and the interest rate with respect thereto, on the schedules annexed to and constituting a part of the Term Notes held by such Lender, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, that the failure by any Lender to make any such recordation shall not limit or otherwise affect the Obligations of any of the Borrowers.

         2.3 Interest Rate Options. (a) Subject to Section 2.3(b), the Partnership may elect from time to time to convert Term Loans maintained as Eurodollar Loans into Base Rate Loans by notifying the Agent prior to 12:00 Noon, New York City time, at least two Business Days prior to the proposed conversion date, provided, that any such conversion of Eurodollar Loans shall only be made on the last day of the then current Eurodollar Interest Period with respect thereto. The Partnership may elect from time to time to convert Term Loans maintained as Base Rate Loans into Eurodollar Loans by notifying the Agent in writing prior to 12:00

                            Amendment and Restatement
                                of Loan Agreement

Noon, New York City time, at least three Working Days prior to the proposed conversion date.

         (b) Unless the Agent and the Lenders shall otherwise agree, the Term Loans to be made on the Second Capital Contribution Date shall be Base Rate Loans and three Working Days thereafter such Term Loans shall be converted to Eurodollar Loans with a Eurodollar Interest Period ending on December 31, 1994. Thereafter, all Term Loans shall be maintained as Eurodollar Loans and the Eurodollar Interest Period for all such Loans shall be three months.

         2.4 Partnership and North Country as Authorized Agents. Pursuant to and in accordance with the provisions of the Installment Sale Agreements, each of the Partnership and North Country has been appointed the exclusive agent of the IDA to develop, design, engineer, acquire, construct, finance, test, start-up, complete, operate and maintain the Project and the North Country Project, as the case may be. The IDA authorizes the Partnership or North Country, as agents of the IDA, to convert the Construction Loans to Term Loans hereunder, and, pursuant to the Original Loan Agreement, authorized the Partnership and North Country, as agents of the IDA, to borrow the Loans thereunder, deliver Notices of Borrowing and apply the proceeds of the Loans as provided therein or otherwise in accordance with the Installment Sale Agreements, without giving notice to or obtaining the consent of the IDA, and the IDA agrees to be bound by all such actions, subject to the provisions of Section 11.8(a) and the Installment Sale Agreements.

                  SECTION 3 LETTERS OF CREDIT AND REIMBURSEMENT
             OBLIGATIONS IN CONNECTION WITH SURETY BOND ARRANGEMENTS

         3.1 Letter of Credit Commitment. (a) (i) Pursuant to the Original Loan Agreement, the Letter of Credit Issuer executed and delivered (i) a certain stand-by letter of credit for the account of the Partnership in favor of the Royal Bank of Canada ("Royal Bank"), in the stated amount of $12,000,000 and with an expiry date of October 31, 1995 (the "Existing Gas Supplier LOC"), to secure the obligations of the Partnership to "Royal Bank under the Gas Supplier LOC heretofore issued by Royal Bank to the Gas Supplier and (ii) the Power Purchase Letter of Credit.

         (ii) Subject to and upon the terms and conditions set forth herein, the Letter of Credit Issuer agrees to execute and deliver certain additional stand-by letters of credit, including any Backup Extension of Credit referred to in Section 3.12 and renewals of the Power Purchase Letter of Credit and the Existing Gas Supplier LOC for the account of the Partnership to secure the payment of the Partnership's obligations under the Project

                            Amendment and Restatement
                                of Loan Agreement

Contracts listed on Schedule 2, including the Partnership's obligation to reimburse any Gas Supplier LOC Issuer for any drawings in respect of a Gas Supplier LOC (such additional letters of credit and Backup Extensions of Credit, together with the Existing Gas Supplier LOC and the Power Purchase Letter of Credit collectively are referred to herein as the "Project Letters of Credit").

         (b) The Partnership shall request the Letter of Credit Issuer to issue, and the Letter of Credit Issuer shall, on the Second Capital Contribution Date, issue the Senior Debt Service Reserve "A" Letter of Credit to the Agent, for the ratable benefit of the Secured Parties (as defined in the Amended and Restated Security Deposit Agreement) (other than the SECI Term Lender).

         (c) On the date of any withdrawal of cash from the Base Reserve Equity Account to make equity distributions to the GE Capital Limited Partner as required pursuant to the Amended and Restated Partnership Agreement, the Partnership shall request the Letter of Credit Issuer to issue, and the Letter of Credit Issuer shall issue on such date, the Senior Debt Service Reserve "B" Letter of Credit (the Senior Debt Service Reserve "B" Letter of Credit, together with the Project Letters of Credit and the Senior Debt Service Reserve "A" Letter of Credit, collectively are referred to herein as the "Letters of Credit") to the Agent, for the ratable benefit of the Lenders and the Swap Counterparty, in the stated amount calculated pursuant thereto.

         (d) At any time during the Term Loan Period, (i) the sum of the aggregate stated amount of (x) the Project Letters of Credit and (y) the Senior Debt Service Reserve "A" Letter of Credit shall not exceed $27,100,000 (such amount to be in addition to the aggregate amount of the Term Loans then outstanding), (ii) the sum of the aggregate stated amount of the Project Letters of Credit shall not exceed $20,500,000 and (iii) the stated amount of the Senior Debt Service Reserve "A" Letter of Credit shall not exceed $6,600,000.

         3.2 Project Letters of Credit. Each Project Letter of Credit shall (i) be denominated in Dollars (except in the case of Project Letters of Credit designated to be in Canadian dollars or as, otherwise agreed by the Letter of Credit Issuer), (ii) provide for the payment of a sight draft when presented for honor thereunder in accordance with the terms thereof, (iii) be governed by the laws of the State of New York, except any Project Letter of Credit designated to be in Canadian dollars, which shall be governed solely by the Uniform Customs and Practice for Documentary Credit (1993 Revision), International Chamber of Commerce Publication No. 500, (iv) be in such form requested by the Partnership as shall be required pursuant to the terms of the Project Contract to which such Project Letter of Credit relates, or, to the extent no form is specified prior to the date hereof,

                          Amendment and Restatement of
                                 Loan Agreement
shall otherwise be in form reasonably acceptable to the Letter of Credit Issuer and (v) expire on a date certain, which date shall be the earlier of (A) the date on which such Project Letter of Credit is no longer required pursuant to the terms of the Project Contract to which such Project Letter of Credit relates and (B) the Distribution Date on which the last Level 1 Distribution is scheduled to be distributed.

         3.3 Procedure for Opening Letter of Credit; Participatinq Interests.
(a) At least ten Business Days prior to the proposed issuance of a Project Letter of Credit, the Partnership shall provide to the Letter of Credit Issuer a written request and a form of Project Letter of Credit therefor. Such request shall set forth the proposed issuance date of such Project Letter of Credit (which shall be a Business Day) and the stated amount of such Project Letter of Credit. The Partnership shall also provide such other certificates, documents and other papers and information as the Letter of Credit Issuer may reasonably request. Upon receipt of such request from the Partnership, the Letter of Credit Issuer will promptly, but in no event later than three Business Days following receipt of such request, notify each Lender that is a Letter of Credit Participant (as defined below) thereof. Upon such receipt, the Letter of Credit Issuer will process such form of Project Letter of Credit and the other certificates, documents and other papers delivered to the Letter of Credit Issuer in connection therewith in accordance with its customary procedures and, subject to the terms and conditions hereof, shall promptly open such Project Letter of Credit (but in no event shall the Letter of Credit Issuer be required to open any Project Letter of credit earlier than three Business Days after receipt by the Letter of Credit Issuer of the request relating thereto) by issuing the original Of such Project Letter of Credit to the beneficiary identified to the Letter of Credit Issuer in the Partnership's request to the Letter of Credit Issuer and furnishing a copy thereof to the Partnership.

         (b) If the Letter of Credit Issuer sends a written request to the Lenders to participate in the Letters of Credit, and each Lender, in its sole discretion, agrees in writing to so participate, the Letter of Credit Issuer agrees to allot and does allot, to itself and each participating Lender (each, a "Letter of Credit Parcicipant"), and each Letter of Credit Participant severally and irrevocably agrees to take and does take in such Letter of Credit, a participating interest in a percentage equal to such Letter of Credit Participant's Commitment Percentage.

         3.4 Reimbursements and other Payments by the Partnership. (a) Except as otherwise provided in Section 3.12 with respect to the Gas Supplier LOC (if the Gas Supplier LOC is not issued by the Letter of Credit Issuer) or any Backup Extension of Credit, the Partnership agrees to pay to the Letter of Credit Issuer and the Letter of Credit Participants the aggregate amount of any drawing under any Letter of Credit made by the beneficiary of such Letter of Credit in accordance with the provisions of this section and the provisions of the Amended and Restated Security Deposit Agreement. Any such payment in respect of any Project Letter of Credit (other than the Power Purchase Letter of Credit) shall be due and payable in full on the first Installment Payment Date to occur on or after the related Drawing Date, provided that to the extent that cash is available in the Revenue Account on any Monthly Transfer Date occurring on or after such Drawing Date but prior to such next Installment Payment Date pursuant to and in accordance with 4.2(b) of the Amended and Restated Security Deposit Agreement to reimburse the Letter of Credit Issuer for or any' such drawing, the Partnership shall prepay such reimbursement obligation in an amount equal to the amount of such available cash on each such Monthly Transfer Date. Any such payment in respect of the Power Purchase Letter of Credit shall be due and payable in full on the related Drawing Date. Any such payment in respect of the Senior Debt Service Reserve
"A" Letter of Credit shall be due and payable in full on the first Monthly Transfer Date to occur on or after the related Drawing Date and on which cash is available in the Revenue Account, after application of the cash therein in accordance with Sections 4.1 and 4.2(a) and (b) of the Amended and Restated Security Deposit Agreement, to make such payment, provided that in no event shall such payment be made later than the earlier of the Term Loan Maturity Date and the date of acceleration of the other Obligations pursuant to Section 9. Any such payment in respect of the Senior Debt Service Reserve "B" Letter of Credit shall, subject to Section 3.4(d), be due and payable in full on the first Monthly Transfer Date to occur on or after the related Drawing Date.

         (b) Interest will accrue on the unreimbursed amount of any drawings made under a Letter of Credit from the date of such drawing until repayment in full by the Partnership at a rate equal to the Prime Rate plus 5% per annum. Interest on reimbursement obligations in respect of each Letter of Credit (other than the Power Purchase Letter of Credit) shall be due and payable on each Monthly Transfer Date after the related Drawing Date. Interest on reimbursement obligations in respect of the Power Purchase Letter of Credit shall be payable upon demand.

         (c) The Partnership shall discharge all obligations with respect to any amount available to be drawn under the Letters of Credit on the Distribution Date on which the last Level 1 Distribution is scheduled to be distributed. The Partnership's obligations in respect of any amount available to be drawn under the Letters of Credit may be so discharged by (i) paying or prepaying any amount due or to become due by the Partnership to the beneficiaries under the Letters of Credit, (ii) if the Letter of Credit Issuer and the Letter of Credit Participants so agree, providing the Letter of Credit Issuer and the Letter of Credit Participants with cash collateral, pursuant

                            Amendment and Restatement
                                of Loan Agreement
to documentation in form and substance satisfactory to the Letter of Credit Issuer and the Letter of Credit Participants, in an amount equal to the aggregate undrawn face amount of the Letters of Credit or (iii) causing the termination of the Letters of Credit.

         (d) Notwithstanding anything to the contrary contained herein or in any other Loan Document, until the other Obligations shall have been paid in full, the reimbursement and interest payment obligations of the Partnership in respect of the senior Debt Service Reserve "B" Letter of Credit shall be payable solely from Project Revenues and other revenues of the Partnership derived and to be derived from the lease, sale or other disposition of the Project when and to the extent that such Project Revenues and other revenues are available after payments in respect of the other obligations which are then due and owing have been made; provided that nothing contained herein shall limit or be construed to limit the Letter of Credit Issuer's right to receive payments in respect of the Senior Debt Service Reserve "B" Letter of Credit pursuant to Section 4.2 of the Amended and Restated Security Deposit Agreement.

         3.5 Letter of Credit Fees. (a) The Partnership agrees to pay an initial fee and a reservation fee, in each case solely with respect to each Project Letter of Credit, to the Letter of Credit Issuer as specified in the Letter Agreement. In Addition, the Partnership agrees to pay to the Agent for the account of the Letter of Credit Issuer and the Letter of Credit Participants, solely with respect to each Project Letter of Credit issued and outstanding, a letter of credit fee equal to the rate set forth in the Letter Agreement on the amount available to be drawn under such Project Letter of Credit. The fees described in this paragraph (a) collectively are referred to herein as the "Letter of Credit Fees".

         (b) Letter of Credit Fees with respect to any Project Letter of Credit shall be payable quarterly in arrears, commencing on the first Interest Payment Date to occur after the issuance of such Project Letter of Credit.

         3.6 Payments by Lenders Upon Unreimbursed Drawings. The Letter of Credit Issuer will notify each Letter of Credit Participant promptly of any drawing under a Letter of Credit and, in the case of the Power Purchase Letter of Credit, that any drawing under such Letter of Credit has not promptly been reimbursed by the Partnership pursuant to Section 3.4. Upon its receipt of any such notice, each Letter of Credit Participant will transfer to the Letter of Credit Issuer, in immediately available funds, an amount equal to such Letter of Credit Participant's Commitment Percentage of the amount of the drawing.

         3.7 Obligations Absolute. The obligations of the Partnership under this Agreement in respect of the Letters of

                            Amendment and Restatement
                               of Loan Agreement

Credit and the Surety Bond Arrangements shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

         (a) any lack of validity or enforceability of the Surety Bond Arrangements or any Letter of Credit or any agreement or instrument related thereto;

         (b) any amendment or waiver of or any consent to departure from the terms of the Surety Bond Arrangements or any Letter of Credit; provided, that any such amendment of the terms of any Letter of Credit shall have been effectuated in accordance with section 11;

         (c) the existence of, any claim, set-off, defense or other rights which the Partnership may have at any time against any beneficiary or any transferee of the Surety Bond Arrangements or any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Letter of Credit Issuer; the Agent, the Letter of Credit Participants, the Surety Bond Arranger or any other Person, whether in connection with the Surety Bond Arrangements or such Letter of Credit, this Agreement, any other Basic Document or any agreement or instrument related thereto, the transactions contemplated herein, or any unrelated transaction;

         (d) any statement or any other document presented under any Letter of Credit or the Surety Bond proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

         (e) payment by the Letter of Credit Issuer or the Surety Bond Issuer under any Letter of Credit or the Surety Bond, respectively, against presentation of a draft or certificate or notice that does not comply with the terms of such Letter of Credit or Surety Bond; and

         (f) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing;

provided, that the Letter of Credit Issuer acted in good faith and used due care in the examination of any draft or certificate presented under any Letter of Credit in ascertaining whether on its face it appeared to comply with the terms of such Letter of Credit.

         3.8 Indemification. The Partnership hereby indemnifies and holds harmless the Letter of Credit Issuer, the Letter of Credit Participants and the Surety Bond Arranger from

                            Amendment and Restatement
                                of Loan Agreement
and against any and all claims, damages, losses, liabilities, reasonable costs and expenses whatsoever which the Letter of Credit Issuer, any Letter of Credit Participant or the Surety Bond Arranger may incur (or which may be claimed against the Letter of Credit Issuer, any Letter of Credit Participant or the Surety Bond Arranger by any Person) by reason of or in connection with the execution and delivery or transfer of, or payment or failure to pay under, any Letter of Credit or the Surety Bond Arrangements; provided, that the Partnership shall not be required to indemnify the Letter of Credit Issuer, any Letter of Credit Participant or the Surety Bond Arranger for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the failure of the Letter of Credit Issuer or the Surety Bond Arranger to act in good faith or, in the case of the Letter of Credit Issuer, to use due care in the examination of any draft or certificate presented under any Letter of Credit in ascertaining whether on its face it appeared to comply with the terms of such Letter of Credit. Nothing in this section 3.8 is intended to limit the reimbursement obligations of the Partnership contained herein.

         3.9 Liability of the Letter of Credit Issuer, the Letter of Credit Participants and the Surety Bond Arranger. The Partnership assumes all risks of the acts or omissions of the beneficiary and any transferee of any Letter of Credit with respect to its use of such Letter of Credit or of the Surety Bond with respect to its use of the Surety Bond. None of the Agent, the Letter of Credit Issuer, any other Letter of Credit Participant or the Surety Bond Arranger or any of their respective officers or directors shall be liable or responsible for: (a) the use which may be made of any Letter of Credit or the Surety Bond for any acts or omissions of the beneficiary and any transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Letter of Credit Issuer, the Surety Bond Issuer or the Surety Bond Arranger against presentation of documents which do not comply with the terms of any Letter of Credit or the Surety Bond, including failure of any documents to bear any reference or adequate reference to such Letter of Credit or the Surety Bond; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of credit or the Surety Bond, except only that the Partnership shall have a claim against the Letter of credit Issuer or the Surety Bond Arranger and the Letter of Credit Issuer and the Surety
Bond Arranger shall be liable to the Partnership, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Partnership which the Partnership proves were caused by the failure of the Letter of Credit Issuer or the Surety Bond Issuer to act in good faith or, in the case of the Letter of Credit Issuer, to use due care in the examination of any draft or certificate presented under any Letter of Credit in

                            Amendment and Restatement
                               of Loan Agreement
ascertaining whether on its face it appeared to comply with the terms of such Letter of Credit. In furtherance and not in limitation of the foregoing, the Letter of Credit Issuer and the Surety Bond Arranger may accept documents that appear on their face to be in order, without responsibility for further investigation.

         3.10 Assignments. (a) No Letter of Credit Participant's participation in any Letter of Credit or any of its rights or duties hereunder shall be subdivided, assigned or transferred (other than in connection with a transfer of part or all of such Letter of Credit Participant's Term Notes in accordance with Section 11.7), without the prior written consent of the Letter of Credit Issuer, which consent will not be unreasonably withheld. Such consent may be given or withheld without the consent or agreement of any other Letter of Credit Participant. Notwithstanding the foregoing, a Letter of Credit Participant may participate its interest in any Letter of Credit without obtaining the prior written consent of the Letter of credit Issuer.

         (b) The Letter of Credit Issuer may assign it rights and obligations in respect of any Project Letter of Credit to any entity that is rated "AA" or better by Standard & Poor's Corporation or the equivalent by any nationally recognized rating agency and is acceptable to the beneficiary thereof pursuant to the terms of the Project Contract to which such Project Letter of Credit relates.

         3.11 Participations. Each Letter of Credit Participant's obligation to make payments to the Letter of Credit Issuer upon any drawing of a Letter of Credit thereon shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (a) any set-off, counterclaim, recoupment, defense or other right which such Letter of Credit Participant may have against the Letter of Credit Issuer, the Borrowers or any other Person for any reason whatsoever; (b) the occurrence or continuance of a Default or an Event of Default; (c) any adverse change in the condition (financial or otherwise) of the Borrowers; (d) any breach of this Agreement by the Borrowers or any other Letter of Credit Participant; or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         3.12 Reimbursements and Other Payments by the Partnership in Respect of Gas Supplier LOC. In the event that the (i) Gas Supplier LOC Issuer is a Person other than the Letter of Credit Issuer and (ii) the Letter of Credit Issuer has reimbursed the Gas Supplier LOC Issuer pursuant to a drawing under a Project Letter of Credit (each such Project Letter of Credit or other extension of credit the proceeds of which are used to make such reimbursement, as amended, supplemented or otherwise modified from time to time, a "Backup Extension of

                            Amendment and Restatement
                               of Loan Agreement

Credit"), the Partnership agrees to pay to the Agent for the account of the Letter of Credit Issuer and the Letter of Credit Participants an amount equal to the aggregate amount of any drawings under the Gas Supplier LOC in respect of which the Letter of Credit Issuer has so reimbursed the Gas Supplier LOC Issuer in accordance with the provisions of this Section and the provisions of the Amended and Restated Security Deposit Agreement. Any such payment shall be due and payable in full on the first Installment Payment Date to occur on or after the date on which the Letter of Credit Issuer has so reimbursed the Gas
Supplier LOC Issuer, provided that to the extent that cash is avaliable in the Revenue Account on any Monthly Transfer Date occurring on or after such reimbursement date but prior to such next Installment Payment Date pursuant to and in accordance with Section 4.2(b) of the Amended and Restated Security Deposit Agreement to reimburse the Letter of Credit Issuer for any such extension of credit, the Partnership shall prepay such reimbursement obligation in an amount equal to the amount of such available cash on each such Monthly Transfer Date. Interest will accrue on any Backup Extension of Credit from the date of the making of such extension of credit until repayment in full by the Partnership at a rate equal to the Prime Rate plus 5% per annum. Any such interest accruing pursuant to the immediately preceding sentence shall be due and payable on each Monthly Transfer Date after the related reimbursement date. The Partnership shall also cause the discharge of all obligations with respect to any amount available to be drawn under any such Gas Supplier LOC and Backup Extension of Credit on the Distribution Date on which the last scheduled Level 1 Distribution is to be distributed. The Partnership may so discharge any such obligations in respect of any amount available to be drawn under such Backup Extension of Credit by (i) paying or prepaying any amount due or to become due to the beneficiaries under such Backup Extension of Credit, (ii) if the Letter of Credit Issuer and the Letter of Credit Participants so agree, securing such Backup Extension of Credit with cash collateral pursuant to documentation in form and substance satisfactory to the Letter of Credit Issuer and the Letter of Credit Participants, in an amount equal to the aggregate undrawn face amount of such Backup Extension of Credit or (iii) causing the termination of such Backup Extension of Credit.

         3.13 Fee for Gas Supplier LOC Arrangements. The Partnership agrees to pay all fees and expenses of the Gas Supplier LOC Issuer in connection with the issuance of the Gas Supplier LOC and all fees and expenses of the Letter of Credit Issuer in connection with the issuance of any Backup Extension of Credit.

         3.14 Payments by Lenders Upon Unreimbursed Drawings. The Letter of Credit Issuer will notify each Letter of Credit Participant promptly of any drawing under the Gas Supplier LOC. Upon its receipt of any such notice, each Letter of Credit

                            Amendment and Restatement
                                of Loan Agreement

Participant, will transfer or to the Letter of Credit Issuer, in immediately available funds, an amount equal to such Letter of Credit Participant's Commitment Percentage of the amount of such drawing.

         3.15 Obligations Absolute. The provisions of Sections 3.7, 3.8, 3.9,
3.10 and 3.11 shall apply mutatis mutandis to the Gas Supplier LOC and any Backup Extension of Credit and the obligations of the Partnership in respect of the Gas Supplier LOC and any Backup Extension of Credit.

         3.16 Replacement of Letter of Credit Issuer. If, at any time, the Letter of Credit Issuer fails to maintain a Standard & Poor's credit rating of "A" or better, the Partnership shall cause such Letter of Credit Issuer to be replaced by a financial institution with a Standard & Poor's credit rating of "A" or better which is acceptable to the beneficiary of each Letter of Credit then issued and outstanding. Such replacement shall be accomplished by the successor Letter of Credit Issuer issuing to each beneficiary of a Letter of Credit then issued and outstanding a replacement Letter of Credit in exchange therefor. Each such replacement Letter of Credit shall be substantially in the form of the Letter of Credit being replaced and shall otherwise conform to the requirements hereof. Each replaced Letter of Credit shall be promptly returned to the issuer thereof and marked "canceled". Concurrently with any such replacement, the existing Letter of Credit Issuer and the replacement Letter of Credit Issuer shall execute and deliver such documents as may be necessary to provide for the assignment to such replacement Letter of Credit Issuer, of all rights and obligations of the existing Letter of Credit Issuer hereunder and under the other Loan Documents.

         3.17 Surety Bond Arrangements Commitment. At the request of the Partnership, and subject to the terms and conditions hereof, the Surety Bond Arranger agrees to enter into the Surety Bond Arrangements on or prior to the Second Capital Contribution Date.

         3.18 Reimbursements and Other Payments by the Partnership in Respect Of Surety Bond Arrangements. (a) The Partnership agrees to reimburse the Surety Bond Arranger (the "Surety Bond Arrangements Reimbursement Obligation") for the aggregate amount of each payment required to be made by the Surety Bond
Arranger to the Surety Bond Issuer in connection with the Surety Bond (each such payment, a "Surety Bond Arranger Payment") in accordance with the provisions of this Section, the Surety Bond Arrangements Cash Collateral Agreement and the SECI Term Loan Agreement. Any such reimbursement payment shall, subject to
Section 3.18(d), be due and payable in full on the date on which the Surety Bond Arranger makes the related Surety Bond Arranger Payment.

                            Amendment and Restatement
                                of Loan Agreement

         (b) Interest will accrue on the unreimbursed amount of any Surety Bond Arranger Payment from the date on which such payment is made until reimbursement in full by the Partnership at a rate equal to the Prime Rate plus 5% per annum. Interest on each Surety Bond Arrangements Reimbursement Obligation shall be Payable on demand.

         (c) The Partnership shall cause all obligations of the Surety Bond Arranger under the Surety Bond Arrangements to be discharged on the earlier of
(i) the date on which both surety bonds constituting the Surety Bond shall have been released, (ii) the date on which the other Obligations shall have become due and payable (whether at stated maturity, by acceleration or otherwise) and
(iii) September 30, 1999. The Partnership may cause such discharge by (i) paying or prepaying any amount due or to become due by the Surety Bond Arranger to the Surety Bond Issuer under the Surety Bond Arrangements, (ii) if the Surety Bond Arranger so agrees, providing the Surety Bond Arranger with cash collateral pursuant to documentation in form and substance satisfactory to the Surety Bond Arranger, in an amount equal to the aggregate amount of the obligations of the Surety Bond Arranger under the Surety Bond Arrangements or (iii) causing the termination of the Surety Bond Arrangements.

         (d) Notwithstanding anything to the contrary contained herein, until the other obligations (other than obligations in respect of the senior Debt Service Reserve "B" Letter of Credit) shall have been paid in full, all Surety Bond Arrangements Reimbursement Obligations shall be payable only first, from the Surety Bond Arrangements Collateral, and second, from capital contributions to be made for such purpose by SECI to the Partnership pursuant to (i) the SECI Term Loan Agreement or the Partnership Agreement and (ii) Section 7.24 of this Agreement; provided that nothing contained herein shall limit or be construed to limit the Surety Bond Arranger's right to receive payments in respect of expenses pursuant to Sections 4.1(a) and 4.2(a) of the Amended and Restated Security Deposit Agreement.

         3.19 Cost of Issuance of Surety Bond; Surety Bond Arranger Fee. (a) The parties hereto recognize and agree that the cost of issuing the Surety Bond was paid as a Certified Construction Cost with the proceeds of the last Construction Loan borrowing under the Original Loan Agreement.

         (b) The Partnership agrees to pay to the Surety Bond Arranger a utilization fee equal to the rate set forth in the Letter Agreement on the amount of the Surety Bond (the "Surety Bond Arranger Fee"). Such Surety Bond Arranger Fee shall be payable quarterly in arrears, commencing on the first Interest Payment Date to occur after the issuance of the Surety Bond.

                            Amendment and Restatement
                                of Loan Agreement

                SECTION 4 PROVISIONS RELATING TO ALL EXTENSIONS
                          OF CREDIT; FEES AND PAYMENTS

         4.1 Agency Fees. The Partnership agrees to pay to the Agent an administrative agent's fee on October 7, 1994, and annually, in advance, on each anniversary of the date hereof (the "Agency Fee") in an amount equal to $100,000 per annum.

         4.2 Prepayments and Repayments. (a) (i) If the Required Lenders have delivered a notice in writing to the Partnership declaring that an Event of Loss had occurred, the respective Borrowers parties thereto (1) shall prepay in full the unpaid principal amount of the then outstanding Term Notes, together with accrued interest thereon to the date of prepayment and the Breakage Amount thereon and all other amounts due and owing in respect of the Term Loans, (2) shall satisfy its obligations in respect of the Letters of Credit by (x) paying or prepaying any amount due or to become due by the Partnership to the beneficiaries under the Letters of Credit, (y) if the Letter of Credit Participants and the Letter of Credit Issuer so agree, providing the Letter of Credit Participants and the Letter of Credit Issuer with cash collateral, pursuant to documentation in form and substance satisfactory to the Letter of Credit Participants and the Letter of Credit Issuer, in an amount equal to the aggregate undrawn face amount of the Letters of Credit or (z) causing the termination of the Letters of Credit and (3) shall satisfy its obligations in respect of the Surety Bond Arrangements by (x) paying or prepaying any amount due or to become due by the Surety Bond Arranger to the Surety Bond Issuer under the Surety Bond Arrangements, (y) if the Surety Bond Arranger so agrees, providing the Surety Bond Arranger with cash collateral, pursuant to documentation in form and substance satisfactory to the Surety Bond Arranger, in an amount equal to the aggregate amount of the obligations of the Surety Bond Arranger under the Surety Bond Arrangements or (z) causing the termination of the Surety Bond Arrangements, and shall pay any unpaid Letter of Credit Fees and other fees accrued hereunder to the date of prepayment, on the earlier of (I) the date occurring 90 days after the date of receipt of such notice from the Required Lenders and (II) the date on which insurance proceeds are received with respect to such Event of Loss.

         (ii) If (A) the Debt Service Coverage Ratio as of the end of any six consecutive Measurement Periods is less than 1.20 to 1.00 or (B) if an Event of Default has occurred and is continuing, any amount in the Senior Debt Service Coverage Account shall be applied to the prepayment of the principal amount of the Term Loans in the inverse order of maturity, plus the Breakage Amount thereon and all other amounts due and owing in respect of the Term Loans.

         (b) The Borrowers may, from time to time, prepay the Term Loans, in whole or in part, together with interest thereon

                            Amendment and Restatement
                                of Loan Agreement
to the date of prepayment, plus any amounts payable pursuant to Section 4.10 and the Breakage Amount thereon. Optional prepayments pursuant to this Section 4.2(b) shall be made upon at least two Working Days' prior written irrevocable notice by the Partnership to the Agent, specifying the date and amount of such prepayment. If any such notice is given, the Borrowers will make the prepayment specified therein and such prepayment shall be due and payable on the date specified therein, together with interest accrued thereon to the date of prepayment, plus any amounts payable pursuant to Section 4.10 and the Breakage Amount thereon. Optional prepayments shall be applied to the prepayment of the principal amount of the Term Loans in the inverse order of maturity.

         (c) (i) The Partnership's obligations in respect of the Letters of Credit may be satisfied by (x) paying or prepaying any amount due or to become due by the Partnership to the beneficiaries under the Letters of Credit, (y) if the Letter of Credit Participants and the Letter of Credit Issuer so agree, providing the Letter of Credit Participants and the Letter of Credit Issuer with cash collateral, pursuant to documentation in form and substance satisfactory to the Letter of Credit Participants and the Letter of Credit Issuer, in an amount equal to the aggregate undrawn face amount of the Letters of Credit or (z) causing the termination of the Letters of Credit.

         (ii) The Partnership's obligations in respect of the Surety Bond Arrangements may be satisfied by (x) paying or prepaying any amount due or to become due by the Partnership to the Surety Bond Issuer under the Surety Bond Arrangements, (y) if the Surety Bond Arranger so agrees, providing the Surety Bond Arranger with cash collateral, pursuant to documentation in form and substance satisfactory to the Surety Bond Arranger, in an amount equal to the aggregate amount the obligations of the Surety Bond Arranger under of the Surety Bond Arrangements or (z) causing the termination of the Surety Bond Arrangements.

         (d) Upon prepayment in full, (i) the Letter of Credit Commitment and all other terms and provisions of this Agreement shall terminate (other than any terms and provisions hereof which by their express terms survive the termination of this Agreement) and (ii) the Agent shall deliver to the Borrowers, at the Partnership's expense, such documents reasonably requested by the Borrowers to evidence the release of the Lenders' Liens on the Collateral pursuant to the Collateral Security Documents.

         (e) Payments and prepayments made pursuant to this Section 4.2 may not be reborrowed.

         (f) Except as otherwise provided herein, payments and prepayments of the Term Loans shall be applied to installments of principal of the Term Loans, pro rata, in the inverse order of maturity.

                            Amendment and Restatement
                                of Loan Agreement

         4.3 Interest Rates and Payment Dates. (a) (i) The Term Loans that are Eurodollar Loans shall bear interest for each Eurodollar Interest Period on the unpaid principal amount thereof at the Interest Rate set forth in clause (a) of the definition thereof.

         (ii) The Term Loans that are Base Rate Loans shall bear interest on the unpaid principal amount thereof at the Interest Rate set forth in clause (b) of the definition thereof.

         (b) If all or a portion of the principal amount of any Term Loan made hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such Term Loan, if a Eurodollar Loan, shall be converted to a Base Rate Loan at the end of the Eurodollar Interest Period therefor. If all or a portion of the principal amount of any Term Loan made hereunder or any other amount due and payable hereunder shall be paid when due (whether at the stated maturity, by acceleration or otherwise), such Term Loan or other amount shall bear interest at a rate per annum which is 2% above the rate which would otherwise be applicable pursuant to Section 4.3 from the date of such non-payment until paid in full (as well after as before judgment).

         (c) Interest on the aggregate unpaid principal amount of the Term Loans shall be payable in arrears on each Interest Payment Date.

         4.4 Interest Rate Conversions. Any Eurodollar Loan will be continued as such upon the expiration of the Eurodollar Interest Period with respect thereto; provided that no Eurodollar Loan will be continued as such when any Default or Event of Default has occurred and is continuing, but shall automatically be converted to a Base Rate Loan on the last day of the Eurodollar Interest Period with respect thereto. The Eurodollar Interest Period for any such continued Eurodollar Loan shall be of the same duration as the Eurodollar Interest Period of the Eurodollar Loan so continued, unless otherwise specified by the Partnership as provided in the definition of Eurodollar Interest Period in Appendix A; provided, that the Eurodollar Interest Period commencing at the end of the first Eurodollar Interest Period applicable to the Term Loans shall be three months.

         4.5 Pro Rata Treatment and Payment Dates. (a) Each borrowing by the Borrowers from the Lenders, each payment (including each prepayment) by the Borrowers on account of the principal of and interest on the Notes and on account of any Letter of Credit Fee hereunder, shall be made pro rata according to the respective Commitment Percentages of the Lenders and the respective Letter of Credit Commitment Percentages of the Letter of Credit Participants, as the case may be. Except in respect of the Surety Bond Arrangements Reimbursement Obligations, all

                            Amendment and Restatement
                                of Loan Agreement
payments (including prepayments) due hereunder or under the Notes on account of principal, interest, fees, and any other obligation incurred hereunder shall be paid to the Agent by wire or electronic transfer for deposit to the credit of its account no. 904996002, Loan Department Clearing, at Credit Suisse, Tower 49, 12 East 49th Street, New York, New York, 10017 ABA Number: 026009179, or such other account as the Agent may from time to time specify to the Partnership, in freely transferable Dollars and in immediately available funds without set-off or counterclaim. The Agent shall distribute such payments to the Lenders, the Letter of Credit Issuer, and the Letter of Credit Participants, as the case may be, promptly upon receipt in like funds as received. All payments (including prepayments) due hereunder on account of the Surety Bond Arrangements Reimbursement Obligations, interest thereon, and fees and other amounts in respect thereof shall be paid to the Surety Bond Arranger by wire or electronic transfer as specified in the Surety Bond Arrangements Cash Collateral Agreement, in freely transferable Dollars and in immediately available funds without set-off or counterclaim. No such payment, however, shall be deemed to be a waiver of any claims the Borrowers may assert against the Agent, the Lenders, the Letter of Credit Issuer, the Letter of Credit Participants or the Surety Bond Arranger. All payments hereunder shall he made without any presentment of the Notes to the Borrowers, but upon payment in full of the Notes, the holders thereof shall cancel them and return them to the Borrowers.

         (b) If any payment hereunder (other than payments on Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on Eurodollar Loans becomes due and payable on a day other than a Working Day, the maturity thereof shall be extended to the next succeeding Working Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Working Day.

         4.6 Inability to Determine Eurodollar Rate. In the event that the Agent shall have determined (which determination shall be conclusive and binding upon the Borrowers) that by reason of circumstances affecting the interbank eurodollar market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate applicable for any Eurodollar Interest Period with respect to (a) Base Rate Loans that the Partnership has requested be converted to Eurodollar Loans, or (b) the continuation of Eurodollar Loans beyond the expiration of the then current Eurodollar Interest Period therefor, the Agent shall give notice of such event to the Partnership within 30 days following the date of such notice by the Agent, the Agent

                            Amendment and Restatement
                               of Loan Agreement

(after consultation with each Lender) and the Partnership shall enter into negotiations in good faith with a view to agreeing on an alternative basis acceptable to the Partnership and the Lenders for determining the interest rate (the "Substitute Eurodollar Rate") which shall be applicable during such Eurodollar Interest Period for the Eurodollar Loans to which such Eurodollar Interest Period applies and which shall reflect the cost to the Lenders of funding such Eurodollar Loans for such Eurodollar Interest Period from alternate sources plus the Applicable Margin applicable to Eurodollar Loans. If, at the expiration of 30 days from the giving of such notice by the Agent, (i) the Agent and the Partnership have agreed to such Substitute Eurodollar Rate, such Substitute Eurodollar Rate shall take effect with respect to such Eurodollar Interest Period from the beginning of such Eurodollar Interest Period, or (ii) the Agent and the Partnership have not agreed to a Substitute Eurodollar Rate, (x) any Loans that were to have been converted to Eurodollar Loans shall be continued as Base Rate Loans and (y) any outstanding Eurodollar Loans shall be converted, on the last day of the then current Eurodollar Interest Period therefor, to Base Rate Loans. Until such notice has been withdrawn by the Agent, no Base Rate Loans shall be converted to Eurodollar Loans pursuant to Section 2.3(a).

         4.7 Computation of Interest and Fees. (a) Interest in respect of Eurodollar Loans shall be calculated on the basis of a 360-day year for the actual days elapsed (including the first but excluding the last day). Interest in respect of Base Rate Loans, and all fees hereunder, shall be calculated on the basis of a 365 (or 366, as the case may be) day year for the actual days elapsed (including the first but excluding the last day).

         (b) The Agent shall as soon as practicable notify the Partnership and the Lenders of each determination of a Eurodollar Rate and a Base Rate.

         (c) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error.

         4.8 Illegality. Notwithstanding any other provision herein, if any change in any Applicable Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Term Loans at the Eurodollar Rate as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make or maintain Term Loans at the Eurodollar Rate, shall forthwith be cancelled, and (b) such Lender's Term Loans then outstanding at the Eurodollar Rate, if any, shall bear interest at the Base Rate. If any such conversion occurs on a day other than the last day of a Eurodollar Interest Period, the

                            Amendment and Restatement
                               of Loan Agreement

Partnership shall pay to such Lender such amounts, if any, as may be required pursuant to Section 4.10.

         4.9 Applicable Law. (a) In the event that any change in any Applicable Law or interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

         (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note or any Loan bearing interest at the Eurodollar Rate made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for taxes covered by Section 4.11 and changes in the rate of tax on the overall net income of such Lender);

         (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities of or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

         (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof then, in any such case, the Partnership shall promptly pay such Lender, within five Business Days of demand therefor, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Partnership, through the Agent, of the event by reason of which it has become so entitled; provided, that the failure of such Lender to so notify the Partnership shall not act as a waiver of the right of such Lender to receive such additional amounts when such Lender provides the required notice to the Partnership. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Agent, to the Partnership shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Term Notes and all other amounts payable hereunder.

         (b) In the event that any Lender shall have determined that any change in any Applicable Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any

                            Amendment and Restatement
                               of Loan Agreement
request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Partnership (with a copy to the Agent) of a written request therefor, the Partnership shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Agent, to the Partnership shall be conclusive in the absence of manifest error.

         4.10 Indemnity. The Partnership agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (i) default by the Borrowers in making a borrowing of Term Loans after the Partnership has given a notice requesting the same in accordance with the provisions of the Original Loan Agreement or (ii) the making of a prepayment of a Term Loan on a day which is not the last day of a Eurodollar Interest Period with respect thereto, including, without limitation, any such loss or expense arising from the reemployment of funds obtained by it for the then current Eurodollar Interest Period or from fees payable to terminate the deposits from which such funds were obtained. Each Lender agrees to use reasonable efforts to minimize any such loss or expense. This covenant shall survive the termination of this Agreement and the payment of the Term Notes and all other amounts payable hereunder and the expiration of the Letters of Credit.

         4.11 Taxes. (a) All payments made by the Borrowers under this Agreement, the Notes or the Letters of Credit or in respect of the Surety Bond Arrangements Reimbursement Obligations shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings and all liabilities with respect thereto, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Agent, the Letter of Credit Issuer, the Surety Bond Arranger and the Lenders, taxes imposed on or measured by net income, overall gross receipts, or capital of the Agent, the Letter of Credit Issuer, the Surety Bond Arranger or any Lender or any franchise tax imposed in lieu thereof as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Agent, the Letter of Credit Issuer, the Surety Bond Arranger or such Lender (excluding

                            Amendment and Restatement
                                of Loan Agreement
a connection arising solely from the Agent, the Letter of Credit Issuer, the Surety Bond Arranger or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement, the Notes, the Letters of Credit or the Surety Bond Arrangements) or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions, liabilities and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Agent, the Letter of Credit Issuer, the Surety Bond Arranger or any Lender hereunder or under the Notes or the Letters of Credit, the amounts so payable to the Agent, the Letter of Credit Issuer, the Surety Bond Arranger or such Lender shall be increased to the extent necessary to yield to the Agent, the Letter of Credit Issuer, the Surety Bond Arranger or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes. Whenever any Taxes are payable by the Borrowers, as promptly as possible thereafter the Borrowers shall send to the Agent, the Letter of Credit Issuer, the Surety Bond Arranger and the Lenders affected thereby a certified copy of an original official receipt received by the Borrowers showing payment thereof. If the Borrowers fail to pay any Taxes when due to the appropriate taxing authority or fail to remit to the Agent, the Letter of Credit Issuer, the Surety Bond Arranger and the Lenders affected thereby the required receipts or other required documentary evidence, the Partnership shall indemnify the Agent, the Letter of Credit Issuer, the Surety Bond Arranger and the Lenders affected thereby for any incremental taxes, interest or penalties that may become payable by the Agent, the Letter of Credit Issuer, the Surety Bond Arranger or such Lenders as a result of any such failure. This indemnification payment shall be made promptly following written demand by the Agent, the Letter of Credit Issuer, the Surety Bond Arranger or such Lenders affected thereby (as the case may be). This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder and the expiration of the Letters of Credit and the Surety Bond Arrangements.

         (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrowers and the Agent (i) two duly completed copies of United States
Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form. Each such Lender also agrees to deliver to the Borrowers and the Agent two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers, and such

                            Amendment and Restatement
                                of Loan Agreement
extensions or renewals thereof as may reasonably be requested by the Borrowers or the Agent unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrowers and the Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and
(ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax.

         SECTION 5  REPRESENTATIONS AND WARRANTIES

         In order to induce the Agent and the Lenders to enter into this Agreement and to make the Term Loans, to induce the Letter of Credit Issuer to enter into this Agreement and to issue the Letters of Credit and to induce the Surety Bond Arranger to enter into this Agreement and the Surety Bond Arrangements, (a) each of the Partnership, North Country (as to itself or with respect the North Country Project only) and SECI represents and warrants to the Agent, the Lenders, the Letter of Credit Issuer and the Surety Bond Arranger under Sections 5.1 through 5.31 and (b) the IDA represents and warrants to such Persons solely under Section 5.32, that:

         5.1 Financial Statements; Base Case Pro Forma Financial Statements. (a) The balance sheet of the Partnership as of June 30, 1994, heretofore furnished to the Agent and certified by a Responsible Officer of SECI General, is complete and correct in all material respects and fairly presents the financial condition of the Partnership on such date, in conformity with GAAP applied on a consistent basis. All liabilities, direct and contingent, of the Partnership on such date required to be disclosed pursuant to GAAP are disclosed on such balance sheet.

         (b) The balance sheet of SECI as of June 30, 1994, heretofore furnished to the Agent and certified by a Responsible Officer of SECI is complete and correct in all material respects and fairly presents the financial condition of SECI as of such date, in conformity with GAAP applied on a consistent basis.
All liabilities, direct and contingent, of SECI on such date required to be disclosed pursuant to GAAP are disclosed on such balance sheet.

         (c) The balance sheet of North Country as of June 30, 1994, heretofore furnished to the Agent and certified by a Responsible Officer of North Country, is complete and correct in

                            Amendment and Restatement
                               of Loan Agreement
all material respects and fairly presents the financial condition of North Country on such date, in conformity with GAAP applied on a consistent basis. All liabilities, direct and contingent, of North Country on such date required to be disclosed pursuant to GAAP are disclosed in such balance sheet.

         (d) Since October 31, 1992, no Material Adverse Effect has occurred and on the initial Borrowing Date no additional Indebtedness (except as permitted under Section 8.2 of the Original Loan Agreement) had been incurred by the Partnership, North Country or SECI other than, in respect of SECI, the SECI Term Loan and, in respect of North Country, its obligations to the Partnership in connection with the Pipeline Construction Contract.

         (e) The pro forma financial model and projections of the Partnership (together, the "Base Case Pro Forma Financial Statements") for the period starting on the Date of Commercial Operation and ending fifteen years thereafter, copies of which have been delivered to the Agent, disclose all material assumptions made in formulating the Base Case Pro Forma Financial Statements, including technical standards of the Project (including the North Country Project), schedule of values, operating management plan, estimates of annual budgeted operating expenses and assumptions with respect to general economic, financial and market conditions, and are based on an operating plan approved by the Partnership, copies of which plan have been delivered to the Agent. The most recently delivered Base Case Pro Forma Financial Statements represent, in the best judgment, made in good faith, of the Partnership, reasonable projections based on reasonable assumptions. The Partnership is not aware of any fact in existence not disclosed in writing to the Agent and the Lenders which could reasonably be expected to result in any material change in any of the Base Case Pro Forma Financial Statements. The Base Case Pro Forma Financial Statements were prepared in good faith on the basis of sound financial planning practice.

         (f) The amounts set forth in the Construction Budget are sufficient to pay the costs of constructing the Project in accordance with the Construction Contract. The amounts set forth in the Construction Budget for contingencies do not include any amounts payable by the Partnership or North Country in respect of Certified Construction Costs (including Certified Construction Costs in respect of change orders entered into prior to the Construction Loan Closing
Date) due and payable prior to the Construction Loan Closing Date.

         5.2 Corporate Existence and Business. (a) The Partnership is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Delaware. The Partnership is duly qualified to do business under the laws of each jurisdiction in which the conduct of its

                            Amendment and Restatement
                               of Loan Agreement
business or the ownership, lease or operation of property so requires except where the failure to so qualify would not have a Material Adverse Effect. The Certificate of Limited Partnership of the Partnership has been duly filed in the office of the Secretary of State of Delaware and no other filing, recording, publishing or other act is necessary or appropriate in connection with the existence or the business of the Partnership except those which have been duly made or performed. Prior to the Conformed Agreement Date, the Partnership engaged in no business other than the development of the Project, and the negotiation, execution, delivery and performance of the Basic Documents to which it is a party and the Partnership had no obligations or liabilities other than those directly related to the conduct of such business. Since the Conformed Agreement Date, the Partnership has engaged, and from and after the date hereof, the Partnership is and will be engaged solely in the business of constructing, owning and operating the Project and owning the stock of North Country.

         (b) SECI is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation. SECI is duly qualified to do business and is in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership, lease or operation of property so requires except where any such failure would not have a Material Adverse Effect. SECI is the sole general partner of the Partnership and is engaged solely in the business of being the general partner of the Partnership.

         (c) North Country is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation. North Country is duly qualified to do business and is in good standing under the laws of each jurisdiction in which the conduct of its business or ownership, lease or operation of property so requires except where any such failure would not have a Material Adverse Effect.

         (d) The only partners of the Partnership on the date of the execution and delivery of this Agreement are SECI, as the sole general partner and as a limited partner, and TPC One, TPC Two and GE Capital, as limited partners.

         (e) The Partnership's only Subsidiary is North Country. SECI's only direct Subsidiary is the Partnership and its only indirect Subsidiary is North Country. North Country has no Subsidiaries.

         5.3 Compliance with Law. Each of SECI, the Partnership, North Country and the Project is in compliance with all Requirements of Law applicable to it.

         5.4 Power and Authorization; Enforceable Obligations. (a) The Partnership has full power and authority and the legal

                            Amendment and Restatement
                               of Loan Agreement
right (subject to the receipt of the approvals referred to in section 5.5) to construct, own and operate the Project, to conduct its business as now conducted and as proposed to be conducted by it, to execute, deliver and perform this Agreement, the Notes, and the other Basic Documents to which it is or is to become a party, to take all action as may be necessary to complete the transactions contemplated hereunder and thereunder, to grant the liens and security interests provided for in the Collateral Security Documents to which it is a party and to borrow hereunder. The Partnership has taken all necessary partnership and legal action to authorize the borrowings hereunder on the terms and conditions of this Agreement, the Notes and the other Basic Documents to which it is a party, to grant the liens and security interests provided for in the Collateral Security Documents to which it is a party and to authorize the execution, delivery and performance of this Agreement, the Notes, and the other Basic Documents to which it is a party or is to become a party. No consent or authorization of, filing with, or other act by or in respect of any other Person, that has not been made, obtained or complied with, is required in connection with the borrowings hereunder or with the execution, delivery or performance by the Partnership or the validity or enforceability as to the Partnership of this Agreement, the Notes, or the other Basic Documents except the Governmental Approvals referred to in Section 5.5 and other consents and approvals referred to in Schedule 3. Each of this Agreement and the other Basic Documents to which the Partnership is a party has been duly executed and delivered by the Partnership and, assuming the due authorization and delivery hereof and thereof by the other parties hereto and thereto, constitutes, and each of the Notes and the other Basic Documents to which the Partnership is to become a party will upon execution and delivery thereof by the Partnership and, assuming due authorization thereof, by the other parties thereto (if any) constitute, a legal, valid and binding obligation of the Partnership enforceable against the Partnership in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity (whether such enforcement is sought in a proceeding at law or in equity). None of the Project Contracts to which the Partnership is a party has been amended or modified since the Construction Loan Closing Date, except in accordance with Section 8.6, and all such Project Contracts are in full force and effect.

         (b) SECI has full power and authority and the legal right to own its properties and to conduct its business as now conducted and proposed to be conducted by it (subject to receipt of the approvals referred to in Section 5.5), to execute, deliver and perform the Basic Documents to which it is or is to become a party and to take all action as may be necessary to complete the transactions contemplated thereunder. SECI has

                            Amendment and Restatement
                                of Loan Agreement
taken all necessary corporate action to authorize the execution, delivery and performance of the Basic Documents to which it is or is to become a party. No consent or authorization of, filing with, or other act by or in respect of any other Person (including any stockholder of SECI), that has not been made, obtained or complied with is required in connection with the execution, delivery or performance by SECI or the validity or enforceability as to the Operator of the Basic Documents to which it is a party or is to become a party except the Governmental Approvals referred to in Section 5.5 and other consents and approvals referred to in Schedule 3. Each of the Basic Documents to which SECI is a party has been duly executed and delivered by SECI and, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes, and each of the other Basic Documents to which SECI is to become a party will upon execution and delivery thereof by SECI and, assuming due authorization thereof, by the other parties thereto (if any) constitute, a legal, valid and binding obligation of SECI enforceable against SECI in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity (whether such enforcement is sought in a proceeding at law or in equity).

         (c) The Partnership Agreement has been duly authorized, executed and delivered by SECI and, assuming the due authorization and delivery hereof and thereof by the other parties hereto and thereto, constitutes a valid and legally binding obligation of SECI enforceable against SECI in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity (whether such enforcement is sought in a proceeding at law or in equity).

         (d) North Country has full power and authority and the legal right (subject to the receipt of the approvals referred to in Section 5.5) to construct, own and operate the North Country Project, to conduct its business as now conducted and as proposed to be conducted by it, to execute, deliver and perform this Agreement and the other Basic Documents to which it is or is to become a party, and to take all action as may be necessary to complete the transactions contemplated hereunder and thereunder. North Country has taken all necessary corporate and legal action to authorize the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party or is to become a party. No consent or authorization of, filing with, or other act by or in respect of any other Person, that has not been made, obtained or complied with, is required in connection with the execution, delivery or performance by North Country or the validity or enforceability as to North Country of this Agreement or the other Basic Documents except the

                            Amendment and Restatement
                                of Loan Agreement

Governmental Approvals referred to in Section 5.5 and other consents and approvals referred to in Schedule 3. Each of this Agreement and the other Basic Documents to which North Country is a party has been duly executed and delivered by North Country and, assuming the due authorization and delivery hereof and thereof by the other parties hereto and thereto, constitutes, and each of the other Basic Documents to which North Country is to become a party will upon execution and delivery thereof by North Country and, assuming due authorization thereof, by the other parties thereto (if any) constitute, a legal, valid and binding obligation of North Country enforceable against North Country in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity (whether such enforcement is sought in a proceeding at law or in equity). None of the Project Contracts to which North Country is a party has been amended or modified since the Construction Loan Closing Date, except in accordance with Section 8.6, and all such Project Contracts are in full force and effect.

         5.5 Governmental Approvals and Other Consents and Approvals. (a) Except as set forth on Schedule 3 (with respect to items (i), (ii) and (iii) below) and
Schedule 4 (with respect to item (iv) below), no Governmental Approvals or other consents or approvals are required in connection with (i) the participation by the Partnership, SECI General or North Country in the transactions contemplated by this Agreement and the other Basic Documents, (ii) the acquisition, construction, use, ownership, maintenance or operation of the Project in accordance with the applicable provisions of the Basic Documents and in compliance with all Applicable Laws, (iii) the validity and enforceability against the Partnership, SECI General or North Country, as the case may be, of the Basic Documents to which it is a party, and (iv) the grant by the Partnership of the Liens created pursuant to the Collateral Security Documents and the validity, perfection and enforceability thereof and the exercise by the Agent, the Lenders and the Surety Bond Arranger of their respective rights and remedies thereunder (except any Governmental Approvals or other consents or approvals applicable to the Agent, any Lender or the Surety Bond Arranger other than as a result of its participation in the transactions contemplated herein).

         (b) To the best knowledge of the Partnership, SECI General and North Country after due inquiry, no Governmental Approvals (except as set forth on Schedule 3 and except with respect to Governmental Approvals required to be obtained by NYSEG or Georgia-Pacific with respect to the NYSEG Gas Agreement or the Georgia-Pacific Gas Agreement, as to which no representation or warranty is made) or other consents or approvals (other than those already obtained or that are obtainable in due course and will be obtained when necessary) are

                            Amendment and Restatement
                                of Loan Agreement
required in connection with that validity and enforceability of the Basic Documents (other than the Loan Documents) against each party thereto (other than the Partnership, SECI General or North Country, as the case may be) and the performance by such party of the Basic Documents.

         (c) No Governmental Approvals are required in connection with the participation by the Agent, the Lenders, the Letter of Credit Issuer or the Surety Bond Arranger in the transactions contemplated by this Agreement and the other Basic Documents to which any of them is a party.

         (d) Except as otherwise indicated in Part A of Schedule 3, each of the Governmental Approvals and other consents and approvals listed on Part A of Schedule 3 has been duly obtained or made, is in full force and effect and not subject to any statutory period of appeal and is not currently under appeal or judicial review or, to the best knowledge of the Partnership and North Country, governmental or other review. None of the Governmental
Approvals and other consents and approvals listed on Part B of Schedule 3 is required to be obtained prior to the date hereof. Neither the Partnership nor North Country has reason to believe, after due inquiry, that any of the Governmental Approvals and other consents and approvals listed on Part B of Schedule 3 cannot or will not be obtained or made in the normal course of business as and when required and in accordance with the date set forth on Part B of Schedule 3 for obtaining such actions or consents.

          5.6 No Legal Bar. The execution, delivery and performance of this Agreement, the Notes and the other Basic Documents as contemplated in accordance with the terms thereof, the borrowings by the Borrowers hereunder and the use of the proceeds thereof (i) will not violate (x) any Requirement of Law or any Contractual Obligation of the Partnership, SECI or North Country that relates to construction, ownership, operation or maintenance of the Project or the North Country Project, as the case may be or (y) any other Requirement of Law as to which any such violations, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and (ii) will not result in, or require, the creation or imposition of any Lien or any of the properties or revenues of the Partnership, SECI or North Country pursuant to any Requirement of Law or Contractual Obligation, except for Loan Agreement Permitted Liens.

         5.7 No Proceeding or Litigation. Except as set forth on Schedule 10, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Partnership and North Country, after due inquiry, threatened against or affecting the Partnership, SECI (other than relating to the SECI Loan Documents) or North Country or against or affecting any of their respective

                            Amendment and Restatement
                                of Loan Agreement
properties, rights, revenues or assets, or the Project or the North Country Project, as the case may be, or which could result in a rescission, termination or suspension of any Governmental Approval, consent or approval referred to in
Section 5.5 or could have a Material Adverse Effect.

         5.8 No Default, Event of Default or Event of Loss. None of the Partnership, SECI (other than relating to the SECI Loan Documents) or North Country is in default under or with respect to any Contractual Obligation, including without limitation any Basic Document, other than defaults which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. No notice of default has been given to the Partnership, SECI or North Country under any of the Basic Documents. Other than with respect to certain defaults of the Contractor under the Construction Contract arising out of the circumstances previously disclosed to the Agent and the Lenders in a letter, dated September 27, 1994, from the Partnership to the Contractor, to the best knowledge of the Partnership and North Country after due inquiry, no other party to a Basic Document is in default thereunder. No Default or Event of Default has occurred and is continuing and no Event of Loss has occurred.

         5.9 Ownership of Property; Liens. The IDA has been granted fee title to the Site and the Pipeline Properties, and the Mortgages constitute a Lien upon the Site, in each case free and clear of all Liens except Loan Agreement Permitted Liens. Each of the IDA (with respect to the Project), the Partnership, SECI and North Country has good title to all property purportedly owned or used by it free and clear of all Liens other than Loan Agreement Permitted Liens. No mortgage or financing statement or other instrument or recordation covering all or any part of the Collateral which has been executed by, or with the permission of, the Partnership, the IDA, SECI or North Country is on file in any recording office, except such as has been filed in favor of the Agent for the benefit of the Lenders or as evidence of Loan Agreement Permitted Liens. The IDA has all rights purported to be given to it under any easements, leases and other title instruments described in the title insurance policy referred to in Section 6.1(i), subject only to the Liens specified therein and other Loan Agreement Permitted Liens, and the IDA's rights thereunder are not subject to any contest or challenge and are encumbered only by the Mortgages As a perfected Lien and other Loan Agreement Permitted Liens. All such easements, leases and other title instruments are valid and subsisting in full force and effect. The IDA is not in default under any such easement, lease or title instrument, and no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a default thereunder.

         5.10 Taxes. (a) SECI has filed or caused to be filed all tax returns which are required to be filed by it or the

                            Amendment and Restatement
                               of Loan Agreement

Partnership, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments made against it or the Partnership, or any of its or the Partnership's property and all other taxes, fees or other charges imposed on it or any of its or the Partnership's property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of SECI or the Partnership, as the case may be, and to the extent non-payment thereof could not be reasonably expected to impair the value of the security granted under the Collateral Security Documents); no tax Lien has been filed, and, to the knowledge of SECI or the Partnership no claim is being asserted, with respect to any such tax, fee or other charge.

          (b) North Country has filed or caused to be filed all tax returns which are required to be filed by it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of North Country and to the extent non-payment thereof could not be reasonably expected to impair the value of the security granted under the Collateral Security Documents); no tax Lien has been filed, and, to the knowledge of North Country no claim is being asserted, with respect to any such tax, fee or other charge.


          (c) Except for (i) transfer taxes and registration, recordation and other miscellaneous fees payable in connection with the recordation or assignment of the Mortgages, if any, and the filing of financing statements required to perfect the Agent's rights under the Collateral Security Documents, all of which taxes and fees have been paid in full by or on behalf of the Partnership on or before the Construction Loan Closing Date (except with respect to any recordation fees and other miscellaneous fees payable in connection with the assignment by the Original Agent to the Agent, of its right, title and interest in and to the Collateral Security Documents, which fees will have been paid in full by or on behalf of the Partnership on or before the Second Capital Contribution Date), and (ii) income, capital, any receipts or franchise taxes imposed with respect to the Agent or Lender by the jurisdiction in which the Agent or any Lender is organized, in which an office of the Agent or such Lender is located or in which the Project is located or any political subdivision or taxing authority thereof or therein, neither the execution and delivery of this Agreement, the Notes or any other Basic Document, nor the consummation of any of the transactions contemplated hereby or thereby, will result in any tax, levy,

                           Amendment and Restatement
                                of Loan Agreement
impost, duty, charge or withholding imposed by the United States or any agency or taxing authority thereof, or by any state of the United States or any political subdivision or taxing authority thereof or therein, on or with respect to such execution, delivery or consummation, or upon or with respect to the Agent or any Lender.

         5.11 Regulation U. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors. If requested by any Lender or Agent, the Borrowers will furnish to the Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

         5.12 ERISA. No Reportable Event has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. The present value of all accrued benefits under each Single Employer Plan maintained by the Partnership, North Country or any Commonly Controlled Entity (based on those assumptions used to fund the Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither the Partnership, North Country nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Partnership, North Country nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Partnership, North Country or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA) or insolvent (within the meaning of
Section 4241 of ERISA), The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Partnership, North Country and each Commonly Controlled Entity for post-retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(l) Of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits.

         5.13 Investment Company Act. None of the Partnership, SECI or North Country is an "investment company" or a company "controlled" by an "investment company" or an "investment

                            Amendment and Restatement
                                of Loan Agreement
adviser", within the meaning of the Investment Company Act of 1940, as amended.

         5.14 Collateral Security Documents. The Collateral Security Documents are effective to create, in favor of the Agent for the benefit of the Lenders, legal, valid and enforceable liens on and security interests in all right, title, estate and interest of the IDA or the Partnership, as the case may be, in and to the Collateral and all necessary and appropriate recordings, including those shown on Schedule 4, and filings have been or will be duly effected in all appropriate public offices so that the liens and security interests created by each of the Collateral Security Documents to which the Partnership is a party constitute or will constitute perfected liens on and prior perfected security interests in all right, title, estate and interest of the Partnership in and to the Collateral described therein, prior and superior to all other Liens, existing or future, except Loan Agreement Permitted Liens described in clauses
(ii), (iv), (v) and (vi) of the definition thereof. The recordings, filings and other actions shown on Schedule 4 are all the recordings, filings and other actions necessary and appropriate to establish, protect and perfect the Agent's lien on and security interest in the right, title, estate and interest of the Partnership in and to the Collateral. Notwithstanding the foregoing, neither the Partnership, SECI nor North Country makes any representation or warranty with respect to the Tomen Guarantee.

         5.15 Full Disclosure. No representation, warranty or other statement made by the Partnership, SECI or North Country in any Basic Document or in any certificate, written statement other document furnished to the Agent, any Lender or the Independent Engineer by or on behalf of the Partnership, SECI or North Country, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Partnership or North Country, whether related to Governmental Approvals, Basic Documents, or Project Participants or otherwise, that has not been disclosed in writing to the Agent prior to the Construction Loan Closing Date that has had a Material Adverse Effect or which could reasonably be expected to have a Material Adverse Effect.

         5.16 Project Contracts and North Country Gas Agreements. (a) To the best knowledge of the Partnership after due inquiry, each of the Project Contracts constitutes the legal, valid and binding obligation of each of the parties thereto, and is enforceable against each such party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity. Except as set forth on Schedule 3, to the

                            Amendment and Restatement
                                of Loan Agreement
best knowledge of the Partnership after due inquiry, all Governmental Approvals and other consents or approvals required in connection with the execution, delivery and performance of each of the Project Contracts by the parties thereto (other than the Partnership, SECI General and/or North Country) have been duly obtained or made and are not subject to any statutory period of appeal and are not currently under appeal or judicial review or, to the best knowledge of the Partnership, governmental or other review.

         (b) To the best knowledge of North Country after due inquiry, each of the North Country Gas Agreements constitutes the legal, valid and binding obligation of each of the parties thereto, and is enforceable against each such party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity.

         5.17 Property Rights, Utilities, Etc. (a) All utility services, means of transportation, facilities, other materials and easements that can reasonably be expected to be necessary for the construction of the Project and for the operation of the Project in accordance with the obligations of the Partnership under the Power Purchase Agreement and the Steam Supply Agreement, if any (including, without limitation, gas, electrical, water and sewage services and facilities), are or will be available to the Project and, to the extent appropriate, arrangements have been made to provide such services, means of transportation, facilities, other materials and easements to the Project.

         (b) The easements described in Schedule 7 and the easements granted to the Borrowers and North Country pursuant to the Project Contracts, if any, are the only easements necessary for the Partnership and North Country to perform their respective obligations under the Project Contracts.

         5.18 Compliance with Building Codes, Zoning Laws, Etc. The Project, as contemplated by the Basic Documents, is capable of being constructed, maintained and operated in compliance with all applicable zoning, environmental protection, use and building codes, laws, regulations and ordinances. Neither the Partnership nor North Country has any knowledge, after due inquiry, of any violations of any laws, ordinances, codes, requirements or orders of any Governmental Authority affecting the Project which could have a Material Adverse Effect.

         5.19 Principal Place of Business, Etc. (a) The principal place of business and chief executive office of the Partnership and the office where the Partnership keeps its records concerning the Project and all contracts relating thereto, is located at Five Post Oak Park, Houston, Texas 77027.

                               Amendment and Rest&
                                of Loan Agreement

         (b) The principal place of business and chief executive office of North Country and the office where North Country keeps its records concerning the Project and all contracts relating thereto, is located at Five Post Oak Park, Houston, Texas 77027.

         5.20 Description of Property. The description of the Site set forth in
Schedule 1 is true and accurate in all respects, and is adequate for the purpose of establishing, preserving, protecting and perfecting the interests and rights, and the priority of the Liens (subject only to Loan Agreement Permitted Liens), intended to be created and provided in such property by the Mortgages.

         5.21 Public Utility Status. a) Neither the Partnership nor North Country is a "holding company", or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such quoted terms are defined in PUHCA.

         (b) Neither the Agent nor any Lender will, solely by reason of (i) the ownership of the Facility or the operation thereof by the Partnership, (ii) the making of the Loans hereunder or under the Original Loan Agreement, (iii) the securing of the Loans by Liens on the Collateral, or (iv) any other transaction contemplated by this Agreement or any of the other Basic Documents, be deemed by any Governmental Authority having jurisdiction to be, or be subject to regulation as, an "electric utility", "electric corporation", "electrical company", "gas utility", "public utility" or a "public utility holding company" under any existing law, rule or regulation of any Governmental Authority; and neither the Agent nor any Lender will, solely by reason of the Agent's or such Lender's ownership or operation of the Facility upon the exercise of remedies under the Collateral Security Documents, be deemed by any Governmental Authority having jurisdiction to be subject to financial, organizational or rate regulation as an "electric company", "public utility" or a "public utility holding company" under any existing law, rule or regulation of any Governmental Authority.

         (c) Neither the Agent nor any Lender will, solely by reason of (i) the ownership of the North Country Project or the operation thereof by North Country, (ii) the making of the Loans hereunder or under the Original Loan Agreement, or (iii) any other transaction contemplated by this Agreement or any of the other Basic Documents, be deemed by any Governmental Authority having jurisdiction to be, or be subject to regulation as, an "electric utility", "electric corporation", "electrical company", "gas utility", "public utility" or a "public utility holding company" under any existing law, rule or regulation of any Governmental Authority.

                            Amendment and Restatement
                                of Loan Agreement

         (d) The Facility is a Qualifying Facility and as such is not considered to be an "electric utility company" under PUHCA and, therefore, is exempt from regulation as an "electric utility company" by the Securities and Exchange Commission under Section 2(a) of PUHCA; and the FERC Order is in full force and effect and is not the subject of any pending or, to the Partnership's knowledge, threatened appeal or administrative or judicial proceedings.

         5.22 Sufficiency of Basic Documents. The services to be performed, the materials to be supplied and the leasehold and other property interests, easements and other rights granted pursuant to the Basic Documents comprise substantially all of the services, materials, property interests and rights required for the acquisition, development, construction, installation, completion, operation and maintenance of the Project in accordance with all Applicable Laws and the Basic Documents and as contemplated by the Base Case Pro Forma Financial Statements and the other information referred to in Section 5.15 except for services, materials and property to be purchased or acquired in the ordinary course of business and which can reasonably be expected to be commercially available at commercially reasonable prices as and where needed.

         5.23 Sufficiency of Access. The Partnership and North Country have adequate ingress and egress from the Site and the Pipeline Properties, as the case may be, for any reasonable purpose in connection with the construction, operation and maintenance of the Facility or the Pipeline, as the case may be.

         5.24 Representations and Warranties. The representations and warranties of the Partnership and North Country contained in the Basic Documents other than this Agreement were true and correct as of the Construction Loan Closing Date, and, as of the date of any subsequent borrowing and the date hereof, true and correct except as to which any such failure, individually or collectively, could not reasonably be expected to have a Material Adverse Effect. Each of the Partnership and North Country hereby confirms each such representation and warranty with the same effect as if set forth in full herein.

         5.25 Locations of Site and Pipeline Properties. Neither the Site nor the Pipeline Properties lies within an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards.

         5.26 Environmental Matters. (a) Except as disclosed in the Environmental Audit and, in the case of paragraph (i) below, as set forth on
Schedule 10:

         (i) no proceeding is pending, no notice, notification, demand, request for information, citation, summons or order

                            Amendment and Restatement
                                of Loan Agreement
    has been issued, no complaint has been filed, no penalty has been assessed, and no investigation or review is pending or, to the Partnership's knowledge, threatened by any Governmental Authority or other Person:

              (x) with respect to any violation of any Relevant Environmental Law in connection with the property, operations or conduct of business of the Partnership or the Project; or

              (y) with respect to any failure to have any Governmental Approval relating to Hazardous Materials or compliance with any Relevant Environmental Law required in connection with the property, operations or conduct of the business of the Partnership or the Project; or

              (z) with respect to any generation, treatment, storage, discharge, recycling, transportation or disposal or release, of any Hazardous Material generated by the operations or business or located on, under or at any property of the Partnership or the Project.

         (ii) none of the Partnership or SECI or any of the businesses conducted by either of them, or, to the best knowledge of the Partnership and SECI, after due inquiry, any other Person has placed, held, located or released any Hazardous Material on, under or at any property now or previously owned or leased by the Partnership (including the Project) in such quantities or conditions so as to cause a threatened release and/or to require removal or other response or remedial action which has not yet been taken, and none of such properties been used by the Partnership, or any other Person, as a dump site or, in violation of any Relevant Environmental Law, relating to use as a treatment disposal or storage site (whether permanent or temporary) for any Hazardous Material;

         (iii) there are no underground storage tanks which have been used to store or have contained any Hazardous Material, active or abandoned at any property now or previously owned or leased by the Partnership (including the Facility and the Site);

         (iv) no Hazardous Material has been released at, on or under any property previously owned or leased by the Partnership (including the Facility and the Site) in such quantities or conditions so as to require removal or other response or remedial action which has not yet been taken; and

                            Amendent and Restatement
                                of Loan Agreement

         (v) no Hazardous Material is present in a reportable or threshold planning quantity, where such a quantity would, under any Relevant Environmental Law, require removal or response or remedial action at, on or under any property now or previously owned by the Partnership (including the Facility and the Site).

         (b) None of the Partnership, SECI or any business conducted by either of them has transported or arranged for the transportation and/or disposal (directly or indirectly) of any Hazardous Material to or at any location which is listed or proposed for listing under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Comprehensive Environment Response, Compensation and Liability System ("CERCLIS") or any similar state list or which is the subject of federal, state or local enforcement actions or other investigations.

         (c) No property now or previously owned or leased by the Partnership (including the Facility and the Site) is listed or, to the knowledge of the Partnership or SECI, proposed for listing on the National Priorities List promulgated pursuant to CERCLA or CERCLIS, or any similar state list of sites requiring investigation or clean-up.

         (d) There are no environmental Liens on any property owned or leased by the Partnership (including the Facility and the Site) and none of the Partnership or SECI has received any written notice of any actions taken by any Governmental Authority which could subject any of such properties to such Liens.

         (e) Notwithstanding the foregoing, the disclosure, if any, in any Environmental Audit of any fact or circumstance which would render any of the foregoing representations untrue shall not otherwise relieve the Partnership of its obligations under Sections 7.8, 7.12 and 7.19.

         5.27 North Country Environmental Matters. (a) Except as disclosed in the Environmental Audit:

         (i) no proceeding is pending, no notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed, and no investigation or review is pending or, to the Partnership's or North Country's knowledge, threatened by any Governmental Authority or other Person:

              (x) with respect to any violation of any Relevant Environmental Law in connection with the property, operations or conduct of business of North Country or the North Country Project; or

                            Amendment and Restatement
                                of Loan Agreement

              (y) with respect to any failure to have any Governmental Approval relating to Hazardous Materials or compliance with any Relevant Environmental Law required in connection with the property, operations or conduct of the business of North Country or the North Country Project; or

              (z) with respect to any generation, treatment, storage, discharge, recycling, transportion or disposal or release, of any Hazardous Material generated by the operations or business or located on, under or at any property of North Country or the North Country Project.

         (ii) neither North Country nor the business conducted by it, or, to the best knowledge of North Country, after due inquiry, any other Person has placed, held, located or released any Hazardous Material on, under or at any property now or previously owned or leased by North Country (including the North Country Project) in such quantities or conditions so as to cause a threatened release and/or to require removal or other response or remedial action which has not yet been taken, and none of such properties has been used by the Partnership or North Country, or any other Person, as a dump site or, in violation of any Relevant Environmental Law, relating to use as a treatment disposal or storage site (whether permanent of temporary) for any Hazardous Material;

         (iii) there are no underground storage tanks which have been used to store or have contained any Hazardous Material, active or abandoned at any property now or previously owned or leased by North Country (including the Pipeline and the Pipeline Properties);

         (iv) no Hazardous Material has been released at, on or under any property previously owned or leased by the Partnership or North Country (including the Pipeline and the Pipeline Properties) in such quantities or conditions so as to require removal or other response or remedial action which has not yet been taken; and

         (v) no Hazardous Material is present in a reportable or threshold planning quantity, where such a quantity would, under any Relevant Environmental Law, require removal or response or remedial action at, on or under any property now or previously owned by the Partnership or North Country (including the Pipeline and the Pipeline Properties).

         (b) Neither North Country nor any business conducted by it has transported or arranged for the transportation and/or

                            Amendment and Restatement
                                of Loan Agreement
disposal (directly or indirectly) of any Hazardous Material to or at any location which is listed or proposed for listing under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Comprehensive Environment Response, Compensation and Liability System ("CERCLIS") or any similar state list or which is the subject of federal, state or local enforcement actions or other investigations.

         (c) No property now or previously owned or leased by the Partnership or North Country (including the Pipeline and the Pipeline Properties) is listed or, to the knowledge of the Partnership or North Country, proposed for listing on the National Priorities List promulgated pursuant to CERCLA or CERCLIS, or any similar state list of sites requiring investigation or clean-up.

         (d) There are no environmental Liens on any property owned or leased by the Partnership or North Country (including the Pipeline and the Pipeline Properties) and neither the Partnership nor North Country has received any written notice of any actions taken by any Governmental Authority which could subject any of such properties to such Liens.

         (e) Notwithstanding the foregoing, the disclosure, if any, in any Environmental Audit of any fact or circumstance which would render any of the foregoing representations untrue shall not otherwise relieve the Partnership or North Country of its obligations under Sections 7.8, 7.12 and 7.19.

         5.28 Completion of Project. Substantial Completion of the Facility and the Pipeline will occur on or prior to the Second Capital Contribution Date. None of the Partnership, SECI or North Country has any reason to believe that
(a) Certified Construction Costs will exceed amounts budgeted therefor in the Construction Budget, or, if different from the Construction Budget, the Completion Budget, or (b) the Project, as completed in accordance with the Basic Documents, will not (x) comply fully with all Applicable Laws and all Governmental Approvals required in respect of the Project, or (y) perform in accordance with the Base Case Pro Forma Financial Statements and Plans and Specifications.

         5.29 Gas Supply. The Gas Arrangements are sufficient to ensure that sufficient natural gas will be delivered to the Facility to permit the operation of the Project in accordance with the Base Case Pro Forma Financial Statements for a period of at least 15 years from the Date of Commercial Operation.

         5.30 Intellectual Property. No licenses, trademarks, patents or agreements with respect to the usage of technology (other than any thereof which have been obtained and are in full force and effect and have been assigned to the Agent) are necessary for the construction, ownership, operation and

                            Amendment and Restatement
                                of Loan Agreement
maintenance of the Project. Each of the Partnership and North Country owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted that are material to the condition (financial or other), business, or operations of the Partnership (the "Intellectual Property"). No claim has been asserted and is pending by any Person with respect to the use of any such Intellectual Property in connection with the Project, or challenging or questioning the validity or effectiveness of any such Intellectual Property and none of the Partnership, SECI or North Country knows of any valid basis for any such claim. The use of such Intellectual Property by the Partnership or North Country does not infringe on the rights of any Person.

         5.31 Labor Matters. There are no strikes or other organized labor disputes pending or, to the best of the Partnership's, SECI's and North Country's knowledge after due inquiry, threatened against the Partnership, North Country, or any Project Participant. All payments due from the Partnership, SECI or North Country, or for which a claim may be made against the Partnership, SECI or North Country on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Partnership, SECI or North Country,

         5.32 Representations and Warranties of the IDA. The IDA represents and warrants that:

         (a) (i) It is duly organized and validly existing as a public benefit corporation of the State of New York with full power and authority to consummate the transactions contemplated hereby, and to execute the Basic Documents to which it is party and to perform its obligations thereunder and hereunder, including the making of any and all payments as provided therein and herein, and (ii) with the execption of the Basic Documents to which it is a party, there is not and will not be any contract or other obligation providing for or requiring the IDA to convey the IDA's interest in the Project or any estate or interest therein to any Person;

         (b) Except as set forth on Schedule 10, there are no actions, suits or proceedings pending or, to the best knowledge of the IDA, threatened against or affecting the IDA or the Project, or involving the validity or enforceability of the Resolution, this Agreement, the Pilot Agreement, the Installment Sale Agreement or any of the other Basic Documents to which it is a party; and the IDA is not in default with respect to any order, writ, judgment, decree or demand of any court or any Governmental Authority;

         (c) the consummation of the transactions contemplated by the Resolution and the performance of the IDA's obligations under this Agreeemnt, the Installment Sale

                            Amendment and Restatement
                               of Loan Agreement

    Agreement, the Pilot Agreement or any of the other Basic Documents to which it is a party will not result in any breach of, or constitute a default under, or require any consent under any Applicable Law or Contractual Obligation to which the IDA is a party or by which it or its properties are bound or affected;

        (d) Except for the IDA Documents and contracts entered into by the Partnership or North Country as agent of the IDA, the IDA has not made any Contractual Obligation or arrangement of any kind in connection with the Project, other than any arrangement made with the Partnership, North Country or the Lenders;

        (e) The IDA has duly adopted the Resolution and has duly authorized the execution and delivery of this Agreement, the Pilot Agreement, the Pilot Mortgage, the Installment Sale Agreement and all of the other Basic Documents to which it is a party, and has taken all actions necessary or appropriate to carry out the same, and when executed and delivered, such documents will constitute legal and validly binding obligations of the IDA, enforceable in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity (whether such enforcement is sought in a proceeding at law or in equity).

        (f) The IDA makes no representation or warranty on behalf of the Partnership or North Country, or as to the correctness or completeness of any representation or warranty made by the Partnership or North Country in any of the Basic Documents to which the Partnership or North Country is a party.

         SECTION 6 CONDITIONS PRECEDENT

         6.1 Conditions to the Term Loans. The obligations of the Lenders to make the Term Loans and the obligation of the Surety Bond Arranger to enter into the Surety Bond Arrangements shall be subject to the fulfillement to the satisfaction of the Agent, unless otherwise specified, of the following conditions on or prior to the making of the Term Loans and the entering into of the Surety Bond Arrangements, as the case may be:

        (a) Agreement; Term Notes; Note Pledge Agreement; Notice of Term Loan Conversion. The Agent shall have received a counterpart of this Agreement for each Lender, duly executed and delivered by the Borrowers and North Country. The Agent shall have received on behalf of each Lender (i) an IDA Building Term Note executed by the

                            Amendment and Restatement
                                of Loan Agreement

    Borrowers, (ii) an IDA Development Term Note executed by the Borrowers and
    (iii) a Partnership Term Note executed by the Partnership, in each case with appropriate insertions. The Agent shall have received a counterpart of the Note Pledge Agreement, duly executed and delivered by the Partnership, together with the pledged note described therein. The Original Agent shall have received the Notice of Term Loan Conversion.

         (b) Basic Documents. The Basic Documents shall be in full force and effect, and none of such agreements shall have been amended, or any term or provision thereof waived, except in accordance with the provisions of
    Section 8.6.

         (c) Representations and Warranties. The representations and warranties made by the Partnership, the IDA, SECI, North Country, SECI Holdings or FSPC herein, in the Original Loan Agreement or in any other Basic Document to which it is a party, or which are contained in any certificate, document, financial or other statement furnished by the Partnership, SECI, North Country, SECI Holdings or FSPC hereunder or thereunder or in connection herewith or therewith, shall be true and correct in all material respects on and as of such Borrowing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations or warranties shall have been true and correct as of such earlier date), unless the circumstances that made any such representation false or misleading at the time when made shall no longer be continuing and the existence of such circumstances has not had a Material Adverse Effect.

         (d) No Default, Event of Default or Event of Loss. No Default or Event of Default shall have occurred and be continuing on such Borrowing Date, or after giving effect to the Loans to be made on such Borrowing Date. No Event of Loss shall have occurred.

         (e) No Material Adverse Effect. There shall have been no Material Adverse Effect since the Construction Loan Closing Date, and no other event (including, without limitation, a material adverse change in the financial condition, business or operations of any Project Participant) shall have occurred since the Construction Loan Closing Date which might reasonably be expected to have a Material Adverse Effect.

         (f) Capital Contributions. Each of GE Capital, TPC One and TPC Two shall have made the capital contributions required to be made by it on the Second Capital Contribution Date pursuant to the Capital Contribution Agreement.

                            Amendment and Restatement
                                of Loan Agreement

         (g) Documents Delivered under Capital Contribution Agreement. The Agent shall have received a copy of each of the documents delivered to GE Capital under Section 2(c) of the Capital Contribution Agreement. Each of the legal opinions delivered pursuant to such Section shall have also been addressed to the Agent, the Lenders, the Letter of Credit Issuer, the Swap Counterparty and the Surety Bond Arranger.

         (h) Perfection of Liens and Security Interests. All filings, recordings and other actions that are necessary or desirable in order to establish, protect, preserve and perfect the Lenders' lien on and perfected security interest in all right, title, estate and interest of the Partnership or the IDA, as the case may be, in and to all Collateral covered by the Collateral Security Documents, prior and superior to all other Liens, existing or future, except Loan Agreement Permitted Liens, shall have been duly made or taken by the Partnership and all fees, taxes and other charges relating to such filings and recordings and other actions shall have been paid by the Partnership, or filings for exemptions therefrom shall have been made.

         (i) Title Insurance; Survey; Payment of Premium. The Agent shall have received (i) policies of title insurance issued by the Title Company, in form and substance reasonably satisfactory to the Required Lenders, with such endorsements and affirmative coverage as GE Capital and the Required Lenders may reasonably request, (A) insuring the Agent, for the benefit of the Lenders, the Letter of Credit Issuer and the Swap Counterparty, in the amount of $231,850,000, that the Mortgages constitute a valid mortgage lien on the Site, and the access, utility and interconnection easements, subject only to Loan Agreement Permitted Liens, and (B) providing full coverage against all mechanics' and materialmen's liens, and (ii) a survey of the Site, by a licensed surveyor reasonably satisfactory to the Agent and the Title Company, certified to the Agent and the Title Company and showing no state of facts unsatisfactory to the Agent. Such policies shall be dated the date of the recording of the assignment of the Mortgages from the Original Agent to CS and shall recite such assignment together with the recording information with respect thereto. The Agent shall also have received evidence that the premiums in respect of such policies of title insurance have been paid by or on behalf of the Partnership.

         (j) Authorizing Actions. All partnership, corporate and other proceedings in connection with the transactions contemplated by this Agreement and the other Basic Documents, and all documents and instruments incident thereto shall be reasonably satisfactory in form and substance to the Agent and its counsel; and the Agent and

                            Amendment and Restatement
                                of Loan Agreement
    its counsel shall have received such counterpart originals or certified or other copies of all such documents and instruments and of all records of partnership and corporate proceedings in connection with such transactions, and such incumbency and signature certificates of officers of the Partnership, SECI and North Country, as the Agent or its counsel may reasonably request, together with certificates of good standing and payment of franchise taxes in the jurisdiction of each such Person's organization.

         (k) Gas Arrangements. The Agent shall have received, with a copy for each Lender, a certificate of the Partnership certifying as to such matters relating to the Gas Arrangements as the Co-Agents shall have reasonably requested.

         (l) Surety Bond Arrangements. The Surety Bond Arranger shall have received a counterpart of the Surety Bond Arrangements Cash Collateral Agreement, duly executed and delivered by the Partnership, the cash collateral referred to therein shall have been deposited in the account provided for therein or other arrangements therefor, satisfactory to the Surety Bond Arranger shall have been made and the Surety Bond Arranger shall have received counterparts of the Second Amendment to the SECI Term Loan Agreement, dated as of the date hereof, executed by the SECI Term Lender and SECI.


         SECTION 7 AFFIRMATIVE COVENANTS

         Each of the Partnership and SECI (with respect to Section 7.2(b) only) agrees that, so long as the Letter of Credit Commitment remains in effect, any Note or any Letter of Credit remains outstanding and unpaid, any Surety Bond Arrangements remain in effect, any Obligations are owing to the Agent or any Lender hereunder or under the Collateral Security Documents or any obligations in respect of the Surety Bond Arrangements Reimbursement Obligations or the Surety Bond are owing to the Surety Bond Arranger hereunder, the Partnership shall, and shall cause North Country (as to itself or with respect to the North Country Project only) to:

         7.1 Completion of Project; Reports. (a) Cause the Project and the North Country Project, as the case may be, to be constructed and completed in compliance with Applicable Law and the terms of the Construction Contract.

         (b) Provide the Independent Engineer and the Agent with a copy of each report furnished by the Contractor to the Partnership or North Country pursuant to the Construction Contract, and respond, and cause the Contractor to respond, in a timely manner, to the independent Engineer's inquiries regarding

                            Amendment and Restatement
                                of Loan Agreement
the Contractor's performance of its work under the Construction Contract.

         7.2 Conduct of Business, Maintenance of Existence, Etc. (a) In the case of the Partnership, at all times (i) engage solely in the business of developing, constructing, owning and operating the Project, (ii) preserve and maintain in full force and effect its existence under the laws of the jurisdiction of its organization, its qualification to do business in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect, and all of its rights, privileges and franchises necessary for the construction, ownership and operation of the Project, and
(iii) obtain and maintain in full force and effect all Governmental Approvals and other consents and approvals required at any time in connection with the construction, ownership, operation or maintenance of the Project.

         (b) In the case of SECI, engage solely in (i) the business of being the sole general partner and a limited partner of the Partnership, (ii) activities permitted pursuant to the SECI Term Loan Agreement and (iii) the performance of the Partnership's obligations pursuant to the Basic Documents; and preserve and maintain its existence as a corporation under the laws of the State of Delaware and its qualification to do business in the State of New York and in each other jurisdiction in which the conduct of its business requires such qualification.

         (c) In the case of North Country, at all times (i) engage solely in the business of developing, constructing, owning and operating the North Country Project, (ii) preserve and maintain in full force and effect its existence under the laws of the jurisdiction of its organization, its qualification to do business in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect, and all of its rights, privileges and franchises necessary for the construction, ownership and operation of the North Country Project, and (iii) obtain and maintain in full force and effect all Governmental Approvals and other consents and approvals required at any time in connection with the construction, ownership, operation or maintenance of the North Country Project.

         7.3 Payment of Obligations. (a) Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of its indebtedness and other obligations of whatever nature under the Basic Documents.

         (b) Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, all of its Indebtedness and other obligations of whatever nature (other than

                            Amendment and Restatement
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
                                                                            48

under the Basic Documents) except where any such failure could not reasonably be expected to have a Material Adverse Effect in the sole discretion of the Required Lenders.

         7.4 Performance Under Other Agreements. Duly perform and observe all of the covenants, agreements and conditions on its part to be performed and observed hereunder and under the Notes and the Collateral Security Documents to which it is or is to become a party, and duly perform and observe in all respects all of the covenants, agreements and conditions on its part to be performed and observed under the other Basic Documents to which it is or is to become a party except where any such failure could not reasonably be expected to have a Material Adverse Effect in the sole discretion of the Required Lenders; and diligently enforce all of its rights under each Assigned Contract to which it is or is to become a party unless the failure to enforce such rights could not reasonably be expected to have a material adverse effect on its rights or remedies as a whole under such Assigned Contract; provided, however, that testing standards or other criteria or procedures for performance testing under the Construction Contract shall not be established without the prior written consent of the Agent and the Required Lenders.

         7.5 Partnership Insurance Coverage. In the case of the Partnership:

         (a) Without limiting any of the other obligations or liabilities of the Partnership under this Agreement, at all times carry and maintain or cause to be carried and maintained at its own expense such insurance as is customarily maintained by constructors, owners, operators, and lessees of electric generating facilities and in all events shall carry and maintain at least the minimum insurance coverage set forth in this Section 7.5. All insurance carried pursuant to this Section 7.5 shall be with such insurers, in such amounts and in such form and with deductibles or self insured retentions as shall be reasonably satisfactory to the Agent.


         (b) Maintain or cause to be maintained all-risk property and boiler and machinery insurance, covering physical loss or damage to the Project, the interconnection facilities, including fire and extended coverage, collapse, earthquake, flood and comprehensive boiler and machinery (including electrical malfunction and mechanical breakdown). Such insurance shall cover each and every component of the Project and the interconnection facilities. The all risk property and boiler and machinery coverage shall not contain an exclusion for resultant damage caused by faulty workmanship, design or materials. Coverage shall be written on a replacement cost basis and in an amount acceptable to the Agent, but in no event less than the replacement cost of the Project; sublimits of not less than $100,000,000 are acceptable for loss or damage due to flood or earthquake. Such policy shall contain a valid agreed amount

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                                                                            49

endorsement waiving any coinsurance penalty. The policy may be subject to deductibles not to exceed $100,000 per occurrence, except that the deductible for the gas and steam turbines may not exceed $250,000. In the event that the Partnership is unable to obtain the $250,000 deductible specified with respect to the steam and gas turbines and/or the 30 day business interruption deductible, the Partnership shall obtain a letter from an independent insurance broker acceptable to the GE Capital Limited Partner and the Partnership stating that such deductibles are not available. In such case the Partnership shall be permitted to increase the deductible applicable to the steam and gas turbine up to $500,000 and up to 45 days with respect to business interruption deductible until such time as the $250,000 deductible and 30 day deductible again become available. At the time when, and to the extent that, the sum of (i) the principal of and interest on the Loans, (ii) the face amount of Letters of Credit, (iii) the principal of and interest on the SECI Term Loan and (iv) the Stipulated Redemption Value (which includes the amount necessary to prepay the Term Loans) exceeds the limits of coverage under the property and boiler and machinery policy specified in this Section 7.5(b), the Partnership shall include as a part of this policy or procure a special policy known as a "Lender's Single Interest Excess of Loss Coverage" or "Stipulated Loss Coverage" covering all the perils provided by the property and boiler and machinery policy. Such policy shall provide limits equal to the difference between (A) the sum of the amounts specified in clause (i), (ii), (iii) and
(iv) of the immediately preceding sentence and (B) the property and boiler and machinery limits, or as may be mutually agreed between the Partnership and the Agent. The insured and loss payee under this "Lender's Single Interest Excess of Loss Coverage" or "Stipulated Loss Coverage" policy shall be the Agent.

         (c) As an extension of Section 7.5(b) or as a separate policy, maintain or cause to be maintained business interruption insurance in an amount equal to 12 months projected net operating revenues of the Partnership and contingent business interruption insurance in an amount equal to 12 months projected net operating revenues of the Partnership. This extension or separate policy shall include coverage for (i) business interruption arising from loss or damage to the Project, including a service interruption endorsement with a limit of $5,000,000 and a deductible period of not more than 72 hours and (ii) contingent business interruption arising from damage to the property and equipment of customers of the Project, which is not covered by the insurance specified in Section 7.5(b). Such customers shall include but not be limited to the purchasers of thermal energy. This extension or separate policy shall also include coverage for expediting expenses and extra expense with a sublimit of $1,000,000. This extension or separate policy shall have a deductible not to exceed 30 days' business interruption, except for expediting expenses and extra expense, which deductible shall not exceed $100,000.

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
                                                                            50

         (d) Maintain comprehensive (or commercial) general liability insurance written on an occurrence basis (with the exception of products/completed operations which may be written on a claims made form) and with a combined single limit of not less than $1,000,000. In the event the Partnership elects to insure such coverage on a claims made basis, the general liability policy shall be endorsed to provide that the production, sale and distribution of steam and electricity shall be deemed to be a premises/operations hazard and covered by such policy on an occurrence form. Such coverage shall include premises/operations, explosion, collapse and underground hazards, broad form contractual, independent contractors, products/completed operations, broad form property damage and personal injury. In the event general aggregate applies, such policy or limits shall be written on a project specific basis naming the Partnership and the Operator as the insured and the Agent as an additional insured and shall apply solely to the construction, use, operation and maintenance of the Project.


         (e) Maintain (i) Workers Compensation insurance with statutory limits and (ii) employers liability insurance coverage with limits of not less than $1,000,000 including occupational disease coverage.

         (f) Maintain comprehensive (or business) automobile liability insurance for owned (if any), leased, non-owned and hired vehicles with combined single limits of not less than $250,000.

         (g) Maintain excess (or umbrella) liability insurance written on an occurrence basis (with the exception of products/completed operations which may be written on a claims made form) and providing coverage limits in excess of the insurance required to be maintained pursuant to Sections 7.5(d), (e)(ii) and (f). In the event the Partnership elects to insure such coverage on a claims made basis, the general liability policy shall be endorsed to provide that the production, sale and distribution of steam and electricity shall be deemed to be a premises/operations hazard and covered by such policy on an occurrence form. The limits of such insurance and such excess insurance (or umbrella) coverage, when combined, shall be not less than $25,000,000. In the event a general aggregate applies, such policy or limits shall be written on a project specific basis naming the Partnership as the insured and the Agent as an additiona1 insured and shall apply solely to the construction, use, operation and maintenance of the Project.

         (h) Maintain such insurance as the Partnership is required to maintain pursuant to the provisions of any other Basic Document.

         (i) Cause (i) the Contractor to obtain and maintain in full force and effect the insurance referred to in items (A),

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
                                                                           51

(B), (C), (D) and (E) below and (ii) the Operator to obtain and maintain in full force and effect the insurance referred to in clauses (C) and (D) below:

                  (A) Performance and payment bonds which cover all payment, performance, material and other obligations of the Contractor and all subcontractors under the Construction Contract including the Performance and Payment Bond. The performance and payment bonds shall at all times be in an amount acceptable to the Agent. Each such bond shall cover the faithful performance of the Construction Contract or the applicable subcontract. Such bonds shall name the Partnership and the Agent as dual obligees and shall be written by surety companies and shall otherwise be in such form as is acceptable to the Agent.

                  (B) Comprehensive general liability insurance written on an occurrence basis and with a combined single limit of not less than $1,000,000. Such coverage shall include premises/operations, explosion, collapse and underground hazard, broad form contractual, products/completed operations, independent contractors, broad form property damage and personal injury.

                  (C) (x) Workers compensation insurance written with statutory limits including an USL&H endorsement (if necessary) and (y) employer's liability insurance coverage in an amount not less than $1,000,000. The employer's liability coverage shall not contain an occupational disease exclusion.

                  (D) Comprehensive automobile liability insurance for all owned, non-owned and hired vehicles written in an amount not less than $500,000.

                  (E) Excess (or umbrella) liability insurance providing coverage limits in excess of the insurance required to be maintained pursuant to clauses (B), (C)(y) and (D) above. The limits of such insurance and such excess insurance (or umbrella) coverage, when combined, shall not be less than $25,000,000.

         (j) Cause the insurance carried in accordance with this Section 7.5 to be endorsed as follows:

                  (i) the Partnership shall be the named insured and the Agent shall be an additional named insured with respect to insurance maintained pursuant to Sections 7.5(b) and (c) and the Agent and the Lenders shall be additional insureds with respect to insurance maintained pursuant to Sections 7.5(d), (f), (g) and (h) and clauses
         (B), (D) and (E) of Section 7.5(i);

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

                  (ii) with respect to Sections 7.5(b) and (c), the interest of the Agent as lender shall not be invalidated by any action or inaction of the Partnership or any other Person and of any breach or violation by the Partnership or any other Person of any warranties, declarations or conditions in such policies;

                  (iii) the insurer thereunder shall waive all rights of subrogation against the Agent, any right of setoff or counterclaim and any other right to deduction, whether by attachment or otherwise;

                  (iv) such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of the Agent with respect to its interest as such in the Project;

                  (v) if such insurance is canceled for any reason whatsoever, including nonpayment of premium, or any changes are initiated by carrier which reduces the limits or form which affects the interest of the Agent, such cancellation or change shall not be effective as to the Agent for 60 days, except for nonpayment of premium which shall be 10 days, after receipt by the Agent of written notice sent by registered mail from such insurer of such cancellation or change;

                  (vi) any insurance carried in accordance with Section 7.5(d),
         (f) or (g), or clause (B), (D) or (E) of Section 7.5(i) shall be endorsed to provide that, inasmuch as the policy is written to cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of limits of liability, shall operate in the same manner as if there were a separate policy covering each insured; and

                  (vii) any insurance carried in accordance with Section 7.5(b) or (c) shall include a standard Lender's loss payable endorsement in favor of the Agent and shall name the Agent as sole loss payee. Deductibles or self insured retentions shall be subject to approval by the Agent.

         (k) Deliver to the Agent a certificate executed by the insurer or its duly authorized agent evidencing the continuance of such insurance policy (and, upon request, a certified copy of such insurance policy).

         (1) Cause to be deposited in the Insurance and Condemnation Proceeds Account for application in accordance with the Security Deposit Agreement all payments pursuant to Sections 7.5(b) and (c) received by the Agent or the Partnership from any insurer with respect to loss or damage to the Project or other Collateral within one Business Day of receipt thereof.

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                                of Loan Agreement

         (m) concurrently with the furnishing of all certificates referred to in Section 7.5, furnish the Agent with an opinion of an independent insurance broker acceptable to the Agent stating that all premiums then due have been paid and that, in the opinion of such broker the insurance then carried and maintained is in accordance with this Section 7.5. Furthermore, upon their first knowledge, cause each insurer or such broker to advise the Agent promptly in writing of any default in the payment of any premiums or any other act or omission on the part of the Partnership or the Contractor which might invalidate or render unenforceable, in whole or part, any insurance provided hereunder. The Agent may at its sole option obtain such insurance if not provided by the Partnership and in such event the Partnership shall reimburse the Agent upon demand for the cost thereof.

         (n) Notwithstanding anything to the contrary herein, no provision of this Section 7.5 or any provision of any other Basic Document shall impose on the Agent any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by the Partnership, nor shall the Agent be responsible for any representations or warranties made by or on behalf of the Partnership to any insurance company or underwriter.

         7.6 North Country Insurance Coverage. In the case of North Country:

         (a) Without limiting any of the other obligations or liabilities of North Country under this Agreement, at all times carry and maintain or cause to be carried and maintained at its own expense such insurance as is customarily maintained by constructors, owners, operators, and lessees of natural gas pipelines and in all events shall carry and maintain at least the minimum insurance coverage set forth in this Section 7.6. All insurance carried pursuant to this Section 7.6 shall be with such insurers, in such amounts and in such form and with deductibles or self insured retentions as shall be reasonably satisfactory to the Agent.

         (b) Maintain or cause to be maintained all-risk property and machinery insurance, covering physical loss or damage to the North Country Project, including fire and extended coverage, collapse, earthquake, flood and comprehensive machinery (including mechanical breakdown). Such insurance shall cover each and every component of the North Country
Project and the interconnection facilities. The all-risk property and machinery coverage shall not contain an exclusion for resultant damage caused by faulty workmanship, design or materials. Coverage shall be written on a replacement cost basis and in an amount acceptable to the Agent, but in no event less than the replacement cost of the North Country Project. Such policy shall contain a valid agreed amount endorsement waiving any coinsurance penalty. The policy may be subject to deductibles not to exceed

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                                of Loan Agreement

$100,000 per occurrence. North Country shall include as a part of this policy or procure a special policy known as a "Lender's Single Interest Excess of Loss Coverage" or "Stipulated Loss Coverage" covering all the perils provided by the property and boiler and machinery policy. Such policy shall provide limits as may be mutually agreed among the Partnership, North Country and the Agent. The insured and loss payee under this "Lender's Single Interest Excess of Loss Coverage" or "Stipulated Loss Coverage" policy shall be the Agent.

         (c) As an extension of Section 7.6(b) or as a separate policy, maintain or cause to be maintained business interruption insurance in an amount equal to 12 months projected net operating revenues of North Country and contingent business interruption insurance in an amount equal to 12 months projected net operating revenues of North Country. This extension or separate policy shall include coverage for (i) business interruption arising from loss or damage to the North Country Project, including a service interruption endorsement with a limit of $5,000,000 and a deductible period of not more than 72 hours and (ii) contingent business interruption arising from damage to the Facility and the property and equipment of customers of the North Country Project, which is not covered by the insurance specified in Section 7.6(b). This extension or separate policy shall also include coverage for expediting expenses and extra expense with a sublimit of $1,000,000. This extension or separate policy shall have a deductible not to exceed 30 days' business interruption, except for expediting expenses and extra expense, which deductible shall not exceed $100,000.

         (d) Maintain comprehensive (or commercial) general liability insurance written on an occurrence basis (with the exception of products/completed operations which may be written on a claims made form) and with a combined single limit of not less than $1,000,000. In the event North Country elects to insure such coverage on a claims made basis, the general liability policy shall be endorsed to provide that the production, sale and distribution of steam and electricity shall be deemed to be a premises/operations hazard and covered by such policy on an occurrence form. Such coverage shall include premises/operations, explosion, collapse and underground hazards, broad form contractual, independent contractors, products/completed operations, broad form property damage and personal injury. In the event a general aggregate applies, such policy or limits shall be written on a project specific basis naming North Country as the insured and the Agent as an additional insured and shall apply solely to the construction, use, operation and maintenance of the North Country Project.

         (e) Maintain (i) Workers Compensation insurance with statutory limits and (ii) employers liability insurance coverage with limits of not less than $1,000,000 including occupational disease coverage.

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                                of Loan Agreement

         (f) Maintain comprehensive (or business) automobile liability insurance for owned (if any), leased, non-owned and hired vehicles with combined single limits of not less than $250,000.

         (g) Maintain excess (or umbrella) liability insurance written on an occurrence basis (with the exception of products/completed operations which may be written on a claims form) and providing coverage limits in excess of the insurance required to be maintained pursuant to Sections 7.6(d), (e)(ii) and
(f). In the event North Country elects to insure such coverage on a claims made basis, the general liability policy shall be endorsed to provide that the production, sale and distribution of steam and electricity shall be deemed to be a premises/operations hazard and covered by such policy on an occurrence form. The limits of such insurance and such excess insurance (or umbrella) coverage, when combined, shall be not less than $25,000,000. In the event a general aggregate applies, such policy or limits shall be written on a project specific basis naming North Country as the insured and the Agent as an additional insured and shall apply solely to the construction, use, operation and maintenance of the North Country Project.

         (h) Maintain such insurance as North Country is required to maintain pursuant to the provisions of any other Basic Document.

         (i) Cause (i) the Contractor to obtain and maintain in full force and effect the insurance referred to in items (A), (B), (C), (D) and (E) below and
(ii) obtain and maintain in full force and effect the insurance referred to in clauses (C) and (D) below:

                  (A) Performance and payment bonds which cover all payment, performance, material and other obligations of the Contractor and all subcontractors under the Construction Contract including the Performance and Payment Bond. The performance and payment bonds shall at all times be in an amount acceptable to the Agent. Each such bond shall cover the faithful performance of the Construction Contract or the applicable subcontract. Such bonds shall name North Country and the Agent as dual obligees and shall be written by surety companies and shall otherwise be in such form as is acceptable to the Agent.

                  (B) Comprehensive general liability insurance written on an occurrence basis and with a combined single limit of not less than $1,000,000. Such coverage shall include premises/operations, explosion, collapse and underground hazard, broad form contractual, products/completed operations, independent contractors, broad form property damage and personal injury.

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                                of Loan Agreement

                  (C)(x) Workers compensation insurance written with statutory limits including an USL&H endorsement (if necessary) and (y) employer's liability insurance coverage in an amount not less than $1,000,000. The employer's liability coverage shall not contain an occupational disease exclusion.

                  (D) Comprehensive automobile liability insurance for all owned, non-owned and hired vehicles written in an amount not less than $500,000.

                  (E) Excess (or umbrella) liability insurance providing coverage limits in excess of the insurance required to be maintained pursuant to clauses (B), (C)(y) and (D) above. The limits of such insurance and such excess insurance (or umbrella) coverage, when combined, shall not be less than $25,000,000.

         (j) Cause the insurance carried in accordance with this Sectin 7.6 to be endorsed as follows:

                  (i) North Country shall be the named insured and the Agent shall be an additional named insured with respect to insurance maintained pursuant to Sections 7.6(b) and (c) and the Agent and the Lenders shall be additional insureds with respect to insurance maintained pursuant to Sections 7.6(d), (f), (g) and (h) and clauses
         (B), (D) and (E) of Section 7.6(i);

                  (ii) with respect to Sections 7.6 (b) and (c), the interest of the Agent as lender shall not be invalidated by any action or inaction of North Country or any other Person and of any breach or violation by North Country or any other Person of any warranties, declarations or conditions in such policies;

                  (iii) the insurer thereunder shall waive all rights of subrogation against the Agent, any right of setoff or counterclaim and any other right to deduction, whether by attachment or otherwise;

                  (iv) such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of the Agent with respect to its interest as such in the North Country Project;

                  (v) if such insurance is canceled for any reason whatsoever, including nonpayment of premium, or any changes are initiated by carrier which reduces the limits or form which affects the interest of the Agent, such cancellation or change shall not be effective as to the Agent for 60 days, except for nonpayment of premium which shall be 10 days, after receipt by the Agent of written notice sent by

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
           registered mail from such insurer of such cancellation or change;

               (vi) any insurance carried in accordance with Section 7.6(d), (f) or (g), or clause (B), (D), or (E) of Section 7.6(i) shall be endorsed to provide that, inasmuch as the policy is written to cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of limits of liability, shall operate in the same manner as if there were a separate policy covering each insured; and

               (vii) any insurance carried in accordance with Section 7.6(b) or
           (c), shall include a standard Lender's lost payable endorsement in favor of the Agent and shall name the Agent as sole loss payee. Deductibles or self insured retentions shall be subject to approval by the Agent.

         (k) Deliver to the Agent a certificate executed by the insurer or its duly authorized agent evidencing the continuance of such insurance policy (and, upon request, a certified copy of such insurance policy).

         (l) Cause to be deposited in the North Country Insurance and Condemnation Proceeds Account for application in accordance with the Security Deposit Agreement all payments pursuant to Sections 7.6(b) or (c) received by the Agent or North Country from any insurer with respect to loss or damage to the North Country Project or other Collateral within one Business Day of receipt thereof.

         (m) Concurrently with the furnishing of all certificates referred to in Section 7.6, furnish the Agent with an opinion of an independent insurance broker acceptable to the Agent stating that all premiums then due have been paid and that, in the opinion of such broker the insurance then carried and maintained is in accordance with this Section 7.6. Furthermore, upon their first knowledge, cause each insurer or such broker to advise the Agent promptly in writing of any default in the payment of any premiums or any other act or omission on the part of North Country or the Contractor which might invalidate or render unenforceable, in whole or part, any insurance provided hereunder. The Agent may at its sole option obtain such insurance if not provided by North Country and in such event North Country shall reimburse the Agent upon demand for the cost thereof.

         (n) Notwithstanding anything to the contrary herein, no provision of this Section 7.6 or any provision of any other Basic Document shall impose on the Agent any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by North Country, nor shall the Agent be responsible

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
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for any representations or warranties made by or on behalf of North Country to any insurance company or underwriter.

         7.7 Inspection of Property; Change Orders; Books and Records; the Independent Engineer; Discussions. (a) (i) Keep proper books of records and accounts in which full, true and correct entries shall be made of all of its transactions in accordance with sound accounting practice. Permit the Agent, the Independent Engineer and other consultants (at the expense of each of the Partnership and North Country, based on invoices for the actual costs thereof) and the Lenders (at their own expense) to visit the Project and the North Country Project and the other properties of each of the Partnership and North Country during regular business hours after reasonable notice. The Agent and each Lender agrees that it will not, in the course of any such visit, interfere in the construction, operation or maintenance of the Project. Each of the Partnership and North Country authorizes the Agent and each Lender to disclose to any agent or consultant any and all information in its possession concerning the Project or the Site in connection with such agent's or consultant's evaluation of the Project or visit to the Project.

         (ii) Provide access by the Agent, the Independent Engineer and other consultants engaged by the Agent to (i) all Plans and Specifications (including, without limitation, data relating to design changes in the Project or the North Country Project, as the case may be), (ii) quality control data and performance test data, (iii) invoices relating to construction progress and to services to be performed and materials to be supplied on a cost reimbursement basis, and invoices relied on by the Contractor in verifying construction progress, (iv) contracts relating to the engineering of, the procurement of services, equipment, supplies or other materials for, or the construction of, the Project or the North Country Project, as the case may be, and (v) all other data relating to the Project or the North Country Project, as the case may be, and construction progress as may be reasonably requested by the Independent Engineer or other consultant. Permit representatives of the Agent, the Independent Engineer or other consultant to examine its books of records and accounts and to discuss its affairs, finances and accounts with its principal officers, engineers and independent accountants, all at such reasonable times during business hours and at such intervals as the Agent, the Independent Engineer or other consultant may request. Permit the Agent, the Independent Engineer or other consultants to monitor, witness and appraise the Work (including without limitation test procedures and performance testing), review and audit the records specified in clauses (iii) and (v) above which relate to the costs specified in clauses (iii) and (v) above. At all times cause an accurate and complete set of the Plans and Specifications to be maintained at the Project and the North Country Project, as the case may be.

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         (b) At least once each calendar month, notify the Independent Engineer of any change made to the Plans and Specifications (which has been presented to the Partnership or North Country) since the last such notice and meet with the Independent Engineer (and the Agent, should the Agent so request) to discuss such changes; provided, that, subject to Section 8.18, neither the Partnership nor North Country shall enter into any agreement to modify or change the Plans and Specifications as the result of or in conjunction with any final settlement of the Construction Contract without the prior written consent of the Agent which consent will not be unreasonably withheld. The Partnership shall consider such changes to the Plans and Specifications as the Agent may, subject to
Section 8.18, on or prior to the completion of the engineering work under the Construction Contract, reasonably request.

         (c) Notwithstanding anything to the contrary herein or in any other Basic Document, no act or omission of the Agent or the Independent Engineer shall in any way affect the obligations of the Partnership or North Country, the Contractor or any other Person under any contract relating to the Construction Contract, be deemed to be the acceptance of any defective work performed by the Contractor or any other Person under the Construction Contract or be deemed to be a waiver of any rights against the Contractor or any other Person under the Construction Contract or otherwise.

         (d) Give timely notice of, and permit the Agent, the Independent Engineer, the other consultants or any representatives thereof as the Agent, the Independent Engineer or such consultant may reasonably request to attend, all Project or North Country Project progress review meetings held by the Partnership or North Country or its agents or representatives, and any and all performance tests of the Project or the North Country Project, as the case may be, or any component thereof (whether any such test is to be conducted on or off the Site or the Pipeline Properties).

         7.8 Compliance with Laws. Comply with all Requirements of Law, and from time to time obtain and comply with all Governmental Approvals as shall now or hereafter be necessary under all Applicable Laws, in connection with the construction, ownership, operation or maintenance of the Project and the North Country Project, as the case may be, or the making and performance by the Partnership or North Country, as the case may be, of any of the Basic Documents to which it is a party, except any thereof the failure with which to comply or of which to obtain would not, in the sole discretion of the Required Lenders, reasonably be expected to have a Material Adverse Effect.

         7.9 Financial Statements. Furnish or cause to be furnished to the
Agent:

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         (a) as soon as available, but in any event within 120 days after the end of each fiscal year of each Reporting Participant (other than Falcon), a copy of the balance sheet of such Reporting Participant as of the end of such fiscal year and the related statements of income, retained earnings (or partners' capital) and changes in cash flows of such Reporting Participant for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, certified without qualification or exception as to the scope of its audit by independent public accountants of national standing reasonably acceptable to the Agent; and

         (b) as soon as available, but in any event within 60 days after the end of each quarterly period of each fiscal year (other than the last quarterly period of each such fiscal year) of each Reporting Participant (other than Falcon), the unaudited balance sheet of such Reporting Participant as of the end of such quarterly period and the related unaudited statements of income and retained earnings (or partners' capital) and changes in cash flows of such Reporting Participant for such quarterly period and for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the previous period, certified by a Responsible Officer of such Reporting Participant (subject to normal year-end audit adjustments).

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except for changes approved or required by the independent public accountants certifying such statements and disclosed therein).

         7.10 Certificates; Operating Budgets; Other Information. Furnish or cause to be furnished to the Agent:

         (a) concurrently with the delivery of the financial statements of the Partnership and North Country referred to in Section 7.9(a), a certificate of the independent public accountants which certified such financial statements stating that in making the examination necessary for the audit thereof no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

         (b) concurrently with the delivery of the financial statements of the Partnership and North Country referred to in Sections 7.9(a) and 7.9(b), a certificate of a Responsible Officer of the Partnership, in the case of financial statements of the Partnership, or North Country, in the case of financial statements of North Country, stating that, to the best of such Responsible Officer's knowledge after due inquiry, each of the Partnership and SECI General, or North Country, as the case may be, during

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     the period covered by such financial statements, has observed and performed all of its covenants and other agreements hereunder, and satisfied every condition, contained in this Agreement and the other Basic Documents to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default hereunder at any time during such period or on the date of such certificate and no knowledge of any default or event which with the giving of notice or the lapse of time or both would constitute a default under any of the other Basic Documents at any time during such period or on the date of such certificate (or, if any such Default or Event of Default or default or event shall have occurred, a statement setting forth the nature thereof and the steps being taken by the Partnership or North Country to remedy the same);

         (c) promptly after the same are sent, copies of all financial statements and reports (other than with respect to Falcon) which the Partnership sends to its Partners and which North Country sends to its shareholders;

         (d) promptly after the filing thereof, the "Annual Returns" (Form 5500 series) and attachments filed annually with the Internal Revenue Service with respect to each Single Employer Plan, if any, of the Partnership and North Country;

         (e) with respect to any Single Employer Plan adopted or amended by the Partnership, SECI, North Country or any Commonly Controlled Entity on or after the first Borrowing Date, any determination letters received from the Internal Revenue Service with respect to the qualification of such Plan, as initially adopted or amended under Section 401(a) of the Code;

         (f) promptly after delivery or receipt thereof, a copy of each material notice, demand or other communication delivered or received by the Partnership or North Country pursuant to any Basic Document (including, without limitation, a copy of all engineer's reports furnished by the Partnership to NYSEG pursuant to Part 2 of Exhibit B of the Power Purchase Agreement), except any such communications which the Partnership may deliver to its Partners pursuant to the Amended and Restated Partnership Agreement which are in the ordinary course of business and which are not otherwise required to be delivered to the Agent and the Lenders hereunder;

         (g) copies of each Governmental Approval or other consent or approval obtained or made by the Partnership or North Country, or obtained or made by the Contractor and

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     delivered to the Partnership or North Country pursuant to the Construction
     Contract;

         (h) in the case of the Partnership:

         (i) on or prior to November 1 of each year commencing after the date of Substantial Completion, submit to the Agent, with a copy for each Lender, the proposed operating budget of the Partnership for the next succeeding year. Such proposed operating budget shall be substantially in the form of Exhibit B (with any deviations from such form indicated by the Partnership) (the "Partnership Operating Budget") and shall include, in each case, on a cash basis a budget for such operating year specifying on a monthly basis for such operating year the principal items of (x) revenue anticipated to be received in respect of the Facility, including, without limitation, the estimated energy and steam sales, rates and revenues pursuant to the Steam Supply Agreement and the estimated power sales, rates and revenues pursuant to the Power Purchase Agreement and (y) costs and expenses anticipated to be incurred in connection with the operation, maintenance and administration of the Facility, including, without limitation, taxes, premiums for insurance policies required to be maintained pursuant to this Agreement and any fees and expenses payable to Agent or any Lender pursuant to the Loan Documents, together with a manpower forecast and periodic inspection, maintenance and repair schedule and any other items necessary to calculate "Operating Income" in the proposed Partnership Operating Budget and
(z) a revised estimate (and related schedule) of costs to be incurred by the Partnership in respect of major maintenance items during the next six year period. Such proposed Partnership Operating Budget shall be accompanied by (A) a forecasted Partnership Operating Budget for the next succeeding operating year specifying, in the same format, on an annual basis the items described in clauses (x), (y) and (z) above for each such operating year, (B) a discussion of any significant changes from the approved Partnership Operating Budget for the previous year, (C) a discussion of any anticipated changes to the terms and conditions, coverages, policies or carriers of the insurance described in
Section 7.5, (D) a discussion of whether the funding of the Maintenance Reserve Account then contemplated by the Amended and Restated Security Deposit Agreement will be sufficient to pay costs of all forecasted major maintenance items and, if not, a proposed schedule of increases in such funding, and (E) a discussion of any contemplated changes to agreements or elections

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         covering the supply and transmission of fuel to the Facility and the other Assigned Contracts;

             (ii) such Partnership Operating Budget shall be subject to the written approval of the Required Lenders (which approval shall not be unreasonably withheld or delayed). In the event the Required Lenders disapprove the proposed Partnership Operating Budget the Agent shall indicate objections thereto in writing to the Partnership and the Partnership shall revise the proposed Partnership Operating Budget to reflect the revisions proposed by the Required Lenders or, if the Partnership disagrees with the Required Lenders' objections, the item(s) in dispute shall be submitted to, and resolved by, a mutually agreeable independent engineering firm of national standing;

             (iii) if, for any reason, the Partnership Operating Budget shall not have been approved by the Required Lenders on or prior to the commencement of the applicable operating year, the Partnership Operating Budget for the prior operating year shall remain in effect, with such adjustments thereto as shall be required in respect of (x) any increase in fuel prices, (y) all contractual payment requirements then binding on the Partnership, and (z) an increase of 5% of all Project Expenses other than as provided under the foregoing clauses (x) and (y). Upon any subsequent approval of the proposed Partnership Operating Budget, such Partnership Operating Budget shall become effective for such operating year; and

             (iv) during the operating year, the Partnership shall promptly advise the Agent of any circumstance that, in the reasonable judgment of the Partnership, makes necessary or advisable any revision to the effective Partnership Operating Budget (including, without limitation, any allocation of savings in one item of the Partnership Operating Budget to other items thereof) and shall promptly furnish to the Agent, with copies to the Lenders, all information reasonably requested by the Agent or any Lender in connection with its review of the proposed revision. The Agent shall approve or disapprove such proposed revision in accordance with the procedures outlined in paragraph (ii) above. No such revision to the Partnership Operating Budget may be made without such required approval; provided, however, that the Partnership may allocate savings in one such item to other items in the Partnership Operating Budget up to ten percent (10%) of the item from which the allocation is made; and provided, further, that no item in the Partnership Operating Budget may be increased as a result of the

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         allocation of savings by an amount greater than ten percent (10%) of the original amount of such item. During the existence of any emergency or event of force majeure affecting the Facility, the Partnership may in good faith take such actions as may be reasonably required by such emergency or event of force majeure; provided, that the Partnership shall promptly notify the Agent of such actions and any effect such actions may have had on the amounts allocated in the Partnership Operating Budget and shall promptly consider in good faith any further reallocations in the Partnership Operating Budget which may be recommended in writing by the Agent;

         (i) in the case of North Country:

             (i) on or prior to November 1 of each year commencing after the date of Substantial Completion, submit to the Agent, with a copy for each Lender, proposed operating budget of North Country for the next succeeding year. Such proposed operating budget shall be substantially in the form of Exhibit C (with any deviations from such form indicated by North Country) (the "North Country Operating Budget") and shall include, in each case, on a cash basis a budget for such operating year specifying on a monthly basis for such operating year the principal items of (x) revenue anticipated to be received in respect of the North Country Project, including, without limitation, the estimated gas sales, rates and revenues pursuant to the North Country Gas Agreements and (y) costs and expenses anticipated to be incurred in connection with the operation, maintenance and administration of the North Country Project, including, without limitation, taxes, premiums for insurance policies required to be maintained pursuant to this Agreement and any fees and expenses payable to the Agent or any Lender pursuant to the Loan Documents, together with a manpower forecast and periodic inspection, maintenance and repair schedule and any other items necessary to calculate "Operating Income" in the proposed North Country Operating Budget and (z) a revised estimate (and related schedule) of costs to be incurred by North Country in respect of major maintenance times during the next six year period. Such proposed North Country Operating Budget shall be accompanied by (A) a forecasted North Country Operating Budget for the next succeeding operating year specifying, in the same format, on an annual basis the items described in clauses (x),
         (y) and (z) above for each such operating year, (B) a discussion of any significant changes from the approved North Country Operating Budget for the previous year, (C) a discussion of any anticipated

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         changes to the terms and conditions, coverages, policies or carriers of the insurance described in Section 7.6 and (D) a discussion of the costs of maintaining the Pipeline;

             (ii) such North Country Operating Budget shall be subject to the written approval of the Required Lenders (which approval shall not be unreasonably withheld or delayed). In the event the Required Lenders disapprove the proposed North Country Operating Budget, the Agent shall indicate objections thereto in writing to North Country. North Country shall revise the proposed North Country Operating Budget to reflect the revisions proposed by the Required Lenders or, if North Country disagrees with the Required Lenders' objections, the item(s) in dispute shall be submitted to, and resolved by, a mutually agreeable independent engineering firm of national standing;

             (iii) if, for any reason, the North Country Operating Budget shall not have been approved by the Required Lenders on or prior to the commencement of the applicable operating year, the North Country Operating Budget for the prior operating year shall remain in effect, with such adjustments thereto as shall be required in respect of (x) all contractual payment requirements then binding on North Country, and
         (y) an increase of 5% of all North Country Project Expenses other than as provided under the foregoing clause (x). Upon any subsequent approval of the proposed North Country Operating Budget, such North Country Operating Budget shall become effective for such operating year; and

             (iv) during the operating year, North Country shall promptly advise the Agent of any circumstance that, in the reasonable judgment of North Country, makes necessary or advisable any revision to the effective North Country Operating Budget (including, without limitation, any allocation of savings in one item of the North Country Operating Budget to other items thereof) and shall promptly furnish to the Agent, with copies to the Lenders, all information reasonably requested by the Agent or any Lender in connection with its review of the proposed revision. The Agent shall approve or disapprove such proposed revision in accordance with the procedures outlined in paragraph (ii) above. No such revision to the North Country Operating Budget may be made without such required approval; provided, however, that North Country may allocate savings in one such item to other items in the North Country Operating Budget up to ten percent (10%) of the item from which the allocation is made; and

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         provided, further, that no item in the North Country Operating Budget may be increased as a result of the allocation of savings by an amount greater than ten percent (10%) of the original amount of such item. During the existence of any emergency or event of force majeure affecting the North Country Project, North Country may in good faith take such actions as may be reasonably required by such emergency or event of force majeure; provided, that North Country shall promptly notify the Agent of such actions and any effect such actions may have had on the amounts allocated in the North Country Operating Budget and shall promptly consider in good faith any further reallocations in the North Country Operating Budget which may be recommended in writing by the Agent;

         (j) no later than the 10th Business Day of each month, an operating report providing the information set forth on Schedule 9; and

         (k) promptly, such additional financial and other information with respect to the Reporting Participants or the Project or the North Country Project, as the case may be, as the Required Lenders may from time to time reasonably request.

         7.11 Taxes. Pay and discharge all taxes (or payments in lieu of taxes under the Pilot Agreements), assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property (including payments under the respective Pilot Agreements) prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon the property of the Partnership or North Country, provided, that, if no Event of Default shall have occurred and be continuing, and if an Event of Default shall have occurred and be continuing with the prior written consent of the Required Lenders, the Partnership or North Country, as the case may be, may contest in good faith the validity or amount of any such tax, assessment, charge, levy or claim by proper proceedings timely instituted, and may permit the taxes, assessments, charges, levies or claims so contested to remain unpaid during the period of such contest if: (a) the Partnership or North Country, as the case may be, diligently prosecutes such contest, (b) the Partnership or North Country, as the case may be, sets aside on its books adequate reserves with respect to the contested items, (c) during the period of such contest the enforcement of any contested item is effectively stayed, and (d) the outcome of which, if adversely determined, could not reasonably be expected to have a Material Adverse Effect. Promptly pay or cause to be paid any valid, final judgment enforcing any such tax, assessment, charge, levy or claim and cause the same to be satisfied of record.

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         7.12 Maintenance of Property. (a) In the case of the Partnership, at its expense, keep the Facility in good working order and condition and make all repairs, replacements and renewals with respect thereto and additions and betterments thereto which are necessary for the Facility to operate in compliance with the terms of the Basic Documents (except where any failure could not, in the determination of the Required Lenders, reasonably be expected to have a Material Adverse Effect), and in compliance with all Applicable Laws affecting the Project (except where any failure could not, in the determination of the Required Lenders, reasonably be expected to have a Material Adverse Effect), and to ensure enforceability of remedies under insurance policies.

         (b) In the case of North Country, at its expense, keep the Pipeline in good working order and condition and make all repairs, replacements and renewals with respect thereto and additions and betterments thereto which are necessary for the Pipeline to operate in compliance with the terms of the Basic Documents (expect where any failure could not, in the determination of the Required Lenders, reasonably be expected to have a Material Adverse Effect), and in compliance with all Applicable Laws affecting the North Country Project (except where any failure could not, in the determination of the Required Lenders, reasonably be expected to have a Material Adverse Effect), and to ensure enforceability of remedies under insurance policies.

         7.13 Notices. Promptly (with respect to the North Country Project, in the case of North Country, and with respect to the Project, in the case of the Partnership) (and, in any event, within five days) upon obtaining knowledge of any of the following, give notice to the Agent:

         (a) of the occurrence of any Default or Event of Default;

         (b) of any default or event of default under any Assigned Contract;

         (c) of any litigation, investigation or proceeding which may exist at any time between the Partnership or North Country and any Governmental Authority, including, without limitation, any litigation, investigation or proceeding to revoke or modify the FERC Order or any other license or Governmental Approval required for the ownership or operation of the Project or the North Country Project, as the case may be;

         (d) of any litigation or proceeding affecting the Partnership or North Country in which the amount involved is $100,000 or more or in which injunctive or similar relief is sought;

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         (e) of the following events, as soon as possible and in any event within 30 days after the Partnership or North Country knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, or (ii) the institution of proceedings or the taking or expected taking of any other action by PBGC; the Partnership or North Country to terminate, withdraw, or partially withdraw from any Plan, or (iii) the reorganization or insolvency of any Multiemployer Plan, and, in addition to such notice, deliver to the Agent whichever of the following may be applicable: (A) a certificate of a Responsible Officer of the Partnership or North Country, as the case may be, setting forth details as to such Reportable Event and the action that the Partnership or North Country, as the case may be, proposes to take with respect thereto, together with a copy of any notice of such Reportable Event that may be required to be filed with PBGC, or (B) any notice delivered by PBGC evidencing its intent to institute such proceedings or any notice to PBGC that such Plan is to be terminated, or (C) any notice of the reorganization or insolvency of a Multiemployer Plan received by the Partnership or North Country;

         (f) of any Material Adverse Effect or any event which could reasonably be expected to result in a Material Adverse Effect;

         (g) of any loss or damage to the Project or the North Country Project, as the case may be, or the Collateral in excess of $100,000;

         (h) of any material delays for any reason in construction of the Project or the North Country Project, as the case may be, and of any unscheduled shutdown or material reduction in operation, in each case for a period in excess of 24 hours;

         (i) of any event or condition which would change any matter represented to in Section 5.5, 5.26 (in the case of the Partnership), 5.27 (in the case of North Country) or 5.28;

         (j) of the execution and delivery of any Additional Contract;

         (k) of any event constituting force majeure under any of the Basic Documents or any claim by any party to any Basic Document alleging that a force majeure event thereunder has occurred;

         (l) of any litigation, investigation or proceeding affecting any Project Participant other than the Partnership

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     or North Country which if adversely determined could reasonably be expected to have a Material Adverse Effect;

         (m) of any litigation or proceeding relating to environmental matters concerning the Partnership, the Project or North Country or the North Country Project (including receipt by Partnership or North Country of any notice of any proceeding involving a Relevant Environmental Law or any discharge of Hazardous Materials);

         (n) of any assertion by any Governmental Authority or any written assertion by any other Person that the work on the Project or the North Country Project does not comply with any Applicable Law;

         (o) of any material delays for any reason in the delivery of materials or equipment to be supplied under the Construction Contract;

         (p) of any stop-work order;

         (q) of any actual, proposed or threatened cessation or suspension in the work at the Project or the North Country Project for any reason by the Contractor for a period in excess of 48 hours; and

         (r) of any Change Order or requested or required change in the Plans and Specifications.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Partnership or North Country, as the case may be, setting forth details of the occurrence referred to therein and stating what action the Partnership or North Country, as the case may be, proposes to take with respect thereto and, with respect to a notice given pursuant to clause (j), shall be accompanied by a copy of the Additional Contract. For all purposes of clause (e) of this Section, the Partnership and North Country shall be deemed to have all knowledge or knowledge of all facts attributable to the administrator of such Plan.

         7.14 Assignments of Additional Contracts and Rights; Maintenance of Liens of the Collateral Security Documents; Future Mortgages. The Partnership shall:

         (a) within 30 Business Days after the execution and delivery of any Additional Contract, execute and deliver to the Agent an assignment, in form and substance satisfactory to the Agent, with respect to such Additional Contract and (unless the Agent shall have agreed, after receipt of a written request from the Partnership, that no such consent is required) cause the other party or parties to such Additional Contract, to execute and deliver to the Agent a

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     consent with respect to such assignment and, if requested by the Agent, an opinion, in form and substance acceptable to the Agent, of counsel to each party thereto in respect of the validity and enforceability of such Additional Contract;

         (b) promptly upon the request of the Agent, and at the Partnership's expense, execute and deliver, or cause the execution and delivery of, and thereafter register, file or record in each appropriate governmental office, any document or instrument supplemental to or confirmatory of the Collateral Security Documents or otherwise deemed by the Agent to be necessary or desirable for the creation or perfection of the liens and security interests purported to be created by the Collateral Security Documents or to protect the Borrowers' title in and to any of the Collateral; and

         (c) if the Borrowers shall at any time acquire any real property or leasehold or other interests therein not covered by the Mortgages, within 15 Business Days after such acquisition (or on the first Borrowing Date, if such acquisition occurred prior thereto) execute, deliver and record supplements to the Mortgages, reasonably satisfactory in form and substance to the Agent, subjecting such real property or leasehold or other interests to the lien and security interest created by the Mortgages.

         7.15 Employee Plans. For each Plan adopted by the Partnership or North Country, as the case may be, (a) use its best efforts to seek and receive determination letters from the Internal Revenue Service to the effect that such Plan is qualified within the meaning of Section 401(a) of the Code; and (b) from and after the date of adoption of any Plan, cause such Plan to be qualified within the meaning of Section 401(a) of the Code and to be administered in all material respects in accordance with the requirements of ERISA and Section 401(a) of the Code.

         7.16 Management Letters. Promptly deliver to the Agent a copy of each report delivered to the Partnership or North Country, as the case may be, by its independent public accountants in connection with any annual or interim audit of its books, including, without limitation, any letters or reports addressed to the Partnership or any of its officers relating to internal controls, adequacy of records or the like.

         7.17 Easements. Submit to the Agent for the Agent's approval, which shall not be unreasonably withheld, copies of all prospective easements, licenses, restrictive covenants or other similar agreements affecting the Site or the Pipeline Properties, as the case may be (including all reciprocal easement agreements with parties interested in the Site or with parties interested in

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adjacent property), prior to their execution, together with a drawing or survey showing the location thereof.

         7.18 Storage. Cause all materials owned or controlled by or for the account of the Borrowers and supplied for, or intended to be utilized in, the construction, operation or maintenance of the Project or the North Country Project, as the case may be, but not affixed to or incorporated into the Project or the North Country Project, as the case may be, to be suitably stored in accordance with all Relevant Environmental Laws with adequate safeguards to prevent loss, theft, damage or commingling with other materials.

         7.19 Hazardous Materials. (a) Provide such information as is reasonably requested by the Agent about all Hazardous Materials and the storage, handling or disposal thereof which may exist at the Site or the Pipeline Properties, as the case may be, and which are involved in the Project or the North Country Project, as the case may be.

         (b) Retain only those third-party independent contractors who are properly licensed by each applicable Governmental Authority and any other applicable licensing authority to provide the services they are retained to perform.

         (c) Comply with all Relevant Environmental Laws in connection with the generation, management, handling, labeling, containing, treatment, storage, transportation, or disposal of or reporting or notification in connection with Hazardous Materials at the Site or the Pipeline Properties, as the case may be, or which are used in connection with the Project or the North Country Project, as the case may be, including without limitation, proper and complete preparation of any required manifests, maintenance of material safety data sheets, preparation of a hazardous materials business plan if required by Relevant Environmental Law, and maintenance of safe working conditions. Establish a regular schedule for transfer of all Hazardous Materials off the Site or the Pipeline Properties, as the case may be, as soon as practicable after its generation and, in any event, each of the Partnership and North Country shall not allow any Hazardous Material to be maintained at the Site or the Pipeline Properties, as the case may be, for a period exceeding that permitted by any Relevant Environmental Law. Monitor the disposition of all Hazardous Material from the Project or the North Country Project, as the case may be, by contractors engaged by or on behalf of the Partnership and North Country in connection with the storage, transportation and disposal thereof.

         (d) Defend, indemnify and hold harmless the Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or

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otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Relevant Environmental Laws applicable to the operations of the Partnership, the Project or the Site or North Country, the North Country Project or the Pipeline Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, environmental audits, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. This indemnity shall continue in full force and effect regardless of the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

         7.20 Swap Agreement. On or prior to the Second Capital Contribution Date, enter into the Second Swap Agreement in substantially the form of Exhibit D.

         7.21 Substitute Steam Host. If, at any time, the Required Lenders shall determine, in their reasonable judgment, that (i) the Steam Host will cease for any reason to purchase steam from the Facility in sufficient quantities so as to maintain the Facility's status as a Qualifying Facility and the Partnership shall not have undertaken an alternative to the sale of the thermal output of the Facility to the Steam Host, which the Required Lenders shall have determined, in their reasonable judgment, to be a viable and not economically disadvantageous means to preserve the Facility's status as a Qualifying Facility and (ii) such failure to purchase steam will occur at any time during which the Letter of Credit Commitment is in effect, any Note or Letter of Credit remains outstanding and unpaid, any Surety Bond Arrangements remain in effect, any Obligations are owing to the Agent or any Lender or any Surety Bond Arrangements Reimbursement Obligations are owing to the Surety Bond Issuer under the Loan Documents, provide to the Agent, as soon as possible but in any event within 60 days after receipt by the Partnership of written notice from the Agent to such effect, an Alternative Steam Plan, and shall cause the substitute facility and the permits relating thereto described in such Alternative Steam Plan to be developed, constructed, implemented and obtained within fifteen (15) days of the milestones specified as "critical path milestones" in the timetable described in clause (x) of the definition of Alternative Steam Plan in Appendix A, and shall cause such substitute facility to be constructed and completed and become operational in compliance with Applicable Law and the Alternative Steam Plan by no later than the date one year after the written notice from the Agent referred to above or, if the FERC shall have granted an exemption from the requirement that the Facility be a Qualifying Facility, such longer period not later than the date of the expiration of such exemption, so long

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as during such period NYSEG shall have taken no action to terminate the Power
Purchase Agreement.

         7.22 Deposits to Reserve Accounts. (a) On each Monthly Transfer Date (as defined in the Amended and Restated Security Deposit Agreement) in the case of the Partnership, provide for the deposit of the Major Maintenance Required Contribution into the Major Maintenance Reserve Account.

         (b) On each Distribution Date, until the sum of (i) the amount on deposit in the Base Reserve Debt Account and (ii) the amount available to be drawn under the Base Reserve Letter of Credit, if any, shall be equal to or greater than the Base Reserve Amount, there shall be deposited in the Base Reserve Debt Account an amount equal to 23.7% of the Distributable Cash otherwise distributable to each Other Partner on such Distribution Date in accordance with the Amended and Restated Partnership Agreement and the Amended and Restated Security Deposit Agreement. In the event of any (i) withdrawal from the Base Reserve Debt Account (other than withdrawals of income or gain in excess of the Base Reserve Amount) or (ii) drawing under the Base Reserve Letter of Credit, on each Distribution Date, until the Base Reserve Debt Account shall have been replenished by the amount of such withdrawal or the stated amount of the Base Reserve Letter of Credit shall have been reinstated by the amount of such drawing, as the case may be, there shall be deposited in the Base Reserve Debt Account an amount equal to 100% of the Distributable Cash distributable to each Partner on such Distribution Date in accordance with the Amended and Restated Partnership Agreement and the Amended and Restated Security Deposit Agreement.

         (c) In the event that the Debt Service Coverage Ratio for any Measurement Period shall be less than 1.20 to 1.00, 100% of the Distributable Cash otherwise distributable to each Partner in accordance with the Amended and Restated Partnership Agreement and the Amended and Restated Security Deposit Agreement in respect of each of the three Distribution Dates immediately after the end of such Measurement Period shall not be distributed to such Partner on such Distribution Dates but shall instead be transferred to and retained in the Senior Debt Service Coverage Account and applied in the manner set forth in the Amended and Restated Security Deposit Agreement.

         (d) Commencing with the first Distribution Date occurring on or after the date twelve years after the Date of Commercial Operation and until the amount on deposit in the Project Letters of Credit Reserve Account is equal to or greater than the Project Letters of Credit Required Balance as of such Distribution Date, the amount of Distributable Cash to be distributed to each Other Partner pursuant to Section 4.3(b) of the Amended and Restated Partnership Agreement in respect of such Distribution Date that corresponds to each such Other Partner's

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allocable share of the Project Letters of Credit Required Contribution
(determined by multiplying the Project Letters of Credit Required Contribution by the percentage interest of each Other Partner in such Distributable Cash) shall not be distributed to each such Other Partner on such Distribution Date but shall instead be transferred to and retained in the Project Letters of Credit Reserve Account and applied as provided in the Amended and Restated Security Deposit Agreement.

         (e) During the period from the including the date of occurrence of a Steam Host Event to but excluding the date on which the Agent shall have delivered the written notice to the Security Agent described in Section 4.15(a) of the Amended and Restated Security Deposit Agreement, 100% of the Distributable Cash otherwise distributable to each Partner in accordance with the Amended and Restated Partnership Agreement and the Amended and Restated Security Deposit Agreement in respect of each Distribution Date following the occurrence of such Steam Host Event shall not be distributed to such Partner on such Distribution Date but shall instead be transferred to and retained in the Steam Reserve Account and applied in the manner set forth in the Amended and Restated Security Deposit Agreement.

         7.23 Notices under Gas Arrangements. In the case of the Partnership, no later than November 1, 1994, in conjunction with the Gas Supplier, if necessary provide any notice required by the Gas Transportation Agreement to ensure the transportation of natural gas to the Facility for a period commencing on the Date of Commercial Operation and extending at least through the fifteenth anniversary of the Date of Commercial Operation.

         7.24 Reimbursement of Surety Bond Arranger. Upon receipt of any capital contribution from SECI pursuant to (i) Section 2.5 of the SECI Term Loan Agreement or (ii) Section 8.6 of the Partnership Agreement, apply such capital contribution to reimburse the Surety Bond Arranger pursuant to Section 3.18 or deposit such capital contribution into the Cash Collateral Account under the Surety Bond Arrangements Cash Collateral Agreement pursuant to Section 5(b) of such Agreement.

         7.25 Air Permit. (a) The Partnership will, within four weeks prior to the date of expiration of the Construction Permit, either (i) obtain an Operating Permit with which it can comply or obtain modifications to the Construction Permit satisfactory to the Independent Engineer or (ii) commence the implementation of such mechanical or technical alterations to the Facility which, in the reasonable judgment of the Independent Engineer, are necessary for the Partnership to obtain such an Operating Permit prior to the expiration of the Construction Permit.

         (b) For purposes hereof, "Construction Permit" means the permit listed as item II.8. on Part A of Schedule 3 hereto,

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as the same may be modified or extended from time to time, and "Operating
Permit" means the permit listed as item II.2. on Part B of Schedule 3 hereto. The provisions of this Section 7.25 are not intended to limit any other obligations of the Partnership contained in this Agreement.

         7.26 Grant of Easement to NYSEG. As soon as practicable following the Second Capital Contribution Date, but in any event by not later than October 20, 1994, the Borrowers shall submit to NYSEG a form of easement required to be provided under Section 21(e) of the NYSEG Mortgage and shall diligently proceed to cause such easement to become effective as NYSEG may require in accordance with the NYSEG Mortgage.


         SECTION 8 NEGATIVE COVENANTS

         The Partnership agrees that, so long as the Letter of Credit Commitment remains in effect, any Note or any Letter of Credit remains outstanding and unpaid, any Surety Bond Arrangements remain in effect, any Obligations are owing to the Agent or any Lender hereunder or under the Collateral Security Documents or any obligations in respect of the Surety Bond Arrangements Reimbursement Obligations or the Surety Bond are owing to the Surety Bond Arranger, the Partnership shall not, and shall not permit North Country (as to itself or with respect to the North Country Project only) to:

         8.1 Merger, Sale of Assets, Purchases, Etc. Merge into or consolidate with any other Person, change its form of organization or its business, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or sell, lease, transfer or otherwise dispose of any assets other than (i) in the case of the Partnership, sales of electric power or thermal energy pursuant to the Power Purchase Agreement or the Steam Supply Agreement, (ii) sales of those assets disposed of in the ordinary course of business in accordance with the then current Operating Budget and not in excess of $250,000 in the aggregate in any year and (iii) the sale of the Transmission Line (other than the High Voltage Interconnection System between the Facility and the Saranac Synchronizing Switchyard) to NYSEG pursuant to the Power Purchase Agreement and of the Back-up Boiler to the Steam Host pursuant to the Steam Supply Agreement. Purchase or acquire any assets other than (x) the purchase of assets in connection with the completion of the Project or the North Country Project, as the case may be, and provided for in the then current Construction Budget, or, if different from the Construction Budget, the Completion Budget, (y) the purchase of assets in the ordinary course of business reasonably required in connection with the operation and maintenance of the Project as set forth in the Partnership Operating Budget or the North Country Operating Budget, as the case may be, and (z) Partnership Permitted

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Investments or North Country Permitted Investments, as the case may be.

         8.2 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

         (a) Indebtedness arising under the Basic Documents, provided, that any Refinancing Loans or Subordinated Refinancing Loans incurred by the Partnership pursuant to Section 10(a) of the Capital Contribution Agreement to refinance only a portion (but not all) of the Term Loans held by the Lenders (other than GE Capital) shall not be permitted Indebtedness under this Section 8.2 unless the terms of such Loans (other than those terms set forth in the proviso clause to such Section 10(a)) shall have been approved in writing by the Required Lenders (which approval shall not be unreasonably withheld);

         (b) Partnership Permitted Indebtedness, provided, that any Indebtedness described in clause (e) of the definition of Partnership Permitted Indebtedness in Appendix A shall not be permitted Indebtedness under this
     Section 8.2 unless (i) such Indebtedness is incurred on the terms set forth in the second and third sentences of Section 10.10(a) (ii) of the Amended and Restated Partnership Agreement, and is otherwise subordinated to the Term Loans pursuant to terms which are reasonably satisfactory to the Required Lenders and (ii) the Person to whom such Indebtedness is owed and the Lenders shall have entered into an intercreditor agreement governing their respective rights to the Collateral which is reasonably satisfactory in form and substance to the Required Lenders;

         (c) Indebtedness (other than Indebtedness for borrowed money) in connection with Loan Agreement Permitted Liens described in clause (ii) of the definition thereof; provided, that such Indebtedness was not incurred by the Partnership or North Country, as the case may be, after the occurrence and during the continuance of a Default or an Event of Default; and

         (d) other Indebtedness incurred with the prior written consent of the Required Lenders.

         8.3 Distributions, Etc. (a) In the case of the Partnership, without the prior written consent of the Required Lenders, make any distributions to the Partners or to any other Person in respect of any partnership interest in the Partnership or any payments of management fees to any Partner, whether in cash or other property, or redeem, purchase or otherwise acquire any interest of any Partner in the Partnership, or permit any Partner to withdraw any capital from the Partnership, excluding, however, unless a Default or Event of Default shall have occurred

                          Amendment and Restatement
                               of Loan Agreement

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                                                                              77

and be continuing, distributions to Partners permitted by the provisions of the Amended and Restated Partnership Agreement and the Amended and Restated Security Deposit Agreement.

         (b) In the case of North Country, without the prior written consent of the Required Lenders, make any distributions to its shareholders or to any other Person in respect of any capital stock of North Country, whether in cash or other property, or redeem, purchase or otherwise acquire any capital stock of North Country excluding, however, distributions to the Partnership of (A) dividends to the Partnership or (B) payments under the Pipeline Construction Contract or any intercompany debt, so long as such dividends or payments are deposited in the Revenue Account.

         8.4 Liens. Create or suffer to exist any Lien on any of its properties or assets securing any Indebtedness or other obligation of the Partnership or North Country or any other Person, other than Loan Agreement Permitted Liens. Notwithstanding the foregoing, the Partnership shall protect and defend its interests in, and the Agent's Liens on, the Collateral, and shall protect and defend its interests in, and the Surety Bond Arranger's Liens on, the Surety Bond Arrangements Collateral; provided, that the Partnership will pay or cause to be paid promptly any valid, final and non-appealable judgment enforcing any lien, cause the Lien relating thereto to be removed and otherwise cause such lien to be satisfied of record.

         8.5 Nature of Business. Engage in any business other than the development, construction and operation of the Project or the North Country Project, as the case may be.

         8.6 Amendment of Contracts, Etc. Without the prior written consent of the Required Lenders, agree to or permit (a) the cancellation, suspension or termination of any Basic Document (except upon the expiration of the stated term thereof) or (b) the assignment of the rights or obligations of any party to any Basic Document except (i) as contemplated by this Agreement or the Collateral Security Documents or (ii) as permitted without the consent of the Partnership or North Country by the terms of such Basic Document. Except as permitted pursuant to Section 8.18, without the prior written consent of the Required Lenders, agree to or permit any amendment, supplement, or modification of, or waiver with respect to any of the provisions of (i) any Basic Document, (ii) the Plans and Specifications, (iii) the Partnership Operating Budget (in the case of the Partnership) or (iv) the North Country Operating Budget (in the case of North Country). Except as otherwise permitted by the Performance and Payment Bond, amend, supplement, modify or waive any provision of the Construction Contract without the prior consent of the issuer of the Performance and Payment Bond.

                          Amendment and Restatement
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

         8.7 Investments. Make any investments (whether by purchase of stock, bonds, notes or other securities, loan, advance or otherwise) other than Permitted Investments, intercompany advances made by the Partnership to North Country contemplated by clause (f) of the definition of "Partnership Permitted Indebtedness" in Appendix A and investments of the collateral subject to the Surety Bond Arrangements Cash Collateral Agreement in accordance with the terms thereof.

         8.8 Qualifying Facility. In the case of the Partnership, take any action, or omit to take any action, or permit any other Person to take any action or omit to take any action, which could cause the Facility to cease to be a Qualifying Facility, or cause or permit the Facility to use a primary fuel source other than natural gas.

         8.9 Leases. Enter into, or be or become liable under, any agreement for the lease, hire or use of any real property or of any personal property provided for in the Partnership Operating Budget or the North Country Operating Budget, as the case may be, except for the Installment Sale Agreements and leases of personal property provided for in the Partnership Operating Budget or the North Country Operating Budget, as the case may be, which are not Capital Leases, or which are not provided for in the Partnership Operating Budget or the North Country Operating Budget, as the case may be, and are not Capital Leases and the aggregate annual rental under which shall not exceed $50,000 in any fiscal year of the Partnership.

         8.10 Change of Office. Change the location of its chief executive office or principal place of business or the office where it keeps its records concerning the Project or the North Country Project, as the case may be, and all contracts relating thereto from that existing on the date of this Agreement and specified in Section 5.19, unless the Partnership or North Country, as the case may be, shall have given the Agent at least 30 days' prior written notice thereof and all action requested by the Agent necessary or advisable in the Agent's opinion to protect and perfect the liens and security interests with respect to the right, title, estate and interest of the Partnership in and to the Collateral created by the Collateral Security Documents to which the Partnership is a party shall have been taken.

         8.11 Change of Name. Change its name except on 60 days' prior written notice to the Agent.

         8.12 Compliance with ERISA. (a) Terminate any Single Employer Plan so as to result in any material liability to PBGC, (b) engage in or permit any Affiliate to engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan which would subject the Partnership or North Country, as the case may be, to any

                          Amendment and Restatement
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
material tax, penalty or other liability, (c) incur or suffer to exist any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, involving any Plan subject to Section 412 of the Code or
Part 3 of Title I(b) of ERISA, (d) allow or permit to exist any event (including a Reportable Event) or condition which represents a material risk of incurring a material liability to PBGC, or (e) permit the present value of all benefits vested under all Single Employer Plans subject to Title IV of ERISA, based on those assumptions used to fund the Plans, as of any valuation date with respect to such Plans to exceed the value of the assets of the Plans allocable to such benefits.

         8.13 Transactions with Affiliates and Others. Directly or indirectly, purchase, acquire, exchange or lease any property from, or sell, transfer or lease any property to, or borrow any money from, or enter into any management or similar fee arrangement with, any Affiliate of the Partnership or North Country or any officer, director or employee of the Partnership or North Country except for (a) the transactions contemplated by the Basic Documents and (b) transactions in the ordinary course of business and upon fair and reasonable terms no less favorable than the Partnership or North Country could obtain, or could become entitled to, in the arm's length transaction with a Person which is not an Affiliate of the Partnership or North Country; provided, that no payments (other than (i) payments of O&M Costs (as defined in the Operation Agreement) to the Operator, (ii) payments by North Country to the Partnership under the Pipeline Construction Contract or any intercompany debt and (iii) payments permitted in any Additional Contract (and the related Consent to Assignment thereof) to which an Affiliate of the Partnership or North Country is a party) shall be made to any of the Partnership's or North Country's Affiliates so long as an Event of Default has occurred and is continuing.

         8.14 Acceptance of Facility. In the case of the Partnership, without the prior written consent of the Agent, accept Final Performance Acceptance or the Notice of Final Completion (each as defined in the Construction Contract).

         8.15 Payment of Certified Construction Costs. In the case of the Partnership, pay any Certified Construction Cost or expense or any amount otherwise due to the Contract or any other Person based on any cost or expense or any percentage thereof except such Certified Construction Costs as are set forth in the final Cost Certificate duly signed by the Partnership, verified by the Independent Engineer and accompanied by invoices and other supporting documentation as the Agent may deem necessary to properly document such Certified Construction Costs.

         8.16 Approval of Additional Contracts. Without the consent of the Required Lenders, enter into any Additional Contract requiring payments by the Partnership or North Country

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                               of Loan Agreement
     in excess of $1,500,000 during the term of such Additional Contract or if the payments under such Additional Contract during the twelve month period commencing with the effectiveness of such Additional contract, when aggregated with the payments by the Partnership or North Country under all other Additional Contracts then in effect during such twelve month period would exceed $250,000, unless such Additional contract is contemplated by the Partnership Operating Budget or North Country Operating Budget most recently approved by the Required Lenders pursuant to Section 7.10.

            8.17 Alteration or Abandonment of the Site or Facility. (i) Alter, remodel, add to, reconstruct, improve or demolish any part of the Project or the North Country Project, as the case may be, or any other Collateral covered by the Collateral Security Documents, except as contemplated by or in accordance with the Plans and Specifications, in any manner that could materially impair the value of the security provided by the Collateral Security Documents, or (ii) abandon the Project or the North Country Project, as the case may be.

            8.18 Change Orders. Execute any revision (of whatever nature or form) of the Construction Contract or any Change Order or change bulletin or other instruments or understandings relating thereto without the Required Lenders' prior written consent, which shall not be unreasonably withheld, in the case of an amendment or modification which would (i) result in costs in excess of $50,000 individually, or $250,OO0 in the aggregate, (ii) impair or reduce the operating capacity, cost efficiency, or reliability of, or materially impair or reduce the value of, the Project, or (iii) violate any Requirement of Law.

            8.19 Capital Expenditures. Directly or indirectly, make or commit to make any expenditure in respect of the purchase or other acquisition (including installment purchases or financing leases) of fixed or capital assets (excluding normal replacements and maintenance which are properly charged to current operations), except for expenditures covered by the Completion Budget, the Partnership Operating Budget or the North Country Operating Budget, as the case may be, or funded by additional capital contributions or Partner Loans to the Partnership.

            8.20 Hazardous materials. (a) Cause or permit the location, production, treatment, storage, transportation, incorporation, discharge, emission, release, deposit or disposal of any Hazardous Material in, upon, under, over or from any part of the Project or the North Country Project, as the case may be, except in full compliance with all Relevant Environmental Laws. The Partnership and North Country acknowledge and agree that neither the Agent nor any Lender shall have any liability or responsibility for either:

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

            (i) damage, loss or injury to human health, the environment or natural resources caused by the presence of Hazardous Materials on any part of the Project (including the Site), or

            (ii) abatement and/or clean-up required under any Environmental
            Law of any Hazardous Materials located at the Project (including the Site) or used by or in connection with the construction, operation or maintenance of the Project (including the Site), whether by virtue of the interest of the Agent in the Project (including the Site), any other part of the Project or the other Collateral or as the result of the enforcement of their rights or remedies hereunder with respect to the Project (including the Site) (including, but not limited to, becoming the owner thereof by foreclosure or conveyance in lieu of foreclosure).

            8.21 Change of Operator. In the case of the Partnership, without the prior written consent of the Required Lenders, appoint or allow the appointment of any operator of the Facility other than the Falcon Power Operating Company.

            SECTION 9 EVENTS OF DEFAULT

            If any of the Events of Default listed below in this Section 9 shall occur and be continuing, the Agent may, and upon the written request of the Required Lenders shall, (i) by notice to the Partnership or North Country, and the IDA, declare the Letter of Credit Commitment to be terminated, whereupon the same shall forthwith terminate; and/or (ii) declare the entire unpaid principal amount of the Loans and the then outstanding Notes, all interest accrued and unpaid thereon, and all other Obligations (including, without limitation, obligations in respect of the Letters of Credit and the Surety Bond Arrangements, although contingent and unmatured) to be forthwith due and payable, whereupon such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by each of the Borrowers; and/or (iii) demand that the Partnership discharge any or all the obligations supported by the Letters of Credit by paying or prepaying any amount due or to become due by the Partnership to the beneficiaries of such Letters of Credit; and/or (iv) demand that the Partnership discharge the Surety Bond by paying or prepaying any amount due or to become due by the Surety Bond Issuer to the beneficiaries of the Surety Bond; and/or (v) foreclose on any or all of the Collateral; and/or (vi) proceed to enforce all other remedies available to it under applicable law. Notwithstanding the foregoing, if an Event of Default referred to in paragraph (g) or (h) below shall occur, automatically and without notice the actions described in clauses (i) and (ii) above shall be deemed to have occurred. All payments under this Section 9 on account of undrawn
       Letters of
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

Credit shall be made by the Partnership directly to a cash collateral account established by the Agent for such purpose for application to the Borrowers' reimbursement obligations as drafts are presented under the Letters of Credit, with the balance, if any, to be applied to the Borrowers' obligations under this Agreement and the Notes as the Agent shall determine with the approval of the Required Lenders. All payments under this Section 9 on account of the Surety Bond Arrangements shall be made by the Partnership directly to a cash collateral account established by the Surety Bond Arranger for such purpose for application to the Partnership's reimbursement obligations as payments are made by the Surety Bond Issuer under the Surety Bond, with the balance, if any, to be applied to the Partnership's obligations to the Surety Bond Arranger under this Agreement as the Surety Bond Arranger shall determine.

         Such Events of Default are the following:

         (a) Any principal on the Loans or any reimbursement obligation in respect of any Letter of Credit or any Surety Bond Arrangements Reimbursement Obligation shall not be paid when due and payable; or any interest on the Loans or any fee or any other amount payable to any Lender or the Letter of Credit Issuer or the Surety Bond Arranger hereunder or under the Notes shall not be paid when due and shall remain unpaid for five or more days; provided, however, that any such failure shall not be a Default or an Event of Default if, and only if, payment of any such amount is required to be made by means of a drawing under the Senior Debt Service Letter of Credit and such failure is caused solely by the failure of the Agent to make a drawing under the Senior Debt service Letter of Credit in accordance with the provisions of section 4.3(a) of the Amended and Restated Security Deposit Agreement; or

         (b) Any representation or warranty made by any Project Participant in any Basic Document to which such Person is a party, or any representation, warranty or statement in any certificate, financial statement or other document furnished to the Agent by or on behalf of the Borrowers or any such Person hereunder, or the Borrowers or SECI under any Basic Document, shall prove to have been false or misleading in any material respect as of the time made or deemed made unless the circumstances that made any such representation false or misleading at the time when made shall no longer be continuing; or the representation contained in Section 5.21 shall cease to be true and correct at any time; or

         (c) (i) The Partnership or North Country shall fail to perform or observe any of its covenants contained in Section 7 (other than Sections 7.1(a), 7.2, 7.5 (in the case of the Partnership), 7.6 (in the case of North Country) 7.11, 7.17, 7.18 and 7.19) and such failure shall continue unremedied or


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
     unwaived for a period of 30 days, or (ii) the Partnership or North Country shall fail to perform or observe any of its covenants in Section 7.8, 7.9 or 7.21 and such failure shall continue unremedied for 15 days, or (iii) any Borrower shall fail to perform or observe any other of its covenants contained in this Agreement or the other Loan Documents (other than the covenants and obligations referred to in paragraph (a) or clause (c)(i) or
     (ii) above); or

          (d) The Partnership shall fail to perform or observe any of its covenants or obligations (other than the covenants and obligations referred to in paragraphs (a), (b) and (c) above) contained in (i) any of the Basic Documents (other than the Installment Sale Agreement, the Power Purchase Agreement, the Steam Supply Agreement and any of the Gas Arrangements) and such failure shall continue unremedied and unwaived until the later of (x) the end of the applicable grace period, if any, contained in the applicable Basic Document, and (y) 30 days after notice thereof by the Agent to the Partnership and (ii) the Installment Sale Agreement, the Power Purchase Agreement, the Steam Supply Agreement and any of the Gas Arrangements and such failure shall continue unremedied or unwaived until the earlier of (x) the end of the applicable grace period, if any, contained in such agreement and (y) 30 days after notice thereof by the Agent to the Partnership; or

          (e) The Partnership or North Country shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Notes), the principal amount of which exceeds $250,000, for a period in excess of the lesser of 30 days or the period of grace, if any, provided in the instrument and agreement under which such Indebtedness was created; or
     (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due prior to its stated maturity or to realize upon any collateral given as security therefor; or

          (f) Any Project Participant (other than the Partnership or North Country) shall fail to perform or observe any of its covenants or obligations contained in any of the Basic Documents for a period in excess of the grace period, if any, provided for in such Basic Documents and which failure could have a Material Adverse Effect or materially adversely affect (i) the ability of any Project Participant to perform its obligations under such Basic

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         Document or any other Basic Document or (ii) the ability of either
         Borrower to perform its obligations under any of the Basic Documents to which it is a party; provided, however, that any such failure by a Project Participant (other than the Operator or NYSEG) shall not be an Event of Default if, during the 30 days immediately following such failure, the Partnership diligently proceeds to enter into an agreement with a substitute Project Participant as set forth below and within 30 days of such failure:

                    (i) a substitute Project Participant shall have entered
               into an agreement with the Partnership in substantially the form of such Basic Document and containing, in the reasonable judgment of the Required Lenders, terms not materially less favorable to the Project than the terms contained in such Basic Document.

                    (ii) in the reasonable judgment of the Required Lenders,
               such substitute Project Participant shall be as financially sound as the replaced Project Participant (and the guarantor, if any, of the obligations of such Project Participant) was on the date of execution of the original Loan Agreement;

                    (iii) the Agent shall have received fully executed
               counterparts of such agreement;

                    (iv) the Agent shall have received a recognition agreement from the Partnership and such substitute Project Participant and an opinion of counsel for such substitute Project Participant, each in form and substance reasonably satisfactory to the Agent; and

                    (v) all Governmental Approvals and other consents and
               approvals required in connection with the execution, delivery and performance of such substitute agreement shall have been duly obtained or made, and shall be in full force and effect (other than any such Governmental Approvals or other consents and approvals which are obtainable in the ordinary course of business and which are not required for either Borrower or such substitute Project Participant to execute or deliver such substitute agreement or to perform its obligations under such substitute agreement which are then required to be performed by it, (including the obligation of the Partnership to operate the Facility as then required pursuant to such substitute agreement and the other Project Contracts));

         whereupon such substitute Project Participant shall be deemed to be a Project Participant hereunder; or

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            (g) Any Project Participant shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding up, or composition or readjustment of debts, (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against such Project Participant in an involuntary case under the Bankruptcy Code, or
            (vii) take any partnership or corporate action for the purpose of effecting any of the foregoing provided, however, that in the case of any Project Participant (other than SECI, the Partnership, NYSEG or the Operator) the events specified in clauses (i) through (vii), above shall not be an Event of Default if, during the 30 days immediately following the occurrence of any such event, the Partnership diligently proceeds to enter into an agreement with a substitute Project Participant as set forth below and within 30 days of such event:

                    (1) a substitute Project Participant shall have entered
               into an agreement with the Partnership in substantially the form of such Basic Document and containing, in the reasonable judgment of the Required Lenders, terms not materially less favorable to the Project than the terms contained in such Basic Document;

                    (2) in the reasonable judgment of the Required Lenders,
               such substitute Project Participant shall be as financially sound as the replaced Project Participant (and the guarantor, if any, of the obligations of such Project Participant) was on the date of execution of the Original Loan Agreement;

                    (3) the Agent shall have received fully executed
               counterparts of such agreement;

                    (4) the Agent shall have received a consent from the
               Partnership and such substitute Project Participant and an opinion of counsel for such substitute Project Participant, each in form and substance reasonably satisfactory to the Agent; and

                    (5) all Governmental Approvals and other consents and
               approvals required in connection with the execution, delivery and performance of such substitute

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                                                                             86

          agreement shall have been duly obtained, or made, and shall be in full force and effect (other than any such Governmental Approvals or other consents and approvals which are obtainable in the ordinary course of business and which are not required for either Borrower or such substitute Project Participant to execute or deliver such substitute agreement or to perform its obligations under such substitute agreement which are then required to be performed by it (including the obligation of the Partnership to operate the Facility as then required pursuant to such substitute agreement and the other Project Contracts));

     whereupon such substitute Project Participant shall be deemed to be a Project Participant hereunder; or

          (h) A proceeding or case shall be commenced without the application or consent of any Project Participant in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution, winding-up, or the composition or readjustment of debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Project Participant under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts or (iii) a warrant of attachment, execution or similar process against all or a substantial part of the assets of such Project Participant, any such proceeding or case shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days, or any order for relief against such Project Participant shall be entered in an involuntary case under the Bankruptcy Code provided, however, that the commencement of a proceeding referred to above in clauses (i) through
     (iii) against a Project Participant (other than SECI, the Partnership, NYSEG or the Operator) shall not be an Event of Default if, during the 90 days immediately following the commencement of a proceeding referred to above in clauses (i) through (iii) the Partnership diligently proceeds to enter into an agreement with a substitute Project Participant as set forth below and within 30 days after the lapse of the 60 day period referred to above;

                    (1) a substitute Project Participant shall have entered into an agreement with the Partnership in substantially the form of such Basic Document and containing, in the reasonable
          Judgment of the Required Lenders, terms not materially less favorable to the Project than the terms contained in such Basic Document;

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                                                                             87

                    (2) in the reasonable judgment of the Required Lenders,
               such substitute Project Participant shall be as financially sound as the replaced Project Participant (and the guarantor, if any, of the obligations of such Project Participant) was on the date of execution of the Original Loan Agreement;

                    (3) the Agent shall have received fully executed
               counterparts of such agreement;

                    (4) the Agent shall have received a consent from the
               Partnership and such substitute Project Participant and an opinion of counsel for such substitute Project Participant, each in form and substance reasonably satisfactory to the Agent; and

                    (5) all Governmental Approvals and other consents and
               approvals required in connection with the execution, delivery and performance of such substitute agreement shall have been duly obtained or made, and shall be in full force and effect (other than any such Governmental Approvals or other consents and approvals which are obtainable in the ordinary course of business and which are not required for either Borrower or such substitute Project Participant to execute or deliver such substitute agreement or to perform its obligations under such substitute agreement which are then required to be performed by it (including the obligation of the Partnership to operate the Facility as then required pursuant to such substitute agreement and the other Project Contracts));


     whereupon such substitute Project Participant shall be deemed to be a Project Participant hereunder; or

          (i) A judgment or judgments for the payment of money in excess of $250,000 shall be rendered against the Partnership, SECI (other than a judgment under the SECI Loan Documents) or North Country and such judgment or judgments shall remain in effect and unstayed and unbonded and unsatisfied for a period of 30 or more consecutive days; or

          (j) (i) Any provision of any Basic Document (other than the provisions referred to in paragraph (k) below) shall at any time for any reason cease to be valid and binding or in full force and effect or any party thereto shall so assert in writing and the effect thereof shall, in the reasonable judgment of the Agent, reasonably be expected to have a Material Adverse Effect; or (ii) any provision of any Basic Document (other than the provisions referred to in paragraph (k) below) shall be declared to be null and void or the validity or enforceability thereof shall be contested by any party thereto or any Governmental Authority and the

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


                                                                             88


         effect thereof shall, in the reasonable judgment of the Agent, reasonably be expected to have a Material Adverse Effect; or (iii) any Project Participant shall deny that it has any further liability or obligation under any Basic Document to which it is a party and in the case of such assertion, contest or denial, the Agent shall have determined that such action could reasonably be expected to have a Material Adverse Effect; provided, however, that any such failure described in clauses (i) through (iii) above by or affecting a Project Participant (other than the Partnership, the Operator or NYSEG) shall not be an Event of Default if, during the 30 days immediately following any such event, the Partnership diligently proceeds to enter into an agreement with a substitute Project Participant as set forth below and within 30 days of such failure:

                    (A) a substitute Project Participant shall have entered
               into an agreement with the Partnership in substantially the form of such Basic Document and containing, in the reasonable judgment of the Required Lenders, terms not materially less favorable to the Project than the terms contained in such Basic Document.

                    (B) in the reasonable judgment of the Required Lenders,
               such substitute Project Participant shall be as financially sound as the replaced Project Participant (and the guarantor, if any, of the obligations of such Project Participant) was on the date of execution of the Original Loan Agreement;

                    (C) the Agent shall have received fully executed
               counterparts of such agreement;

                    (D) the Agent shall have received a recognition agreement
               from the Partnership and such substitute Project Participant and an opinion of counsel for such substitute Project Participant, each in form and substance reasonably satisfactory to the Agent; and

                    (E) all Governmental Approvals and other consents and
               approvals required in connection with the execution, delivery and performance of such substitute agreement shall have been duly obtained or made, and shall be in full force and effect (other than any such Governmental Approvals or other consents and approvals which are obtainable in the ordinary course of business and which are not required for either Borrower or such substitute Project Participant to execute or deliver such substitute agreement or to perform its obligations under such substitute agreement which are then required to be performed by it (including the obligation of the Partnership to operate the Facility as then required


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                                                                             89
                pursuant to such substitute agreement and the other
                Project contracts));

          whereupon such substitute Project Participant shall be deemed to be a Project Participant hereunder; or

               (k) Any Collateral Security Document shall cease, for any reason, to be in full force and effect or any party thereto shall so assert in writing; any Collateral Security Document shall cease to be effective to grant a perfected Lien to the Agent for the ratable benefit of the Lenders, the Letter of Credit Issuer and the Swap Counterparty on the Collateral described therein with the priority purported to be created thereby; or

               (1) SECI shall, other than in accordance with section 13.2 of the Amended and Restated Partnership Agreement, at any time cease to be the managing general partner of the Partnership, or, except as contemplated by the SECI Term Loan Agreement, SECI shall transfer, sell, assign, mortgage, pledge or otherwise dispose of its equity interest in the Partnership without the Required Lenders' prior written consent, provided that, notwithstanding the foregoing, (x) the appointment by the GE Capital Limited Partner of a substitute managing general partner pursuant to Section 13.2(b) of the Amended and Restated Partnership Agreement which is not GE capital or an Affiliate of GE Capital or (y) any transfer (except as collateral security for the SECI Term Loan) by SECI (or any subsequent transferee of such interest) of its general partnership interest in the Partnership to any Person which is not GE Capital or an Affiliate of GE Capital shall require the reasonable consent of the Required Lenders, and such consent shall not be withheld if, in the reasonable opinion of the Required Lenders, such Person is (i) a Person which, individually or on a consolidated basis, has a tangible net worth of at least $50,000,000, (ii) a Person that has not been convicted or pleaded guilty or no contest to any criminal act within the five years immediately preceding such transfer, (iii) a Person that has demonstrated knowledge and experience in managing and operating independent power projects of the type and size of the Facility, (iv) a Person which, individually or as part of a consolidated group, has not commenced any case or other proceeding, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors and (v) a Person that shall not have had any past, pending or threatened lawsuit against any Lender or any Partner (any such Person meeting the criteria set forth in clauses (i) through (v) above being hereinafter referred to as a "Permitted Transferee") (for purposes of this paragraph (1), the term "GE Capital" shall mean General Electric Capital Corporation and its successors); or

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


                                                                             90



               (m) Falcon and its Affiliates shall cease to directly or indirectly own 100% of the voting securities of and economic interests in SECI or Falcon Power Operating Company, except for any transfer to GE Capital (but with respect to Falcon Power Operating Company, only so long as GE Capital is a Lender or a Partner) or to an assignee or designee of GE Capital, provided that any transfer (except as collateral security for the SECI Term Loans) by Falcon (or any subsequent transferee of such interests) of the voting securities and economic interests in SECI or Falcon Power Operating Company to any Person which is not an Affiliate of GE Capital shall require the reasonable consent of the Required Lenders; such consent shall not be withheld if, in the reasonable opinion of the Required Lenders, such assignee or designee shall be a Permitted Transferee (for purposes of this paragraph (m), the term "GE Capital" shall mean General Electric Capital Corporation and its successors); or

               (n) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, or (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA, or (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, or (v) the Partnership, North Country or any Commonly Controlled Entity shall, or is, in the reasonable opinion of the Agent, likely to incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan, or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could subject the Partnership or North Country to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Partnership or North Country; or

               (o) The Facility shall cease to be a Qualifying Facility; or

               (p) An Event of Loss shall have occurred; or

               (q) (i) Any Governmental Approval required to be obtained by the Partnership pursuant to Section 7.8 shall be

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                                                                             91

          revoked, terminated, withdrawn, suspended, modified or withheld or shall cease to be in full force and effect, and the Required Lenders shall have determined that such revocation, termination, withdrawal, suspension, modification, withholding or cessation could reasonably be expected to have a Material Adverse Effect; or (a) any proceeding which could reasonably be expected to have a Material Adverse Effect shall be commenced by or before any Governmental Authority for the purpose of so revoking, terminating, withdrawing, suspending, modifying or withholding any such Governmental Approval and the Required Lenders shall have determined that such proceeding could reasonably be expected to have a Material Adverse Effect and such proceeding shall not have been dismissed or stayed within 180 days, or notice shall be given by such Governmental Authority for such purpose and shall have remained uncontested for 30 days; or

               (r) The Partnership shall abandon the Project or otherwise cease to diligently pursue the construction of the Project for a period longer than 30 consecutive days; or

               (s) The Surety Bond Arrangements Cash Collateral Agreement shall cease, for any reason, to be in full force and effect or the Partnership shall so assert in writing, or the Surety Bond Arrangements cash Collateral Agreement shall cease to be effective to grant a perfected Lien to the Surety Bond Arranger on the Surety Bond Arrangements Collateral with the priority purported to be created thereby; in each case unless either (x) all obligations of the Surety Bond Arranger under the Surety Bond Arrangements shall have been discharged in accordance with the terms hereof or (y) the Surety Bond Arrangements Cash Collateral Agreement shall have been terminated in accordance with the terms thereof.

         Notwithstanding any other provision of this Agreement, in no event shall the existence of a Default or an Event of Default under the SECI Term Loan Agreement or any other SECI Loan Document constitute a Default or Event of Default hereunder unless the events giving rise to a Default or Event of Default under the SECI Term Loan Agreement or such other SECI Loan Document would independently give rise to a Default or Event of Default hereunder.

         Upon the occurrence of and during the continuance of any Event of Default, the rights, powers and privileges provided in this paragraph and all other remedies available to the Agent, any Lender, the Letter of Credit Issuer or the Surety Bond Arranger under this Agreement, any Collateral Security Document or the Surety Bond Arrangements Cash Collateral Agreement or by statute or by rule of law may be exercised by such Agent or Lender, the Letter of Credit Issuer or the Surety Bond Arranger

                           Amendment and Restatement
                               of Loan Agreement
at any time and from time to time (subject to the terms of any intercreditor agreement) whether or not the Loans or other obligations shall be due and payable, and whether or not the Agent, the Letter of Credit Issuer (with respect to the Project Letters of Credit Reserve Account) or the Surety Bond Arranger (with respect to the Surety Bond Arrangements Cash Collateral Agreement) shall have instituted any foreclosure or other action for the enforcement of any of the Basic Documents and, in the case of Events of Default
(j) and (q) above, the required determination having been made by the Agent or the Lenders exercising any remedies hereunder. For the purpose of carrying out the provisions and exercising the rights, powers and privileges granted by this paragraph, the Borrowers hereby irrevocably constitute and appoint the Agent and (with respect to the Surety Bond Arrangements Cash Collateral Agreement only) the Surety Bond Arranger their true and lawful attorneys-in-fact to execute, acknowledge and deliver any instruments and to do and to perform any acts such as are referred to in this paragraph in the name and on behalf of the Borrowers. Such powers of attorney are powers coupled with an interest and cannot be revoked.

         In the event that the Agent shall have foreclosed on or sold any or all of the Collateral, the Agent shall apply the proceeds of any such foreclosure or sale as follows:

          first, to the payment in full of the expenses of such sale, disposition or realization, including all expenses, liabilities and advances incurred or made by the Agent in connection therewith, including reasonable attorneys' fees;

          second, to, the payment of obligations of the Partnership owing to the swap Counterparty under the Swap Agreement and the payment in full of all of the Obligations (including Obligations in respect of the Letters of Credit) owing to the Lenders, the Letter of Credit Issuer and the Letter of Credit Participants;

          third, to the payment of Obligations owing to the Agent in its capacities as such, under the Loan Documents; and


          fourth, to the Borrowers.

         In the event that the Surety Bond Arranger shall have foreclosed on or sold any or all of the Surety Bond Arrangements Collateral, the Security Bond Arranger shall apply the proceeds of any such foreclosure or sale as provided in the Surety Bond Arrangements Cash Collateral Agreement.

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                                                                             93

                SECTION 10 THE AGENT AND RELATIONS AMONG
                           LENDERS, ETC.

         10.1 Appointment of Agent, Powers and Immunities. Each Lender, the Letter of Credit Issuer and the Surety Bond Arranger hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Basic Documents with such powers as are expressly delegated to the Agent by the terms of this Agreement and the other Basic Documents, together with such other powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in any other Basic Document, or be a trustee for any Lender or the Letter of Credit Issuer or the Surety Bond Arranger. Notwithstanding anything to the contrary contained herein, the Agent shall not be required to take any action which is contrary to this Agreement or any other Basic Document or applicable law. Neither the Agent, the Letter of Credit Issuer, the Surety Bond Arranger nor any Lender nor any of their respective affiliates shall be responsible to any other Lender, the Letter of Credit Issuer or the Surety Bond Arranger for any recitals, statements, representations or warranties made by either of the Borrowers or North Country contained in this Agreement or any other Basic Document or in any certificate or other document referred to or provided for in, or received by any Lender, the Surety Bond Arranger or the Letter of Credit Issuer under, this Agreement or any other Basic Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Notes, the other Basic Documents or any other document referred to or provided for herein or therein or for any failure by either of the Borrowers to perform its obligations hereunder or thereunder. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Agent nor any of its directors, officers, employees or agents shall be responsible for any action taken or omitted to be taken by it or them hereunder or under any other Basic Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

         10.2 Reliance by Agent. The Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, telecopy or telex) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to take any action or exercise any discretion, but the Agent shall be required to act or to refrain from acting upon instructions of the Required Lenders and shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any other Basic Document in accordance with

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
                                                                             94

the instructions of the Required- Lenders, and such instructions Of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

         10.3 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or an Event of Default unless the Agent has received notice from a Lender or the Partnership referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or an Event of Default the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Leaders; provided, that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         10.4 Rights as Lenders. With respect to its commitment to make Loans, CS shall have the same rights and powers hereunder as any Lender and may exercise the same as though it were not acting as the Agent and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include CS in its individual capacity. CS and its affiliates may (without having to account therefor to any Lender) extend credit (on a secured or unsecured basis) to and generally engage in any kind of lending, trust or other business with either of the Borrowers or any of their affiliates, as if it were not acting as the Agent.

         10.5 Indemnification. Without limiting the obligations of the Partnership, under Sections 11.5 and 11.6, the Lenders agree to indemnify the Agent, ratably in accordance with the aggregate principal amount of the Loans held by such Lender or, if no Loans are then outstanding, the respective amounts of their Commitment Percentages, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements or any kind or nature whatsoever which may at any time (including, without limitation, at any time following the payment of principal of and/or interest on the Loans) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including the costs and expenses which the Partnership is obligated to pay under Sections 11.5 and 11.6) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided, that no Lender shall be liable for any of the foregoing to the extent they arise from the Agent's gross negligence or wilful misconduct. The Agent shall be fully justified in refusing to take or to continue to take any action hereunder unless it shall

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
first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

         10.6 Non-Reliance on Agent and Other Lenders. Each Lender represents that it has, independently and without reliance on the Agent, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of the Partnership, the IDA and SECI General and its own decision to enter into this Agreement and agrees that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement. Neither the Agent nor any Lender shall be required to keep informed as to the performance or observance by the Borrowers under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of, the Partnership. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, neither the Agent nor any Lender shall have any duty or responsibility to provide any Lender with any credit or other information concerning the Borrowers, or any affiliate of the Borrowers, which may come into the possession of the Agent or such Lender or any of its or their affiliates.

         10.7 Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Partnership, and the Agent may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint A successor Agent. If no successor Agent shall have been appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be (i) a bank with an office (or having an affiliate with an office) in New York, New York having a combined capital and surplus of not less than $500,000,000 and (ii) an Eligible Assignee. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

                          Amendment and Restatement
                              of Loan Agreement

         10.8 Authorization. The Agent is hereby authorized by the Lenders, the Surety Bond Arranger and the Letter of Credit Issuer to execute, deliver and perform each of the Basic Documents to which the Agent (whether as "Agent", "Grantee" or "Mortgagee") is or is intended to be a party and each of the Lenders, the Surety Bond Arranger and the Letter of Credit Issuer agrees to be bound by all of the agreements of the Agent contained in the Basic Documents.

         SECTION 11 MISCELLANEOUS

         11.1 Amendments and Waivers. (a) No provision of this Agreement or of any other Basic Document to which the Agent is a party may be amended, supplemented, modified or waived, except in accordance with the terms of this section 11. With the written consent of the Required Lenders, the Borrowers and the Agent may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Agreement or the Notes or any other Basic Document to which the Agent is a party or changing in any manner the rights of the Agent or of the Borrowers hereunder or thereunder, and the Agent, with the consent of the Required Lenders, may execute and deliver to the Borrowers a written instrument waiving, on such terms and conditions as the Agent may specify in such instrument, any of the requirements of this Agreement or the Notes or any other Basic Document to which the Agent is a party or any Default or Event of Default and its consequences. Any such waiver and any such amendment, supplement or modification shall be binding upon the Borrowers, the Lenders and all future holders of the Notes; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) extend the maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or change the amount or terms of any Agency Fees or Letter of Credit Fees, or amend, modify or waive any provision of this Section, or reduce the percentage specified in the definition of Required Lenders or release any Collateral or amend any provision hereof which would result in borrowings or payments by the Borrowers hereunder on a basis other than pro rata among all the Lenders, in each case without the written consent of all the Lenders, or (ii) amend, modify or waive any provision of
Section 10 without the written consent of the then Agent or (iii) amend, modify or waive any provision of section 3 applicable to the Letter of Credit Issuer without the written consent of the then Letter of Credit Issuer or (iv) amend, modify or waive any provision of Section 3 applicable to the Surety Bond Arranger without the written consent of the Surety Bond Arranger or (v) amend, modify or waive Section 2.3(b) without the consent of the then Swap Counterparty. Notwithstanding the foregoing, so long as (1) GE Capital is a Partner of the Partnership, (2) GE Capital holds indebtedness of SECI in its capacity as SECI Term Lender or (3) in the reasonable judgment of the Required Lenders,

                           Amendment and Restatement
                               of Loan Agreement

GE Capital otherwise maintains a comparable significant economic investment in the Partnership which is junior in right of payment to the interest of the Lenders hereunder and the Required Lenders reasonably believe that the holding of such investment would cause GE Capital, in its capacity as such holder, to take or maintain positions affecting the Partnership which are materially different from the positions which would be taken or maintained by GE Capital if its only investment in the Partnership were the holding of the Term Notes, GE Capital shall not have the right to vote on any matter expressly requiring the consent or waiver of the "Required Lenders"; provided, that (i) each Lender agrees that in exercising its right to vote in instances when the right of GE Capital to vote is so restricted, such Lender will not agree to any such amendment, waiver or consent which, in such Lender's reasonable judgment, will have an effect on GE Capital as a Lender which is different from the effect which such amendment, waiver or consent will have on such Lender and (ii) the Borrowers and the Lenders agree that any vote cast by any Lender in violation of the immediately preceding clause (i) shall be void and of no force or effect; provided, further, that the foregoing limitation on the voting rights of GE Capital as a Lender shall not apply to any Permitted Assignee of GE Capital unless such Permitted Assignee meets any of the tests set forth in clauses (1), (2) or (3) above. The term "GE Capital" as used in this Section 11.1(a) shall mean General Electric Capital Corporation and its successors.

         (b) Notwithstanding the provisions of Section 11.1(a), the Partnership may, without the consent of the Agent or the Lenders, modify the Construction budget set forth in Schedule 5-A to the Original Loan Agreement solely in order to change the characterization of any item therein, in connection with the Project, as an IDA Building Cost, an IDA Development Cost or a Partnership Development Cost or, in connection with the North Country Project, as an IDA (North Country) Building Cost or an IDA (North Country) Development Cost.

         11.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing, by telecopier or, if available, by telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, first class postage prepaid, or in the case of transmission by telecopier, when confirmation of receipt is obtained, or in the case of telex notice, when sent, answerback received, addressed as follows in the case of the Partnership, the IDA, the Agent, the Letter of Credit Issuer and the Surety Bond Arranger and as set forth in Schedule 8 in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

                          Amendment and Restatement
                               of Loan Agreement

           The Partnership
           or North Country:  Five Post Oak Park
                              Suite 1400
                              Houston, Texas 77027
                              Attention: General Counsel
                              Telecopy: (713) 622-0045

           The IDA:           County of Clinton Industrial
                               Development  Agency
                              2 Industrial Boulevard East
                              Plattsburgh, New York 12901
                              Attention: Chairman
                              Telecopy:

           The Agent:         Credit Suisse
                              Tower 49
                              12 East 49th Street
                              New York, New York 10017
                              Telecopy: (212) 238-5390

                             Amendment and Restatement
                                 of Loan Agreement

              The Letter of
              Credit Issuer and
              Surety Bond
              Arranger:          General Electric Capital Corporation
                                 1600 Summer Street
                                 Stamford, Connecticut 06927

         11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or the Lenders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         11.4 Survival. All representations and warranties made in this Agreement and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes.

         11.5 Expenses and Taxes. Whether or not any Term Loan is made or any of the other transactions contemplated by this Agreement are consummated, the Partnership shall (without duplication of any such amounts as shall expressly be required to be paid by the Partnership pursuant to the other provisions of this Agreement):

          (a) pay all reasonable expenses incurred by GE Capital with respect to the negotiation, preparation, execution and delivery of this Agreement and the other Basic Documents, any and all transactions contemplated hereby or thereby and the preparation of any document reasonably required hereunder or thereunder (other than expenses incurred by GE Capital specifically relating to syndication which shall be for the account of GE Capital and internal overhead expenses), including (without limiting the generality of the foregoing) all reasonable fees and expenses of Simpson Thacher & Bartlett, counsel for GE Capital, all reasonable fees and expenses of the Independent Engineer, the Gas Consultant, insurance consultants, all title and conveyancing charges, recording and filing fees and taxes, mortgage taxes, intangible personal property taxes, escrow fees, revenue and tax stamp expenses, insurance premiums (including title insurance premiums), placement and other fees of investment bankers of the Borrowers, court costs, and surveyors', appraisers', architects', engineers', environmental, gas and other consultants', and accountants' reasonable fees and disbursements,

                             Amendment and Restatement
                               of Loan Agreement

          (b) pay all reasonable expenses incurred by the Agent, the Lenders, the Letter of Credit Issuer and the Surety Bond Arranger (other than internal overhead expenses) with respect to (i) any amendments, waivers or supplements to any of the Basic Documents, or (ii) any request of the Borrowers for a consent, waiver or other action in connection with the Assigned Contracts and with respect to enforcement of their rights and remedies hereunder,

          (c) pay the Agent for all its reasonable costs and expenses incurred in connection with, and to pay, indemnify and hold the Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever arising out of or in connection with, the enforcement or preservation of any rights under this Agreement and the other Basic Documents and any such other documents, including without limitation, reasonable fees and disbursements of counsel to the Agent incurred in connection with the foregoing and in connection with advising the Agent with respect to its rights and responsibilities under this Agreement, the other Basic Documents and the documentation relating thereto, and

          (d) pay, indemnify, and hold each Lender, the Letter of Credit Issuer and the Surety Bond Arranger harmless from and against, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes (and not taxes imposed on or measured by net income, overall gross receipts or capital of such Lender, the Letter of Credit Issuer, the Surety Bond Arranger or any franchise tax imposed on such Lender, the Letter of Credit Issuer or the Surety Bond Arranger), if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and the other Basic Documents and any such other documents;

provided, that the Partnership shall have no obligation hereunder with respect to indemnified liabilities of the Agent, any Lender, the Letter of Credit Issuer or the Surety Bond Arranger or any of their respective Affiliates or any of their respective officers and directors to the extent that such indemnified liability resulted from the gross negligence or willful misconduct of the Agent, such Lender, the Letter of Credit Issuer or the Surety Bond Arranger. The agreements in this subsection shall survive repayment of the Notes and all other amounts payable hereunder.

         11.6 Indemnification. The Partnership agrees to pay, indemnify and hold the Agent, each Lender, the Letter of Credit Issuer and the Surety Bond Arranger and their respective

                         Amendment and Restatement
                             of Loan Agreement
affiliates, directors and officers harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or the other Basic Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (all of the foregoing, collectively, the "indemnified liabilities"), provided, that the Partnership shall have no obligation hereunder to any such Person with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of any such Person, (ii) legal proceedings commenced against any such Person by any security holder or creditor of any such Person arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such, or (iii) legal proceedings commenced against any such Person by any Permitted Assignee or Transferee. The agreements in this Section shall survive repayment of the Notes and all other amounts payable hereunder.

         11.7 Successors and Assigns; Transferees; Transferred Interests. (a) This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Agent, the Letter of Credit Issuer, the Leaders, the Surety Bond Arranger, all future holders of the Notes and their respective successors and assigns, except that neither of the Borrowers may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lenders, the Letter of Credit Issuer and the Surety Bond Arranger.

         (b) (i) Each Lender, in accordance with all Applicable Laws, may at any time assign to one or more Persons (a "Permitted Assignee") all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, interests in Letters of Credit, Loans at the time owing to it and the Notes); provided that (i) at no one time shall there be more than ten (10) Lenders in addition to GE Capital and its successors and direct and indirect Permitted Assignees (GE Capital and any such successors and Permitted Assignees being herein referred to as the "GE Capital Lenders"),
(ii) at no one time shall there be more than seven (7) GE Capital Lenders and
(iii) after giving effect to any such assignment, both the transferor Lender (unless such Lender shall have transferred all of its interests hereunder) and each Permitted Assignee of such transferor Lender shall hold Loans in a principal amount equal to at least the lesser of (x) $10,000,000 and (y) 4.88687782% of the aggregate principal amount of all the Loans outstanding immediately before giving effect to such assignment.

         (ii) The parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the

                           Amendment and Restatement
                               of Loan Agreement

Register referred to in paragraph (iii) of this Section 11.7, an assignment substantially in the form of Exhibit E (an "Assignment and Acceptance"), together with any Note or Notes subject to such assignment. Upon its receipt of an Assignment and Acceptance executed by an assigning Leader and a Permitted Assignee, together with any Note or Notes subject to such assignment and the written consent to such assignment, if required, the Agent shall, if such Assignment and Acceptance has been completed, (x) accept such Assignment and Acceptance, (y) record the information contained therein in the Register and
(z) give prompt notice thereof to the Partnership. Within five Business Days after notice of execution and delivery of such assignment, the Borrowers; at the expense of the Partnership and North Country, shall execute and deliver to the Agent in exchange for the assigning Lender's surrendered Note or Notes a new Note or Notes, to the order of such Permitted Assignee in an amount reflecting the portion of the Term Loans assumed by it pursuant to such assignment and a new Note or Notes to the order of the assigning Lender in an amount reflecting the portion of the Term Loans retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the date of such surrendered Note or Notes and shall otherwise be in substantially the form of Exhibit A-1, A-2 or A-3, as the case may be. Cancelled Notes shall be returned to the Borrowers by the Agent after confirming delivery of the new Note or Notes to such Permitted Assignee. In addition, the Partnership shall use its reasonable efforts to provide to the Agent reliance letters covering the opinions and reports required to be delivered on or prior to the Construction Loan Closing Date. Upon (x) the execution, delivery and recording of such assignment, (y) delivery of an executed copy thereof to the Partnership and (z) payment by the Permitted Assignee of the purchase price specified therein, (1) such Permitted Assignee shall be a Lender party hereto and, to the extent provided in such assignment (but in no event in excess of the amount assigned), shall have the rights and obligations of a Lender and a Letter of Credit Participant hereunder and (2) the assigning Lender shall, to the extent provided in such assignment with respect to the interests, rights and obligations of such Lender so assigned, be released from its obligations under this Agreement.

         (iii) The Agent shall maintain at its address referred to in Section
11.2 a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the principal amount of the Term Loan held by each Lender from time to time (the
"Register"). The entries in the Register shall be conclusive in the absence of manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.


                         Amendment and Restatement
                             of Loan Agreement

         (c) The Borrowers acknowledge that each Lender may at any time grant participations in Letters of Credit or in this Agreement and the Collateral Security Documents (collectively, "Participations") to one or more Persons (such Persons being herein called "Transferees"); provided, however, that (i) such Lender's obligations under this Agreement and under any Collateral Security Document shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Transferees shall be entitled to the benefit of the provisions contained in Sections 4.5, 4.7, 4.8 and 4.9, and (iv) the Borrowers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and under any Collateral Security Documents.

         (d) The Borrowers authorize each Lender to disclose to any prospective Permitted Assignee pursuant to paragraph (b) of this Section 11.7 or prospective Transferee pursuant to paragraph (c) of this Section 11.7 all financial or other necessary information in such Lender's possession concerning the Borrowers, any Partner or the Project which has been delivered to such Lender by or on behalf of the Borrowers pursuant to this Agreement or any other Basic Document or which has been delivered to such Lender by or on behalf of the Borrowers or any Affiliate of the Borrowers in connection with such Lender's credit evaluation of the Borrowers and the Project prior to or after entering into this Agreement, provided, however, that if any such information furnished to such Lender, prospective Assignee or prospective Transferee is marked in writing as being confidential information, such Lender, prospective Assignee or prospective Transferee shall hold such information confidential, except that such information may be disclosed (i) to the Agent's and Lenders', prospective Assignee's or prospective Transferee's employees, officers, directors and other personnel engaged in the transactions contemplated by the Basic Documents from time to time, (ii) to the Agent's and Lenders' prospective Assignee's or prospective Transferee's counsel, independent certified public accountants or independent insurance advisors or insurance examiners or engineers or consultants who agree to hold such information confidential, (iii) as may be required by any statute, court or administrative order or decree or governmental ruling or regulation, (iv) as may be requested by any Governmental Authority or (v) as may he necessary in connection with the enforcement of any provision of any Basic Document.

         (e) Each Lender may assign and pledge all or any portion of the Term Notes held by it and the Term Loans owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Term Notes and Term Loans made by the Borrowers to the assigning and/or the pledging Lender in

                         Amendment and Restatement
                             of Loan Agreement
accordance with the terms of this Agreement shall satisfy the Borrowers' obligations hereunder in respect of such assigned Term Notes and Term Loans to the extent of such payment. No such assignment shall release the assigning Lender from its obligations hereunder.

         11.8 No Recourse. (a) The obligations and agreements of the IDA contained herein and any other instrument or document executed in connection therewith or herewith, and any other instrument or document supplemental thereto or hereto, shall be deemed the obligations and agreements of the IDA and not of any member, officer, agent or employee of the IDA in his individual capacity, and the members, officers, agents and employees of the IDA shall not be liable personally hereon or thereon or be subject to any personal liability or accountability based upon or in respect hereof or thereof or of any transaction contemplated hereby or thereby. The obligations and agreements of the IDA contained herein and therein shall not constitute or give rise to an obligation of the State of New York or Clinton County, New York and neither the State or New York nor Clinton County, New York shall be liable hereon or thereon, and, further such obligations and agreements shall not constitute or give rise to a general obligation of the IDA, but rather shall constitute limited obligations of the IDA payable solely from the revenues of the IDA derived and to be derived from the lease, sale or other disposition of the Project (except for revenues derived by the IDA from the Unassigned Rights (as defined in the Installment Sale Agreements)) or by recourse to the Project.

         (b) Subject to Section 11.8 (a), there shall be full recourse to the Borrowers and all of their assets for the liabilities of the Borrowers under this Agreement and the Notes and their other Obligations, but in no event shall there be any recourse against any partner, including SECI, or any officer, director, employee, shareholder or holder of any equity interest in the Partnership or any partner, or any affiliate thereof, nor shall any partner, including SECI, or any officer, director, employee, shareholder or holder of any equity interest in the Partnership or any partner, or any affiliate thereof, be personally liable or obligated for such liabilities and Obligations of the Partnership except as may be specifically provided in any other Basic Document to which such Person is a party. Nothing herein contained shall limit or be construed to limit the liabilities and obligations of any such Person in accordance with the terms of any other Basic Document creating such liabilities and obligations to which such Person is a party.

         11.9 Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

                         Amendment and Restatement
                             of Loan Agreement

         11.10 Headings. The headings of the various sections and paragraphs of this Agreement are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

         11.11 Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         11.12 The Lenders, the Letter of Credit Issuer and the Surety Bond Arranger Sole Beneficiaries. All conditions of the obligations of the Lenders to make Loans and to take participating interests in Letters of Credit hereunder, all conditions of the obligations of the Letter of Credit Issuer to issue the Letters of Credit hereunder and all conditions to the obligation of the Surety Bond Arranger to enter into the Surety Bond Arrangements as contemplated hereby are imposed solely and exclusively for the benefit of the Lenders, the Letter of Credit Issuer and the Surety Bond Arranger and their respective assigns and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Lenders will refuse to make Loans and to take participating interests in Letters of Credit, that the Letter of Credit Issuer will refuse to issue the Letters of Credit or that Surety Bond Arranger will refuse to enter into and maintain the Surety Bond Arrangements in the absence of strict compliance with any or all of such conditions and no Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by the Lenders, the Letter of Credit Issuer and the Surety Bond Arranger at any time if in their sole discretion it deems it advisable to do so. Inspections and approvals of Plans and Specifications, the Project and the workmanship and materials used therein impose no responsibility or liability of any nature whatsoever on the Agent, the Lenders, the Surety Bond Arranger, the Gas Consultant or the Independent Engineer, and no Person shall, under any circumstances, be entitled to rely upon such inspections and approvals by the Agent, the Lenders, the Surety Bond Arranger, the Gas Consultant or the Independent Engineer for any reason. The Lenders are obligated hereunder solely to make Loans and to take participating interests in Letters of Credit, the Letter of Credit Issuer is obligated hereunder solely to issue the Letters of Credit and the Surety Bond Arranger is obligated hereunder solely to enter into the Surety Bond Arrangements if and to the extent required by this Agreement.

         11.13 Governing Law. This Agreement and the Notes and the rights and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                           Amendment and Restatement
                               of Loan Agreement

         11.14 Submission to Jurisdiction; Waivers. (a) Each of the Borrowers hereby irrevocably and unconditionally:

          (i) Submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Basic Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (ii) Consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in any inconvenient court and agrees not to plead or claim the same;

          (iii) Agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Borrower at its address set forth in Section 11.2 or at such other address of which the Agent shall have been notified pursuant thereto; and

          (iv) Agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         (b) The Borrowers, the Agent, the Letter of Credit Issuer, the Surety Bond Arranger and each Lender hereby irrevocably and unconditionally waive trial by jury in any legal action or proceeding referred to in paragraph (a) above.

         11.15 Maximum Interest Rate. Anything to the contrary notwithstanding, the Lenders shall not charge, take or receive and the Borrowers shall not be obligated to pay to the Lenders, any amounts constituting interest on the Loans in excess of the maximum rate permitted by applicable law.

         11.16 Release of Collateral. Following the payment in full of all Obligations, the Agent shall release the Collateral under the Collateral Security Documents to the Partnership and the IDA, as the case may be.

         11.17 Consent. The parties hereto agree that Amended and Restated Appendix A shall amend and restate Appendix A to all of the Basic Documents of which Appendix A is a part or in which Appendix A is incorporated by reference.

                         Amendment and Restatement
                             of Loan Agreement

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                            SARANAC POWER PARTNERS, L.P.

                            By: Saranac Energy Company, Inc., its
                                   general partner

                            By: /s/ Martin H. Young Jr.
                               ------------------------------------
                               Title:

                            NORTH COUNTRY GAS PIPELINE CORPORATION

                            By: /s/ Martin H. Young Jr.
                               ------------------------------------
                               Title:

                            COUNTY OF CLINTON INDUSTRIAL DEVELOPMENT
                                AGENCY

                            By: /s/ Robert M. Garron
                               ------------------------------------
                               Title:

                            GENERAL ELECTRIC CAPITAL CORPORATION,
                              as a Lender and as Letter of Credit Issuer

                            By: /s/  illegible
                               ------------------------------------
                               Title:

                            CREDIT SUISSE, as Agent, a Co-Agent and a Lender

                            By:
                               ------------------------------------
                               Title:

                            ABN-AMRO BANK, N.V., as a Co-Agent and
                               a Lender

                            By:
                               ------------------------------------
                               Title:



                             Amendment and Restatement
                               of Loan Agreement

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the' day and year first above written.

                            SARANAC POWER PARTNERS, L.P.

                            By: Saranac Energy Company, Inc.,
                                its general partner

                            By:
                               ------------------------------------
                               Title:

                            NORTH COUNTRY GAS PIPELINE CORPORATION

                            By:
                               ------------------------------------
                               Title:

                            COUNTY OF CLINTON INDUSTRIAL
                              DEVELOPMENT AGENCY

                            By:
                               ------------------------------------
                               Title:

                            GENERAL ELECTRIC CAPITAL CORPORATION, as a
                              Lender and as Letter of Credit Issuer

                            By:
                               ------------------------------------
                               Title:

                            CREDIT SUISSE, as Agent, a Co-Agent and a
                              Lender

                            By: /s/ M. Hurd      /s/ PP Schultheiss
                               ------------------------------------
                               Title:  Associate      Associate

                            ABN-AMRO BANK, N.V., as a Co-Agent and
                              a Lender

                            By:
                               ------------------------------------
                               Title:


                         Amendment and Restatement
                            of Loan Agreement

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                            SARANAC POWER PARTNERS, L.P.

                            By: Saranac Energy Company, Inc.,
                                its general partner

                            By:
                               ------------------------------------
                               Title:

                            NORTH COUNTRY GAS PIPELINE CORPORATION

                            By:
                               ------------------------------------
                               Title:

                            COUNTY OF CLINTON INDUSTRIAL
                              DEVELOPMENT AGENCY

                            By:
                               ------------------------------------
                               Title:

                            GENERAL ELECTRIC CAPITAL CORPORATION, as a
                            Lender and as Letter of Credit Issuer

                            By:
                               ------------------------------------
                               Title:

                            CREDIT SUISSE, as Agent, a Co-Agent and a Lender

                            By:
                               ------------------------------------
                               Title:  Associate

                            ABN-AMRO BANK, N.V., as a Co-Agent and

                            a Lender

                            By: /s/ Robert S. Mudge
                               ------------------------------------
                               Title:  Robert S. Mudge
                                       Vice President


                         Amendment and Restatement
                            of Loan Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                            SARANAC POWER PARTNERS, L.P.

                            By: Saranac Energy Company, Inc.,
                                its general partner

                            By:
                               ------------------------------------
                               Title:

                            NORTH COUNTRY GAS PIPELINE CORPORATION

                            By:
                               ------------------------------------
                               Title:

                            COUNTY OF CLINTON INDUSTRIAL
                              DEVELOPMENT AGENCY

                            By:
                               ------------------------------------
                               Title:

                            GENERAL ELECTRIC CAPITAL CORPORATION, as a
                            Lender and as Letter of Credit Issuer

                            By:
                               ------------------------------------
                               Title:

                            CREDIT SUISSE, as Agent, a Co-Agent and a Lender

                            By:
                               ------------------------------------
                               Title:  Associate

                            ABN-AMRO BANK, N.V., as a Co-Agent and

                            a Lender

                            By:  /s/ illegible
                               ------------------------------------
                               Title:


                         Amendment and Restatement
                            of Loan Agreement

                           NATIONAL WESTMINSTER BANK PLC, as a Co-
                               Agent and a Lender

                            By: /s/   Weber
                               ------------------------------------
                               Title:   Vice President

                           THE FUJI BANK, LIMITED, NEW YORK BRANCH, as a
                               Co-Agent and a Lender

                            By: /s/ Toru Maeda
                               ------------------------------------
                               Title: Toru Maeda
                                      Joint General Manager

                           THE SUMITOMO BANK, LIMITED,
                               asLead Manager and Lender

                            By:
                               ------------------------------------
                               Title:


                         Amendment and Restatement
                            of Loan Agreement

                         NATIONAL WESTMINSTER BANK PLC, as a
                             Co-Agent and a Lender


                            By:
                               ------------------------------------
                               Title:

                         THE FUJI BANK, LIMITED, NEW YORK BRANCH, as a
                             Co-Agent and a Lender

                            By:
                               ------------------------------------
                               Title:

                         THE SUMITOMO BANK, LIMITED, as
                             Lead Manager and a Lender

                            By:   /s/   illegible
                               ------------------------------------
                               Title:  Senior Vice President

                             Amendment and Restatement
                                of Loan Agreement